UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income - Initial Class	30.21%	-0.72%	1.84%
VIP Equity-Income - Service Class A	30.03%	-0.82%	1.73%
VIP Equity-Income - Service Class 2 B	29.88%	-0.97%	1.58%
VIP Equity-Income - Investor Class C	30.09%	-0.81%	1.79%

A Performance of Service Class shares reflects an asset-based service fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio: For the 12 months ending December 31, 2009, the fund solidly outpaced the Russell 3000® Value Index, which returned 19.76%. (For specific portfolio results, please refer to the performance section of this report.) Overall, the fund was positioned more aggressively than the index so that it could benefit significantly from an improvement in the economy. From an industry perspective, stock picks in capital goods, energy and banks provided the biggest boost to relative performance. Overweighting consumer discretionary - particularly the automobiles and components group - technology and diversified financials also helped. On the flip side, unrewarding stock selection in automobiles and components detracted from the fund's relative results, as did an underweighting in materials and health care. Individual contributors included an underweighted position in energy giant Exxon Mobil, whose return lagged that of the broader market. Underweighting multi-industry conglomerate General Electric and financials heavyweight Citigroup, two weak-performing benchmark components, also helped. Individual detractors included the fund's relatively small stake in Ford Motor, which came back strongly as it gained share against other major automakers and became profitable. An underweighting in copper mining company Freeport-McMoRan Copper & Gold, which benefited from rising commodity prices, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.57%
Actual		$ 1,000.00	$ 1,242.70	$ 3.22
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91
Service Class	.67%
Actual		$ 1,000.00	$ 1,241.70	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class 2.82%
Actual		$ 1,000.00	$ 1,240.60	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2R	.82%
Actual		$ 1,000.00	$ 1,240.90	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Investor Class	.66%
Actual		$ 1,000.00	$ 1,241.40	$ 3.73
Hypothetical A		$ 1,000.00	$ 1,021.88	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	3.7
Wells Fargo & Co.	3.4	3.3
AT&T, Inc.	3.1	3.5
Chevron Corp.	2.8	3.0
Bank of America Corp.	2.7	3.0
Pfizer, Inc.	2.5	1.6
Exxon Mobil Corp.	2.5	3.4
PNC Financial Services Group, Inc.	1.9	1.0
Merck & Co., Inc.	1.7	0.8
Royal Dutch Shell PLC Class A sponsored ADR	1.6	1.0
	25.9
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.4	25.3
Energy	15.3	15.3
Consumer Discretionary	14.7	13.5
Industrials	10.1	8.5
Information Technology	8.6	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 97.8%		Stocks 97.2%
	Bonds 2.2%		Bonds 1.8%
	Short-Term Investments and Net Other Assets 0.0%†		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	13.1%	** Foreign investments	10.8%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 1.5%
Johnson Controls, Inc.	1,779,883	$ 48,484,013
Michelin CGDE Series B	116,762	8,956,557
The Goodyear Tire & Rubber Co. (a)	2,295,700	32,369,370
		89,809,940
Automobiles - 1.1%
Daimler AG (Reg.)	185,204	9,871,373
Fiat SpA (a)	954,377	14,004,922
Harley-Davidson, Inc. (d)	1,279,250	32,237,100
Thor Industries, Inc.	151,600	4,760,240
Winnebago Industries, Inc. (a)	144,011	1,756,934
		62,630,569
Diversified Consumer Services - 0.7%
H&R Block, Inc.	1,889,186	42,733,387
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp. unit	112,000	28,657,440
Sands China Ltd.	4,370,400	5,273,508
Starbucks Corp. (a)	1,335,700	30,801,242
		64,732,190
Household Durables - 2.0%
Black & Decker Corp.	327,151	21,209,199
KB Home	295,900	4,047,912
Lennar Corp. Class A	603,166	7,702,430
Newell Rubbermaid, Inc.	1,925,020	28,894,550
Pulte Homes, Inc.	1,665,768	16,657,680
Toll Brothers, Inc. (a)	52,787	992,923
Whirlpool Corp.	486,034	39,203,502
		118,708,196
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	1,026,465	11,126,881
Leisure Equipment & Products - 0.2%
Brunswick Corp.	1,013,757	12,884,851
Media - 2.8%
Belo Corp. Series A	952,224	5,180,099
CC Media Holdings, Inc. Class A (a)	693,958	2,151,270
Comcast Corp. Class A	2,162,436	36,458,671
Informa PLC	1,922,891	9,944,577
Interpublic Group of Companies, Inc. (a)	1,365,700	10,078,866
The Walt Disney Co.	1,362,400	43,937,400
Time Warner, Inc.	1,498,683	43,671,623
Virgin Media, Inc.	729,980	12,285,563
		163,708,069
Multiline Retail - 1.6%
Kohl's Corp. (a)	639,224	34,473,350
Macy's, Inc.	824,200	13,813,592
Target Corp.	953,300	46,111,121
Tuesday Morning Corp. (a)	445,123	1,148,417
		95,546,480

	Shares	Value
Specialty Retail - 2.5%
Home Depot, Inc.	2,248,200	$ 65,040,426
Lowe's Companies, Inc.	1,070,178	25,031,463
OfficeMax, Inc. (a)	429,700	5,452,893
RadioShack Corp.	565,700	11,031,150
Staples, Inc.	1,627,145	40,011,496
		146,567,428
TOTAL CONSUMER DISCRETIONARY		808,447,991
CONSUMER STAPLES - 5.0%
Beverages - 1.1%
Carlsberg AS Series B	335,671	24,797,311
The Coca-Cola Co.	723,465	41,237,505
		66,034,816
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	625,805	20,157,179
Kroger Co.	672,300	13,802,319
Wal-Mart Stores, Inc.	173,363	9,266,252
Walgreen Co.	363,149	13,334,831
Winn-Dixie Stores, Inc. (a)	587,020	5,893,681
		62,454,262
Food Products - 1.1%
Hershey Co.	101,300	3,625,527
Marine Harvest ASA (a)(d)	15,779,000	11,518,552
Nestle SA (Reg.)	683,518	33,137,866
Tyson Foods, Inc. Class A	1,213,727	14,892,430
		63,174,375
Household Products - 0.8%
Kimberly-Clark Corp.	133,489	8,504,584
Procter & Gamble Co.	619,942	37,587,083
		46,091,667
Personal Products - 0.2%
Avon Products, Inc.	430,908	13,573,602
Tobacco - 0.8%
Philip Morris International, Inc.	965,905	46,546,962
TOTAL CONSUMER STAPLES		297,875,684
ENERGY - 15.3%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	340,800	13,795,584
BJ Services Co.	654,124	12,166,706
Halliburton Co.	763,095	22,961,529
Nabors Industries Ltd. (a)	947,513	20,741,060
Noble Corp.	1,079,468	43,934,348
Pride International, Inc. (a)	410,300	13,092,673
Schlumberger Ltd.	642,557	41,824,035
		168,515,935
Oil, Gas & Consumable Fuels - 12.4%
Anadarko Petroleum Corp.	339,800	21,210,316
Apache Corp.	368,580	38,026,399
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chevron Corp.	2,164,629	$ 166,654,787
Cloud Peak Energy, Inc.	186,600	2,716,896
ConocoPhillips	1,592,410	81,324,379
CONSOL Energy, Inc.	432,690	21,547,962
Devon Energy Corp.	212,200	15,596,700
EOG Resources, Inc.	446,300	43,424,990
Exxon Mobil Corp.	2,123,330	144,789,873
Marathon Oil Corp.	731,500	22,837,430
Occidental Petroleum Corp.	662,009	53,854,432
Reliance Industries Ltd.	484,316	11,380,539
Royal Dutch Shell PLC:
Class A sponsored ADR	1,609,400	96,741,034
Class B ADR	232,200	13,497,786
		733,603,523
TOTAL ENERGY		902,119,458
FINANCIALS - 25.2%
Capital Markets - 5.0%
Bank of New York Mellon Corp.	1,570,599	43,929,654
Credit Suisse Group sponsored ADR	323,400	15,898,344
Goldman Sachs Group, Inc.	478,494	80,788,927
Legg Mason, Inc.	142,012	4,283,082
Morgan Stanley	2,423,877	71,746,759
Nomura Holdings, Inc.	711,900	5,296,728
State Street Corp.	864,680	37,648,167
T. Rowe Price Group, Inc.	202,623	10,789,675
UBS AG:
(For. Reg.) (a)	640,888	9,970,413
(NY Shares) (a)	1,106,200	17,157,162
		297,508,911
Commercial Banks - 7.6%
Associated Banc-Corp.	1,324,766	14,585,674
Comerica, Inc.	580,000	17,150,600
Huntington Bancshares, Inc.	1,630,500	5,951,325
KeyCorp	3,133,300	17,389,815
Marshall & Ilsley Corp.	844,500	4,602,525
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,979,625	19,579,755
PNC Financial Services Group, Inc.	2,114,730	111,636,597
Standard Chartered PLC (United Kingdom)	567,497	14,445,274
SunTrust Banks, Inc.	334,863	6,794,370
U.S. Bancorp, Delaware	1,618,638	36,435,541
Wells Fargo & Co.	7,398,509	199,685,758
		448,257,234
Consumer Finance - 1.7%
American Express Co.	668,554	27,089,808
Capital One Financial Corp.	695,499	26,665,432
Discover Financial Services	2,519,369	37,059,918

	Shares	Value
Promise Co. Ltd. (d)	332,700	$ 2,554,783
SLM Corp. (a)	904,032	10,188,441
		103,558,382
Diversified Financial Services - 7.2%
Bank of America Corp.	10,704,679	161,212,466
Citigroup, Inc.	8,450,304	27,970,506
CME Group, Inc.	16,146	5,424,249
JPMorgan Chase & Co.	5,264,512	219,372,212
Moody's Corp. (d)	526,971	14,122,823
		428,102,256
Insurance - 2.4%
ACE Ltd.	470,070	23,691,528
Allstate Corp.	208,800	6,272,352
Hartford Financial Services Group, Inc.	583,700	13,576,862
MetLife, Inc.	497,173	17,575,066
Montpelier Re Holdings Ltd.	1,326,200	22,969,784
PartnerRe Ltd.	250,624	18,711,588
The First American Corp.	289,320	9,579,385
The Travelers Companies, Inc.	550,396	27,442,745
		139,819,310
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	639,315	5,920,057
HCP, Inc.	575,400	17,572,716
Segro PLC	1,278,288	7,119,109
Senior Housing Properties Trust (SBI)	264,756	5,790,214
		36,402,096
Real Estate Management & Development - 0.7%
Allgreen Properties Ltd.	2,921,000	2,556,992
CB Richard Ellis Group, Inc. Class A (a)	2,107,041	28,592,546
Indiabulls Real Estate Ltd. (a)	1,690,085	8,292,014
Unite Group PLC (a)	62,208	301,110
		39,742,662
TOTAL FINANCIALS		1,493,390,851
HEALTH CARE - 7.6%
Biotechnology - 0.7%
Amgen, Inc. (a)	556,222	31,465,479
Biogen Idec, Inc. (a)	236,400	12,647,400
		44,112,879
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	63,114	3,703,530
Boston Scientific Corp. (a)	2,033,862	18,304,758
C. R. Bard, Inc.	43,500	3,388,650
CareFusion Corp. (a)	52,700	1,318,027
Covidien PLC	511,936	24,516,615
		51,231,580
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	796,900	24,289,512
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 5.6%
Abbott Laboratories	224,900	$ 12,142,351
Johnson & Johnson	841,429	54,196,442
Merck & Co., Inc.	2,750,672	100,509,555
Pfizer, Inc.	8,040,415	146,255,149
Sanofi-Aventis	202,819	15,929,130
		329,032,627
TOTAL HEALTH CARE		448,666,598
INDUSTRIALS - 9.8%
Aerospace & Defense - 2.8%
General Dynamics Corp.	168,700	11,500,279
Honeywell International, Inc.	1,179,825	46,249,140
Lockheed Martin Corp.	87,800	6,615,730
Raytheon Co.	153,300	7,898,016
Spirit AeroSystems Holdings, Inc. Class A (a)	769,882	15,289,857
The Boeing Co.	495,584	26,825,962
United Technologies Corp.	766,540	53,205,541
		167,584,525
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	67,514	2,628,320
Masco Corp.	1,363,900	18,835,459
		21,463,779
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	236,239	6,687,926
Construction & Engineering - 0.2%
Fluor Corp.	243,700	10,976,248
Electrical Equipment - 0.5%
Cooper Industries PLC Class A	413,300	17,623,112
Schneider Electric SA	84,278	9,867,297
		27,490,409
Industrial Conglomerates - 3.0%
General Electric Co.	4,167,377	63,052,414
Koninklijke Philips Electronics NV (NY Shares)	236,392	6,959,380
Rheinmetall AG	352,933	22,606,072
Siemens AG sponsored ADR (d)	510,500	46,812,850
Textron, Inc.	989,800	18,618,138
Tyco International Ltd.	601,736	21,469,940
		179,518,794
Machinery - 2.2%
Briggs & Stratton Corp.	1,046,088	19,572,306
Caterpillar, Inc.	101,800	5,801,582
Cummins, Inc.	417,900	19,164,894
Eaton Corp.	384,500	24,461,890
Ingersoll-Rand Co. Ltd.	582,088	20,803,825
Kennametal, Inc.	549,591	14,245,399

	Shares	Value
The Stanley Works	278,036	$ 14,321,634
Vallourec SA	59,100	10,749,766
		129,121,296
Road & Rail - 0.6%
CSX Corp.	406,800	19,725,732
Union Pacific Corp.	266,500	17,029,350
		36,755,082
TOTAL INDUSTRIALS		579,598,059
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	1,912,780	45,791,953
Motorola, Inc.	2,053,412	15,934,477
		61,726,430
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	1,124,865	57,941,796
International Business Machines Corp.	136,200	17,828,580
		75,770,376
Electronic Equipment & Components - 1.6%
Agilent Technologies, Inc. (a)	278,463	8,651,845
Arrow Electronics, Inc. (a)	833,400	24,676,974
Avnet, Inc. (a)	1,022,554	30,840,229
Tyco Electronics Ltd.	1,170,236	28,729,294
		92,898,342
Internet Software & Services - 0.0%
AOL, Inc. (a)	6,813	158,607
IT Services - 0.1%
Hewitt Associates, Inc. Class A (a)	103,300	4,365,458
MoneyGram International, Inc. (a)	721,800	2,078,784
		6,444,242
Office Electronics - 0.2%
Xerox Corp.	1,157,235	9,790,208
Semiconductors & Semiconductor Equipment - 3.2%
Applied Materials, Inc.	2,054,400	28,638,336
Intel Corp.	3,360,800	68,560,320
Micron Technology, Inc. (a)	1,507,800	15,922,368
National Semiconductor Corp.	1,675,447	25,734,866
Novellus Systems, Inc. (a)	721,139	16,831,384
Samsung Electronics Co. Ltd.	2,635	1,805,515
Teradyne, Inc. (a)	1,659,200	17,803,216
Varian Semiconductor Equipment Associates, Inc. (a)	354,900	12,733,812
		188,029,817
Software - 0.8%
Microsoft Corp.	916,760	27,952,012
Oracle Corp.	843,108	20,689,870
		48,641,882
TOTAL INFORMATION TECHNOLOGY		483,459,904
Common Stocks - continued
	Shares	Value
MATERIALS - 1.9%
Chemicals - 1.0%
Celanese Corp. Class A	409,200	$ 13,135,320
Clariant AG (Reg.) (a)	497,150	5,867,181
Dow Chemical Co.	432,700	11,955,501
E.I. du Pont de Nemours & Co.	786,800	26,491,556
		57,449,558
Metals & Mining - 0.7%
Alcoa, Inc.	1,241,171	20,007,677
Commercial Metals Co.	153,000	2,394,450
Nucor Corp.	423,900	19,774,935
		42,177,062
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	289,084	12,471,084
TOTAL MATERIALS		112,097,704
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 5.2%
AT&T, Inc.	6,514,669	182,606,172
Qwest Communications International, Inc.	8,059,800	33,931,758
Verizon Communications, Inc.	2,829,102	93,728,149
		310,266,079
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp. (a)	7,237,678	26,489,901
Vodafone Group PLC sponsored ADR	879,087	20,298,119
		46,788,020
TOTAL TELECOMMUNICATION SERVICES		357,054,099
UTILITIES - 3.5%
Electric Utilities - 2.6%
Allegheny Energy, Inc.	1,622,909	38,105,903
American Electric Power Co., Inc.	775,691	26,986,290
Entergy Corp.	372,459	30,482,045
Exelon Corp.	663,100	32,405,697
FirstEnergy Corp.	588,200	27,321,890
		155,301,825
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	2,329,758	31,009,079
Constellation Energy Group, Inc.	388,406	13,660,239
		44,669,318
Multi-Utilities - 0.1%
CMS Energy Corp.	427,700	6,697,782
TOTAL UTILITIES		206,668,925
TOTAL COMMON STOCKS (Cost $5,532,143,070)		5,689,379,273
Preferred Stocks - 1.6%
	Shares	Value
Convertible Preferred Stocks - 1.5%
FINANCIALS - 1.0%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	9,000	$ 7,560,000
Diversified Financial Services - 0.6%
Bank of America Corp.	1,722,000	25,692,240
Citigroup, Inc. 7.50%	87,000	9,077,580
		34,769,820
Insurance - 0.3%
XL Capital Ltd. 10.75%	494,600	13,809,232
TOTAL FINANCIALS		56,139,052
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese Corp. 4.25%	111,200	4,536,960
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	232,700	26,818,675
TOTAL MATERIALS		31,355,635
TOTAL CONVERTIBLE PREFERRED STOCKS		87,494,687
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	442,986	4,987,990
TOTAL PREFERRED STOCKS (Cost $88,830,967)		92,482,677
Corporate Bonds - 2.2%
	Principal Amount
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.2%
Ford Motor Co. 4.25% 11/15/16	$ 10,390,000	13,140,233
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (e)	2,030,000	1,840,195
Media - 0.8%
Liberty Global, Inc. 4.5% 11/15/16 (e)	3,400,000	3,710,420
Liberty Media Corp.:
3.5% 1/15/31	256,296	169,373
4% 11/15/29	4,750,000	2,434,375
3.5% 1/15/31 (e)	9,378,184	6,197,592
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	$ 22,670,000	$ 14,927,062
0% 2/28/21	3,490,000	2,297,991
Virgin Media, Inc. 6.5% 11/15/16 (e)	12,614,000	14,951,374
		44,688,187
TOTAL CONSUMER DISCRETIONARY		59,668,615
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (c)(e)	10,438,000	6,588,988
INDUSTRIALS - 0.3%
Airlines - 0.2%
AMR Corp. 6.25% 10/15/14	1,930,000	2,001,217
UAL Corp.:
4.5% 6/30/21 (e)	8,490,000	7,428,750
4.5% 6/30/21	280,000	245,000
6% 10/15/29	2,430,000	4,004,397
		13,679,364
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	1,920,000	3,093,504
TOTAL INDUSTRIALS		16,772,868
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	13,250,000	11,875,975
6% 5/1/15	5,870,000	5,261,281
Micron Technology, Inc. 1.875% 6/1/14	5,570,000	5,361,125
		22,498,381
MATERIALS - 0.3%
Metals & Mining - 0.3%
Alcoa, Inc. 5.25% 3/15/14	3,240,000	8,440,200
United States Steel Corp. 4% 5/15/14	4,470,000	8,364,488
		16,804,688
TOTAL CONVERTIBLE BONDS		122,333,540

	Principal Amount	Value
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	$ 15,700,000	$ 9,272,813
TOTAL CORPORATE BONDS (Cost $124,149,963)		131,606,353
Money Market Funds - 0.4%
	Shares
Fidelity Cash Central Fund, 0.16% (f)	646,970	646,970
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	23,754,143	23,754,143
TOTAL MONEY MARKET FUNDS (Cost $24,401,113)		24,401,113
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $5,769,525,113)		5,937,869,416
NET OTHER ASSETS - (0.4)%		(24,715,851)
NET ASSETS - 100%		$ 5,913,153,565
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,520,356 or 1.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 102,108
Fidelity Securities Lending Cash Central Fund	2,011,922
Total	$ 2,114,030
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 808,447,991	$ 764,645,670	$ 43,802,321	$ -
Consumer Staples	297,875,684	297,875,684	-	-
Energy	902,119,458	902,119,458	-	-
Financials	1,554,517,893	1,529,135,969	25,381,924	-
Health Care	448,666,598	432,737,468	15,929,130	-
Industrials	579,598,059	579,598,059	-	-
Information Technology	483,459,904	483,459,904	-	-
Materials	143,453,339	112,097,704	31,355,635	-
Telecommunication Services	357,054,099	357,054,099	-	-
Utilities	206,668,925	206,668,925	-	-
Corporate Bonds	131,606,353	-	131,606,353	-
Money Market Funds	24,401,113	24,401,113	-	-
Total Investments in Securities:	$ 5,937,869,416	$ 5,689,794,053	$ 248,075,363	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 11,592,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	17,065,440
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(28,657,440)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.9%
Switzerland	3.5%
United Kingdom	2.4%
Germany	1.4%
Ireland	1.1%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At December 31, 2009, the Fund had a capital loss carryforward of approximately $535,850,194, of which $240,221,884 and $295,628,310 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $22,868,461) - See accompanying schedule: Unaffiliated issuers (cost $5,745,124,000)	$ 5,913,468,303
Fidelity Central Funds (cost $24,401,113)	24,401,113
Total Investments (cost $5,769,525,113)		$ 5,937,869,416
Cash		255
Foreign currency held at value (cost $935,911)		936,674
Receivable for fund shares sold		1,452,375
Dividends receivable		6,246,755
Interest receivable		1,001,347
Distributions receivable from Fidelity Central Funds		8,536
Prepaid expenses		26,418
Other receivables		449,969
Total assets		5,947,991,745

Liabilities
Payable for investments purchased	$ 2,477,801
Payable for fund shares redeemed	4,833,207
Accrued management fee	2,263,882
Distribution fees payable	361,749
Other affiliated payables	444,942
Other payables and accrued expenses	702,456
Collateral on securities loaned, at value	23,754,143
Total liabilities		34,838,180

Net Assets		$ 5,913,153,565
Net Assets consist of:
Paid in capital		$ 6,349,033,450
Undistributed net investment income		3,552,237
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(607,611,333)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,179,211
Net Assets		$ 5,913,153,565

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($3,771,732,779 ÷ 224,423,139 shares)	$ 16.81

Service Class: Net Asset Value, offering price and redemption price per share ($430,382,740 ÷ 25,690,957 shares)	$ 16.75

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,558,420,837 ÷ 94,056,220 shares)	$ 16.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,259,330 ÷ 318,964 shares)	$ 16.49

Investor Class: Net Asset Value, offering price and redemption price per share ($147,357,879 ÷ 8,787,807 shares)	$ 16.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 140,641,674
Interest		6,629,991
Income from Fidelity Central Funds		2,114,030
Total income		149,385,695

Expenses
Management fee	$ 24,075,160
Transfer agent fees	4,221,132
Distribution fees	3,821,247
Accounting and security lending fees	1,248,700
Custodian fees and expenses	111,489
Independent trustees' compensation	37,646
Appreciation in deferred trustee compensation account	300
Audit	76,147
Legal	35,456
Interest	5,437
Miscellaneous	491,580
Total expenses before reductions	34,124,294
Expense reductions	(104,263)	34,020,031
Net investment income (loss)		115,365,664
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $34,090)	(309,800,968)
Foreign currency transactions	(74,567)
Capital gain distributions from Fidelity Central Funds	1,708
Total net realized gain (loss)		(309,873,827)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $170,609)	1,591,443,990
Assets and liabilities in foreign currencies	8,118
Total change in net unrealized appreciation (depreciation)		1,591,452,108
Net gain (loss)		1,281,578,281
Net increase (decrease) in net assets resulting from operations		$ 1,396,943,945

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 115,365,664	$ 188,293,003
Net realized gain (loss)	(309,873,827)	(284,674,239)
Change in net unrealized appreciation (depreciation)	1,591,452,108	(4,122,622,475)
Net increase (decrease) in net assets resulting from operations	1,396,943,945	(4,219,003,711)
Distributions to shareholders from net investment income	(115,095,209)	(186,575,269)
Distributions to shareholders from net realized gain	-	(8,976,342)
Total distributions	(115,095,209)	(195,551,611)
Share transactions - net increase (decrease)	(545,969,487)	(1,357,103,153)
Redemption fees	1,473	1,769
Total increase (decrease) in net assets	735,880,722	(5,771,656,706)

Net Assets
Beginning of period	5,177,272,843	10,948,929,549
End of period (including undistributed net investment income of $3,552,237 and undistributed net investment income of $2,607,485, respectively)	$ 5,913,153,565	$ 5,177,272,843

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 23.91	$ 26.20	$ 25.49	$ 25.37
Income from Investment Operations
Net investment income (loss)C	.33	.47	.47	.45	.42
Net realized and unrealized gain (loss)	3.64	(10.67)	(.05)	4.37	1.00
Total from investment operations	3.97	(10.20)	.42	4.82	1.42
Distributions from net investment income	(.34)	(.51)	(.50)	(.89)	(.41)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.34)	(.53)	(2.71)	(4.11)	(1.30)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.81	$ 13.18	$ 23.91	$ 26.20	$ 25.49
Total ReturnA, B	30.21%	(42.65)%	1.53%	20.19%	5.87%
Ratios to Average Net AssetsD, F
Expenses before reductions	.58%	.57%	.55%	.57%	.56%
Expenses net of fee waivers, if any	.58%	.57%	.55%	.57%	.56%
Expenses net of all reductions	.58%	.57%	.54%	.56%	.55%
Net investment income (loss)	2.29%	2.37%	1.71%	1.76%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,771,733	$ 3,322,799	$ 7,201,655	$ 8,315,159	$ 7,875,801
Portfolio turnover rateE	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 23.82	$ 26.11	$ 25.39	$ 25.28
Income from Investment Operations
Net investment income (loss)C	.31	.44	.44	.43	.39
Net realized and unrealized gain (loss)	3.63	(10.62)	(.05)	4.35	1.00
Total from investment operations	3.94	(10.18)	.39	4.78	1.39
Distributions from net investment income	(.33)	(.48)	(.47)	(.84)	(.39)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.33)	(.50)	(2.68)	(4.06)	(1.28)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.75	$ 13.14	$ 23.82	$ 26.11	$ 25.39
Total ReturnA, B	30.03%	(42.70)%	1.42%	20.08%	5.76%
Ratios to Average Net AssetsD, F
Expenses before reductions	.68%	.67%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.68%	.67%	.65%	.67%	.66%
Expenses net of all reductions	.68%	.67%	.64%	.66%	.65%
Net investment income (loss)	2.19%	2.27%	1.61%	1.66%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,383	$ 405,082	$ 920,054	$ 1,118,333	$ 1,079,838
Portfolio turnover rate E	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 23.57	$ 25.87	$ 25.17	$ 25.09
Income from Investment Operations
Net investment income (loss) C	.29	.41	.39	.38	.35
Net realized and unrealized gain (loss)	3.58	(10.50)	(.04)	4.32	.98
Total from investment operations	3.87	(10.09)	.35	4.70	1.33
Distributions from net investment income	(.30)	(.46)	(.44)	(.78)	(.36)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.30)	(.48)	(2.65)	(4.00)	(1.25)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.57	$ 13.00	$ 23.57	$ 25.87	$ 25.17
Total Return A, B	29.88%	(42.81)%	1.27%	19.93%	5.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.83%	.82%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.83%	.82%	.80%	.82%	.81%
Expenses net of all reductions	.83%	.82%	.80%	.82%	.80%
Net investment income (loss)	2.04%	2.12%	1.46%	1.51%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,558,421	$ 1,321,569	$ 2,583,129	$ 2,373,059	$ 1,723,546
Portfolio turnover rate E	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 23.44	$ 25.73	$ 25.08	$ 25.01
Income from Investment Operations
Net investment income (loss)C	.28	.41	.39	.38	.35
Net realized and unrealized gain (loss)	3.58	(10.45)	(.04)	4.29	.99
Total from investment operations	3.86	(10.04)	.35	4.67	1.34
Distributions from net investment income	(.30)	(.45)	(.43)	(.80)	(.38)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.30)	(.47)	(2.64)	(4.02)	(1.27)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.49	$ 12.93	$ 23.44	$ 25.73	$ 25.08
Total Return A, B	29.95%	(42.82)%	1.27%	19.89%	5.61%
Ratios to Average Net AssetsD, F
Expenses before reductions	.83%	.82%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.83%	.82%	.80%	.82%	.81%
Expenses net of all reductions	.83%	.81%	.79%	.81%	.80%
Net investment income (loss)	2.04%	2.12%	1.46%	1.51%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,259	$ 5,339	$ 13,558	$ 17,089	$ 9,651
Portfolio turnover rateE	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.15	$ 23.85	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.31	.44	.44	.42	.17
Net realized and unrealized gain (loss)	3.64	(10.63)	(.05)	4.36	.85
Total from investment operations	3.95	(10.19)	.39	4.78	1.02
Distributions from net investment income	(.33)	(.49)	(.48)	(.89)	-
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	-
Total distributions	(.33)	(.51)	(2.69)	(4.11)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 16.77	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Total Return B, C, D	30.09%	(42.71)%	1.39%	20.04%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	.68%	.66%	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.68%	.66%	.66%	.69%	.74% A
Expenses net of all reductions	.68%	.66%	.66%	.69%	.73% A
Net investment income (loss)	2.19%	2.28%	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,358	$ 122,483	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	29%	34%	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,215,896,123
Gross unrealized depreciation	(1,118,688,308)
Net unrealized appreciation (depreciation)	$ 97,207,815

Tax Cost	$ 5,840,661,601

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,163,384
Capital loss carryforward	$ (535,850,194)
Net unrealized appreciation (depreciation)	$ 97,213,332

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 115,095,209	$ 186,575,269
Long-term Capital Gains	-	8,976,342
Total	$ 115,095,209	$ 195,551,611

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,479,340,496 and $2,003,896,169, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 389,806
Service Class 2	3,419,067
Service Class 2R	12,374
$ 3,821,247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 2,610,379
Service Class	306,488
Service Class 2	1,076,302
Service Class 2R	3,852
Investor Class	224,111
$ 4,221,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,362 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,258,540.42%		$ 5,437

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26,664 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,011,922.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $104,263 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 75,517,681	$ 123,156,013
Service Class	8,350,109	14,421,360
Service Class 2	28,318,758	44,390,804
Service Class 2R	96,589	178,863
Investor Class	2,812,072	4,428,229
Total	$ 115,095,209	$ 186,575,269
From net realized gain
Initial Class	$ -	$ 5,874,187
Service Class	-	748,441
Service Class 2	-	2,153,837
Service Class 2R	-	10,338
Investor Class	-	189,539
Total	$ -	$ 8,976,342

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	8,717,811	7,761,257	$ 119,199,048	$ 147,326,576
Reinvestment of distributions	4,649,155	9,853,413	75,517,681	129,030,200
Shares redeemed	(41,112,018)	(66,674,318)	(560,835,381)	(1,304,182,592)
Net increase (decrease)	(27,745,052)	(49,059,648)	$ (366,118,652)	$ (1,027,825,816)
Service Class
Shares sold	1,374,191	1,403,882	$ 18,756,098	$ 26,376,852
Reinvestment of distributions	516,788	1,160,264	8,350,109	15,169,801
Shares redeemed	(7,035,493)	(10,352,999)	(95,421,754)	(200,182,896)
Net increase (decrease)	(5,144,514)	(7,788,853)	$ (68,315,547)	$ (158,636,243)
Service Class 2
Shares sold	9,883,762	12,836,633	$ 131,168,937	$ 239,743,721
Reinvestment of distributions	1,771,906	3,603,934	28,318,758	46,544,641
Shares redeemed	(19,265,158)	(24,390,530)	(264,471,751)	(445,540,000)
Net increase (decrease)	(7,609,490)	(7,949,963)	$ (104,984,056)	$ (159,251,638)
Service Class 2R
Shares sold	65,422	75,542	$ 914,849	$ 1,570,935
Reinvestment of distributions	6,094	14,668	96,589	189,201
Shares redeemed	(165,320)	(255,760)	(2,222,121)	(5,069,469)
Net increase (decrease)	(93,804)	(165,550)	$ (1,210,683)	$ (3,309,333)
Investor Class
Shares sold	1,142,867	1,599,925	$ 16,328,956	$ 30,095,055
Reinvestment of distributions	173,430	354,134	2,812,072	4,617,768
Shares redeemed	(1,842,484)	(2,304,633)	(24,481,577)	(42,792,946)
Net increase (decrease)	(526,187)	(350,574)	$ (5,340,549)	$ (8,080,123)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class designates 2% and 100%; Service Class designates 2% and 100%; Service Class 2 designates 2% and 100%; and Investor Class designates 2% and 100% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0210
1.540027.112

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Equity Income - Service Class 2R A	29.95%	-0.96%	1.58%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance of Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Service Class 2R returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2R shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Service Class 2R on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio: For the 12 months ending December 31, 2009, the fund solidly outpaced the Russell 3000® Value Index, which returned 19.76%. (For specific portfolio results, please refer to the performance section of this report.) Overall, the fund was positioned more aggressively than the index so that it could benefit significantly from an improvement in the economy. From an industry perspective, stock picks in capital goods, energy and banks provided the biggest boost to relative performance. Overweighting consumer discretionary - particularly the automobiles and components group - technology and diversified financials also helped. On the flip side, unrewarding stock selection in automobiles and components detracted from the fund's relative results, as did an underweighting in materials and health care. Individual contributors included an underweighted position in energy giant Exxon Mobil, whose return lagged that of the broader market. Underweighting multi-industry conglomerate General Electric and financials heavyweight Citigroup, two weak-performing benchmark components, also helped. Individual detractors included the fund's relatively small stake in Ford Motor, which came back strongly as it gained share against other major automakers and became profitable. An underweighting in copper mining company Freeport-McMoRan Copper & Gold, which benefited from rising commodity prices, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.57%
Actual		$ 1,000.00	$ 1,242.70	$ 3.22
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91
Service Class	.67%
Actual		$ 1,000.00	$ 1,241.70	$ 3.79
Hypothetical A		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class 2.82%
Actual		$ 1,000.00	$ 1,240.60	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Service Class 2R	.82%
Actual		$ 1,000.00	$ 1,240.90	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,021.07	$ 4.18
Investor Class	.66%
Actual		$ 1,000.00	$ 1,241.40	$ 3.73
Hypothetical A		$ 1,000.00	$ 1,021.88	$ 3.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	3.7
Wells Fargo & Co.	3.4	3.3
AT&T, Inc.	3.1	3.5
Chevron Corp.	2.8	3.0
Bank of America Corp.	2.7	3.0
Pfizer, Inc.	2.5	1.6
Exxon Mobil Corp.	2.5	3.4
PNC Financial Services Group, Inc.	1.9	1.0
Merck & Co., Inc.	1.7	0.8
Royal Dutch Shell PLC Class A sponsored ADR	1.6	1.0
	25.9
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.4	25.3
Energy	15.3	15.3
Consumer Discretionary	14.7	13.5
Industrials	10.1	8.5
Information Technology	8.6	8.9
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 97.8%		Stocks 97.2%
	Bonds 2.2%		Bonds 1.8%
	Short-Term Investments and Net Other Assets 0.0%†		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	13.1%	** Foreign investments	10.8%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 1.5%
Johnson Controls, Inc.	1,779,883	$ 48,484,013
Michelin CGDE Series B	116,762	8,956,557
The Goodyear Tire & Rubber Co. (a)	2,295,700	32,369,370
		89,809,940
Automobiles - 1.1%
Daimler AG (Reg.)	185,204	9,871,373
Fiat SpA (a)	954,377	14,004,922
Harley-Davidson, Inc. (d)	1,279,250	32,237,100
Thor Industries, Inc.	151,600	4,760,240
Winnebago Industries, Inc. (a)	144,011	1,756,934
		62,630,569
Diversified Consumer Services - 0.7%
H&R Block, Inc.	1,889,186	42,733,387
Hotels, Restaurants & Leisure - 1.1%
Las Vegas Sands Corp. unit	112,000	28,657,440
Sands China Ltd.	4,370,400	5,273,508
Starbucks Corp. (a)	1,335,700	30,801,242
		64,732,190
Household Durables - 2.0%
Black & Decker Corp.	327,151	21,209,199
KB Home	295,900	4,047,912
Lennar Corp. Class A	603,166	7,702,430
Newell Rubbermaid, Inc.	1,925,020	28,894,550
Pulte Homes, Inc.	1,665,768	16,657,680
Toll Brothers, Inc. (a)	52,787	992,923
Whirlpool Corp.	486,034	39,203,502
		118,708,196
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	1,026,465	11,126,881
Leisure Equipment & Products - 0.2%
Brunswick Corp.	1,013,757	12,884,851
Media - 2.8%
Belo Corp. Series A	952,224	5,180,099
CC Media Holdings, Inc. Class A (a)	693,958	2,151,270
Comcast Corp. Class A	2,162,436	36,458,671
Informa PLC	1,922,891	9,944,577
Interpublic Group of Companies, Inc. (a)	1,365,700	10,078,866
The Walt Disney Co.	1,362,400	43,937,400
Time Warner, Inc.	1,498,683	43,671,623
Virgin Media, Inc.	729,980	12,285,563
		163,708,069
Multiline Retail - 1.6%
Kohl's Corp. (a)	639,224	34,473,350
Macy's, Inc.	824,200	13,813,592
Target Corp.	953,300	46,111,121
Tuesday Morning Corp. (a)	445,123	1,148,417
		95,546,480

	Shares	Value
Specialty Retail - 2.5%
Home Depot, Inc.	2,248,200	$ 65,040,426
Lowe's Companies, Inc.	1,070,178	25,031,463
OfficeMax, Inc. (a)	429,700	5,452,893
RadioShack Corp.	565,700	11,031,150
Staples, Inc.	1,627,145	40,011,496
		146,567,428
TOTAL CONSUMER DISCRETIONARY		808,447,991
CONSUMER STAPLES - 5.0%
Beverages - 1.1%
Carlsberg AS Series B	335,671	24,797,311
The Coca-Cola Co.	723,465	41,237,505
		66,034,816
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	625,805	20,157,179
Kroger Co.	672,300	13,802,319
Wal-Mart Stores, Inc.	173,363	9,266,252
Walgreen Co.	363,149	13,334,831
Winn-Dixie Stores, Inc. (a)	587,020	5,893,681
		62,454,262
Food Products - 1.1%
Hershey Co.	101,300	3,625,527
Marine Harvest ASA (a)(d)	15,779,000	11,518,552
Nestle SA (Reg.)	683,518	33,137,866
Tyson Foods, Inc. Class A	1,213,727	14,892,430
		63,174,375
Household Products - 0.8%
Kimberly-Clark Corp.	133,489	8,504,584
Procter & Gamble Co.	619,942	37,587,083
		46,091,667
Personal Products - 0.2%
Avon Products, Inc.	430,908	13,573,602
Tobacco - 0.8%
Philip Morris International, Inc.	965,905	46,546,962
TOTAL CONSUMER STAPLES		297,875,684
ENERGY - 15.3%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	340,800	13,795,584
BJ Services Co.	654,124	12,166,706
Halliburton Co.	763,095	22,961,529
Nabors Industries Ltd. (a)	947,513	20,741,060
Noble Corp.	1,079,468	43,934,348
Pride International, Inc. (a)	410,300	13,092,673
Schlumberger Ltd.	642,557	41,824,035
		168,515,935
Oil, Gas & Consumable Fuels - 12.4%
Anadarko Petroleum Corp.	339,800	21,210,316
Apache Corp.	368,580	38,026,399
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chevron Corp.	2,164,629	$ 166,654,787
Cloud Peak Energy, Inc.	186,600	2,716,896
ConocoPhillips	1,592,410	81,324,379
CONSOL Energy, Inc.	432,690	21,547,962
Devon Energy Corp.	212,200	15,596,700
EOG Resources, Inc.	446,300	43,424,990
Exxon Mobil Corp.	2,123,330	144,789,873
Marathon Oil Corp.	731,500	22,837,430
Occidental Petroleum Corp.	662,009	53,854,432
Reliance Industries Ltd.	484,316	11,380,539
Royal Dutch Shell PLC:
Class A sponsored ADR	1,609,400	96,741,034
Class B ADR	232,200	13,497,786
		733,603,523
TOTAL ENERGY		902,119,458
FINANCIALS - 25.2%
Capital Markets - 5.0%
Bank of New York Mellon Corp.	1,570,599	43,929,654
Credit Suisse Group sponsored ADR	323,400	15,898,344
Goldman Sachs Group, Inc.	478,494	80,788,927
Legg Mason, Inc.	142,012	4,283,082
Morgan Stanley	2,423,877	71,746,759
Nomura Holdings, Inc.	711,900	5,296,728
State Street Corp.	864,680	37,648,167
T. Rowe Price Group, Inc.	202,623	10,789,675
UBS AG:
(For. Reg.) (a)	640,888	9,970,413
(NY Shares) (a)	1,106,200	17,157,162
		297,508,911
Commercial Banks - 7.6%
Associated Banc-Corp.	1,324,766	14,585,674
Comerica, Inc.	580,000	17,150,600
Huntington Bancshares, Inc.	1,630,500	5,951,325
KeyCorp	3,133,300	17,389,815
Marshall & Ilsley Corp.	844,500	4,602,525
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,979,625	19,579,755
PNC Financial Services Group, Inc.	2,114,730	111,636,597
Standard Chartered PLC (United Kingdom)	567,497	14,445,274
SunTrust Banks, Inc.	334,863	6,794,370
U.S. Bancorp, Delaware	1,618,638	36,435,541
Wells Fargo & Co.	7,398,509	199,685,758
		448,257,234
Consumer Finance - 1.7%
American Express Co.	668,554	27,089,808
Capital One Financial Corp.	695,499	26,665,432
Discover Financial Services	2,519,369	37,059,918

	Shares	Value
Promise Co. Ltd. (d)	332,700	$ 2,554,783
SLM Corp. (a)	904,032	10,188,441
		103,558,382
Diversified Financial Services - 7.2%
Bank of America Corp.	10,704,679	161,212,466
Citigroup, Inc.	8,450,304	27,970,506
CME Group, Inc.	16,146	5,424,249
JPMorgan Chase & Co.	5,264,512	219,372,212
Moody's Corp. (d)	526,971	14,122,823
		428,102,256
Insurance - 2.4%
ACE Ltd.	470,070	23,691,528
Allstate Corp.	208,800	6,272,352
Hartford Financial Services Group, Inc.	583,700	13,576,862
MetLife, Inc.	497,173	17,575,066
Montpelier Re Holdings Ltd.	1,326,200	22,969,784
PartnerRe Ltd.	250,624	18,711,588
The First American Corp.	289,320	9,579,385
The Travelers Companies, Inc.	550,396	27,442,745
		139,819,310
Real Estate Investment Trusts - 0.6%
Developers Diversified Realty Corp.	639,315	5,920,057
HCP, Inc.	575,400	17,572,716
Segro PLC	1,278,288	7,119,109
Senior Housing Properties Trust (SBI)	264,756	5,790,214
		36,402,096
Real Estate Management & Development - 0.7%
Allgreen Properties Ltd.	2,921,000	2,556,992
CB Richard Ellis Group, Inc. Class A (a)	2,107,041	28,592,546
Indiabulls Real Estate Ltd. (a)	1,690,085	8,292,014
Unite Group PLC (a)	62,208	301,110
		39,742,662
TOTAL FINANCIALS		1,493,390,851
HEALTH CARE - 7.6%
Biotechnology - 0.7%
Amgen, Inc. (a)	556,222	31,465,479
Biogen Idec, Inc. (a)	236,400	12,647,400
		44,112,879
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	63,114	3,703,530
Boston Scientific Corp. (a)	2,033,862	18,304,758
C. R. Bard, Inc.	43,500	3,388,650
CareFusion Corp. (a)	52,700	1,318,027
Covidien PLC	511,936	24,516,615
		51,231,580
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	796,900	24,289,512
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 5.6%
Abbott Laboratories	224,900	$ 12,142,351
Johnson & Johnson	841,429	54,196,442
Merck & Co., Inc.	2,750,672	100,509,555
Pfizer, Inc.	8,040,415	146,255,149
Sanofi-Aventis	202,819	15,929,130
		329,032,627
TOTAL HEALTH CARE		448,666,598
INDUSTRIALS - 9.8%
Aerospace & Defense - 2.8%
General Dynamics Corp.	168,700	11,500,279
Honeywell International, Inc.	1,179,825	46,249,140
Lockheed Martin Corp.	87,800	6,615,730
Raytheon Co.	153,300	7,898,016
Spirit AeroSystems Holdings, Inc. Class A (a)	769,882	15,289,857
The Boeing Co.	495,584	26,825,962
United Technologies Corp.	766,540	53,205,541
		167,584,525
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	67,514	2,628,320
Masco Corp.	1,363,900	18,835,459
		21,463,779
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	236,239	6,687,926
Construction & Engineering - 0.2%
Fluor Corp.	243,700	10,976,248
Electrical Equipment - 0.5%
Cooper Industries PLC Class A	413,300	17,623,112
Schneider Electric SA	84,278	9,867,297
		27,490,409
Industrial Conglomerates - 3.0%
General Electric Co.	4,167,377	63,052,414
Koninklijke Philips Electronics NV (NY Shares)	236,392	6,959,380
Rheinmetall AG	352,933	22,606,072
Siemens AG sponsored ADR (d)	510,500	46,812,850
Textron, Inc.	989,800	18,618,138
Tyco International Ltd.	601,736	21,469,940
		179,518,794
Machinery - 2.2%
Briggs & Stratton Corp.	1,046,088	19,572,306
Caterpillar, Inc.	101,800	5,801,582
Cummins, Inc.	417,900	19,164,894
Eaton Corp.	384,500	24,461,890
Ingersoll-Rand Co. Ltd.	582,088	20,803,825
Kennametal, Inc.	549,591	14,245,399

	Shares	Value
The Stanley Works	278,036	$ 14,321,634
Vallourec SA	59,100	10,749,766
		129,121,296
Road & Rail - 0.6%
CSX Corp.	406,800	19,725,732
Union Pacific Corp.	266,500	17,029,350
		36,755,082
TOTAL INDUSTRIALS		579,598,059
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	1,912,780	45,791,953
Motorola, Inc.	2,053,412	15,934,477
		61,726,430
Computers & Peripherals - 1.3%
Hewlett-Packard Co.	1,124,865	57,941,796
International Business Machines Corp.	136,200	17,828,580
		75,770,376
Electronic Equipment & Components - 1.6%
Agilent Technologies, Inc. (a)	278,463	8,651,845
Arrow Electronics, Inc. (a)	833,400	24,676,974
Avnet, Inc. (a)	1,022,554	30,840,229
Tyco Electronics Ltd.	1,170,236	28,729,294
		92,898,342
Internet Software & Services - 0.0%
AOL, Inc. (a)	6,813	158,607
IT Services - 0.1%
Hewitt Associates, Inc. Class A (a)	103,300	4,365,458
MoneyGram International, Inc. (a)	721,800	2,078,784
		6,444,242
Office Electronics - 0.2%
Xerox Corp.	1,157,235	9,790,208
Semiconductors & Semiconductor Equipment - 3.2%
Applied Materials, Inc.	2,054,400	28,638,336
Intel Corp.	3,360,800	68,560,320
Micron Technology, Inc. (a)	1,507,800	15,922,368
National Semiconductor Corp.	1,675,447	25,734,866
Novellus Systems, Inc. (a)	721,139	16,831,384
Samsung Electronics Co. Ltd.	2,635	1,805,515
Teradyne, Inc. (a)	1,659,200	17,803,216
Varian Semiconductor Equipment Associates, Inc. (a)	354,900	12,733,812
		188,029,817
Software - 0.8%
Microsoft Corp.	916,760	27,952,012
Oracle Corp.	843,108	20,689,870
		48,641,882
TOTAL INFORMATION TECHNOLOGY		483,459,904
Common Stocks - continued
	Shares	Value
MATERIALS - 1.9%
Chemicals - 1.0%
Celanese Corp. Class A	409,200	$ 13,135,320
Clariant AG (Reg.) (a)	497,150	5,867,181
Dow Chemical Co.	432,700	11,955,501
E.I. du Pont de Nemours & Co.	786,800	26,491,556
		57,449,558
Metals & Mining - 0.7%
Alcoa, Inc.	1,241,171	20,007,677
Commercial Metals Co.	153,000	2,394,450
Nucor Corp.	423,900	19,774,935
		42,177,062
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	289,084	12,471,084
TOTAL MATERIALS		112,097,704
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 5.2%
AT&T, Inc.	6,514,669	182,606,172
Qwest Communications International, Inc.	8,059,800	33,931,758
Verizon Communications, Inc.	2,829,102	93,728,149
		310,266,079
Wireless Telecommunication Services - 0.8%
Sprint Nextel Corp. (a)	7,237,678	26,489,901
Vodafone Group PLC sponsored ADR	879,087	20,298,119
		46,788,020
TOTAL TELECOMMUNICATION SERVICES		357,054,099
UTILITIES - 3.5%
Electric Utilities - 2.6%
Allegheny Energy, Inc.	1,622,909	38,105,903
American Electric Power Co., Inc.	775,691	26,986,290
Entergy Corp.	372,459	30,482,045
Exelon Corp.	663,100	32,405,697
FirstEnergy Corp.	588,200	27,321,890
		155,301,825
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	2,329,758	31,009,079
Constellation Energy Group, Inc.	388,406	13,660,239
		44,669,318
Multi-Utilities - 0.1%
CMS Energy Corp.	427,700	6,697,782
TOTAL UTILITIES		206,668,925
TOTAL COMMON STOCKS (Cost $5,532,143,070)		5,689,379,273
Preferred Stocks - 1.6%
	Shares	Value
Convertible Preferred Stocks - 1.5%
FINANCIALS - 1.0%
Commercial Banks - 0.1%
Huntington Bancshares, Inc. 8.50%	9,000	$ 7,560,000
Diversified Financial Services - 0.6%
Bank of America Corp.	1,722,000	25,692,240
Citigroup, Inc. 7.50%	87,000	9,077,580
		34,769,820
Insurance - 0.3%
XL Capital Ltd. 10.75%	494,600	13,809,232
TOTAL FINANCIALS		56,139,052
MATERIALS - 0.5%
Chemicals - 0.1%
Celanese Corp. 4.25%	111,200	4,536,960
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	232,700	26,818,675
TOTAL MATERIALS		31,355,635
TOTAL CONVERTIBLE PREFERRED STOCKS		87,494,687
Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Insurance - 0.1%
Fondiaria-Sai SpA (Risparmio Shares)	442,986	4,987,990
TOTAL PREFERRED STOCKS (Cost $88,830,967)		92,482,677
Corporate Bonds - 2.2%
	Principal Amount
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.2%
Ford Motor Co. 4.25% 11/15/16	$ 10,390,000	13,140,233
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17 (e)	2,030,000	1,840,195
Media - 0.8%
Liberty Global, Inc. 4.5% 11/15/16 (e)	3,400,000	3,710,420
Liberty Media Corp.:
3.5% 1/15/31	256,296	169,373
4% 11/15/29	4,750,000	2,434,375
3.5% 1/15/31 (e)	9,378,184	6,197,592
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	$ 22,670,000	$ 14,927,062
0% 2/28/21	3,490,000	2,297,991
Virgin Media, Inc. 6.5% 11/15/16 (e)	12,614,000	14,951,374
		44,688,187
TOTAL CONSUMER DISCRETIONARY		59,668,615
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (c)(e)	10,438,000	6,588,988
INDUSTRIALS - 0.3%
Airlines - 0.2%
AMR Corp. 6.25% 10/15/14	1,930,000	2,001,217
UAL Corp.:
4.5% 6/30/21 (e)	8,490,000	7,428,750
4.5% 6/30/21	280,000	245,000
6% 10/15/29	2,430,000	4,004,397
		13,679,364
Industrial Conglomerates - 0.1%
Textron, Inc. 4.5% 5/1/13	1,920,000	3,093,504
TOTAL INDUSTRIALS		16,772,868
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	13,250,000	11,875,975
6% 5/1/15	5,870,000	5,261,281
Micron Technology, Inc. 1.875% 6/1/14	5,570,000	5,361,125
		22,498,381
MATERIALS - 0.3%
Metals & Mining - 0.3%
Alcoa, Inc. 5.25% 3/15/14	3,240,000	8,440,200
United States Steel Corp. 4% 5/15/14	4,470,000	8,364,488
		16,804,688
TOTAL CONVERTIBLE BONDS		122,333,540

	Principal Amount	Value
Nonconvertible Bonds - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	$ 15,700,000	$ 9,272,813
TOTAL CORPORATE BONDS (Cost $124,149,963)		131,606,353
Money Market Funds - 0.4%
	Shares
Fidelity Cash Central Fund, 0.16% (f)	646,970	646,970
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	23,754,143	23,754,143
TOTAL MONEY MARKET FUNDS (Cost $24,401,113)		24,401,113
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $5,769,525,113)		5,937,869,416
NET OTHER ASSETS - (0.4)%		(24,715,851)
NET ASSETS - 100%		$ 5,913,153,565
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,520,356 or 1.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 102,108
Fidelity Securities Lending Cash Central Fund	2,011,922
Total	$ 2,114,030
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 808,447,991	$ 764,645,670	$ 43,802,321	$ -
Consumer Staples	297,875,684	297,875,684	-	-
Energy	902,119,458	902,119,458	-	-
Financials	1,554,517,893	1,529,135,969	25,381,924	-
Health Care	448,666,598	432,737,468	15,929,130	-
Industrials	579,598,059	579,598,059	-	-
Information Technology	483,459,904	483,459,904	-	-
Materials	143,453,339	112,097,704	31,355,635	-
Telecommunication Services	357,054,099	357,054,099	-	-
Utilities	206,668,925	206,668,925	-	-
Corporate Bonds	131,606,353	-	131,606,353	-
Money Market Funds	24,401,113	24,401,113	-	-
Total Investments in Securities:	$ 5,937,869,416	$ 5,689,794,053	$ 248,075,363	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 11,592,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	17,065,440
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	(28,657,440)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.9%
Switzerland	3.5%
United Kingdom	2.4%
Germany	1.4%
Ireland	1.1%
Others (individually less than 1%)	4.7%
100.0%
Income Tax Information
At December 31, 2009, the Fund had a capital loss carryforward of approximately $535,850,194, of which $240,221,884 and $295,628,310 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $22,868,461) - See accompanying schedule: Unaffiliated issuers (cost $5,745,124,000)	$ 5,913,468,303
Fidelity Central Funds (cost $24,401,113)	24,401,113
Total Investments (cost $5,769,525,113)		$ 5,937,869,416
Cash		255
Foreign currency held at value (cost $935,911)		936,674
Receivable for fund shares sold		1,452,375
Dividends receivable		6,246,755
Interest receivable		1,001,347
Distributions receivable from Fidelity Central Funds		8,536
Prepaid expenses		26,418
Other receivables		449,969
Total assets		5,947,991,745

Liabilities
Payable for investments purchased	$ 2,477,801
Payable for fund shares redeemed	4,833,207
Accrued management fee	2,263,882
Distribution fees payable	361,749
Other affiliated payables	444,942
Other payables and accrued expenses	702,456
Collateral on securities loaned, at value	23,754,143
Total liabilities		34,838,180

Net Assets		$ 5,913,153,565
Net Assets consist of:
Paid in capital		$ 6,349,033,450
Undistributed net investment income		3,552,237
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(607,611,333)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		168,179,211
Net Assets		$ 5,913,153,565

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($3,771,732,779 ÷ 224,423,139 shares)	$ 16.81

Service Class: Net Asset Value, offering price and redemption price per share ($430,382,740 ÷ 25,690,957 shares)	$ 16.75

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,558,420,837 ÷ 94,056,220 shares)	$ 16.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,259,330 ÷ 318,964 shares)	$ 16.49

Investor Class: Net Asset Value, offering price and redemption price per share ($147,357,879 ÷ 8,787,807 shares)	$ 16.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 140,641,674
Interest		6,629,991
Income from Fidelity Central Funds		2,114,030
Total income		149,385,695

Expenses
Management fee	$ 24,075,160
Transfer agent fees	4,221,132
Distribution fees	3,821,247
Accounting and security lending fees	1,248,700
Custodian fees and expenses	111,489
Independent trustees' compensation	37,646
Appreciation in deferred trustee compensation account	300
Audit	76,147
Legal	35,456
Interest	5,437
Miscellaneous	491,580
Total expenses before reductions	34,124,294
Expense reductions	(104,263)	34,020,031
Net investment income (loss)		115,365,664
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $34,090)	(309,800,968)
Foreign currency transactions	(74,567)
Capital gain distributions from Fidelity Central Funds	1,708
Total net realized gain (loss)		(309,873,827)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $170,609)	1,591,443,990
Assets and liabilities in foreign currencies	8,118
Total change in net unrealized appreciation (depreciation)		1,591,452,108
Net gain (loss)		1,281,578,281
Net increase (decrease) in net assets resulting from operations		$ 1,396,943,945

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 115,365,664	$ 188,293,003
Net realized gain (loss)	(309,873,827)	(284,674,239)
Change in net unrealized appreciation (depreciation)	1,591,452,108	(4,122,622,475)
Net increase (decrease) in net assets resulting from operations	1,396,943,945	(4,219,003,711)
Distributions to shareholders from net investment income	(115,095,209)	(186,575,269)
Distributions to shareholders from net realized gain	-	(8,976,342)
Total distributions	(115,095,209)	(195,551,611)
Share transactions - net increase (decrease)	(545,969,487)	(1,357,103,153)
Redemption fees	1,473	1,769
Total increase (decrease) in net assets	735,880,722	(5,771,656,706)

Net Assets
Beginning of period	5,177,272,843	10,948,929,549
End of period (including undistributed net investment income of $3,552,237 and undistributed net investment income of $2,607,485, respectively)	$ 5,913,153,565	$ 5,177,272,843

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.18	$ 23.91	$ 26.20	$ 25.49	$ 25.37
Income from Investment Operations
Net investment income (loss)C	.33	.47	.47	.45	.42
Net realized and unrealized gain (loss)	3.64	(10.67)	(.05)	4.37	1.00
Total from investment operations	3.97	(10.20)	.42	4.82	1.42
Distributions from net investment income	(.34)	(.51)	(.50)	(.89)	(.41)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.34)	(.53)	(2.71)	(4.11)	(1.30)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.81	$ 13.18	$ 23.91	$ 26.20	$ 25.49
Total ReturnA, B	30.21%	(42.65)%	1.53%	20.19%	5.87%
Ratios to Average Net AssetsD, F
Expenses before reductions	.58%	.57%	.55%	.57%	.56%
Expenses net of fee waivers, if any	.58%	.57%	.55%	.57%	.56%
Expenses net of all reductions	.58%	.57%	.54%	.56%	.55%
Net investment income (loss)	2.29%	2.37%	1.71%	1.76%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,771,733	$ 3,322,799	$ 7,201,655	$ 8,315,159	$ 7,875,801
Portfolio turnover rateE	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 23.82	$ 26.11	$ 25.39	$ 25.28
Income from Investment Operations
Net investment income (loss)C	.31	.44	.44	.43	.39
Net realized and unrealized gain (loss)	3.63	(10.62)	(.05)	4.35	1.00
Total from investment operations	3.94	(10.18)	.39	4.78	1.39
Distributions from net investment income	(.33)	(.48)	(.47)	(.84)	(.39)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.33)	(.50)	(2.68)	(4.06)	(1.28)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.75	$ 13.14	$ 23.82	$ 26.11	$ 25.39
Total ReturnA, B	30.03%	(42.70)%	1.42%	20.08%	5.76%
Ratios to Average Net AssetsD, F
Expenses before reductions	.68%	.67%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.68%	.67%	.65%	.67%	.66%
Expenses net of all reductions	.68%	.67%	.64%	.66%	.65%
Net investment income (loss)	2.19%	2.27%	1.61%	1.66%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 430,383	$ 405,082	$ 920,054	$ 1,118,333	$ 1,079,838
Portfolio turnover rate E	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 13.00	$ 23.57	$ 25.87	$ 25.17	$ 25.09
Income from Investment Operations
Net investment income (loss) C	.29	.41	.39	.38	.35
Net realized and unrealized gain (loss)	3.58	(10.50)	(.04)	4.32	.98
Total from investment operations	3.87	(10.09)	.35	4.70	1.33
Distributions from net investment income	(.30)	(.46)	(.44)	(.78)	(.36)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.30)	(.48)	(2.65)	(4.00)	(1.25)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.57	$ 13.00	$ 23.57	$ 25.87	$ 25.17
Total Return A, B	29.88%	(42.81)%	1.27%	19.93%	5.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.83%	.82%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.83%	.82%	.80%	.82%	.81%
Expenses net of all reductions	.83%	.82%	.80%	.82%	.80%
Net investment income (loss)	2.04%	2.12%	1.46%	1.51%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,558,421	$ 1,321,569	$ 2,583,129	$ 2,373,059	$ 1,723,546
Portfolio turnover rate E	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.93	$ 23.44	$ 25.73	$ 25.08	$ 25.01
Income from Investment Operations
Net investment income (loss)C	.28	.41	.39	.38	.35
Net realized and unrealized gain (loss)	3.58	(10.45)	(.04)	4.29	.99
Total from investment operations	3.86	(10.04)	.35	4.67	1.34
Distributions from net investment income	(.30)	(.45)	(.43)	(.80)	(.38)
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	(.89)
Total distributions	(.30)	(.47)	(2.64)	(4.02)	(1.27)
Redemption fees added to paid in capitalC, G	-	-	-	-	-
Net asset value, end of period	$ 16.49	$ 12.93	$ 23.44	$ 25.73	$ 25.08
Total Return A, B	29.95%	(42.82)%	1.27%	19.89%	5.61%
Ratios to Average Net AssetsD, F
Expenses before reductions	.83%	.82%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.83%	.82%	.80%	.82%	.81%
Expenses net of all reductions	.83%	.81%	.79%	.81%	.80%
Net investment income (loss)	2.04%	2.12%	1.46%	1.51%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,259	$ 5,339	$ 13,558	$ 17,089	$ 9,651
Portfolio turnover rateE	29%	34%	20%	22%	19%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 13.15	$ 23.85	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.31	.44	.44	.42	.17
Net realized and unrealized gain (loss)	3.64	(10.63)	(.05)	4.36	.85
Total from investment operations	3.95	(10.19)	.39	4.78	1.02
Distributions from net investment income	(.33)	(.49)	(.48)	(.89)	-
Distributions from net realized gain	-	(.02)	(2.21)	(3.22)	-
Total distributions	(.33)	(.51)	(2.69)	(4.11)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 16.77	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Total Return B, C, D	30.09%	(42.71)%	1.39%	20.04%	4.17%
Ratios to Average Net Assets F, I
Expenses before reductions	.68%	.66%	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.68%	.66%	.66%	.69%	.74% A
Expenses net of all reductions	.68%	.66%	.66%	.69%	.73% A
Net investment income (loss)	2.19%	2.28%	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,358	$ 122,483	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	29%	34%	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement and waivers by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,215,896,123
Gross unrealized depreciation	(1,118,688,308)
Net unrealized appreciation (depreciation)	$ 97,207,815

Tax Cost	$ 5,840,661,601

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,163,384
Capital loss carryforward	$ (535,850,194)
Net unrealized appreciation (depreciation)	$ 97,213,332

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 115,095,209	$ 186,575,269
Long-term Capital Gains	-	8,976,342
Total	$ 115,095,209	$ 195,551,611

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,479,340,496 and $2,003,896,169, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 389,806
Service Class 2	3,419,067
Service Class 2R	12,374
$ 3,821,247

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 2,610,379
Service Class	306,488
Service Class 2	1,076,302
Service Class 2R	3,852
Investor Class	224,111
$ 4,221,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,362 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,258,540.42%		$ 5,437

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26,664 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $2,011,922.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $104,263 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 75,517,681	$ 123,156,013
Service Class	8,350,109	14,421,360
Service Class 2	28,318,758	44,390,804
Service Class 2R	96,589	178,863
Investor Class	2,812,072	4,428,229
Total	$ 115,095,209	$ 186,575,269
From net realized gain
Initial Class	$ -	$ 5,874,187
Service Class	-	748,441
Service Class 2	-	2,153,837
Service Class 2R	-	10,338
Investor Class	-	189,539
Total	$ -	$ 8,976,342

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	8,717,811	7,761,257	$ 119,199,048	$ 147,326,576
Reinvestment of distributions	4,649,155	9,853,413	75,517,681	129,030,200
Shares redeemed	(41,112,018)	(66,674,318)	(560,835,381)	(1,304,182,592)
Net increase (decrease)	(27,745,052)	(49,059,648)	$ (366,118,652)	$ (1,027,825,816)
Service Class
Shares sold	1,374,191	1,403,882	$ 18,756,098	$ 26,376,852
Reinvestment of distributions	516,788	1,160,264	8,350,109	15,169,801
Shares redeemed	(7,035,493)	(10,352,999)	(95,421,754)	(200,182,896)
Net increase (decrease)	(5,144,514)	(7,788,853)	$ (68,315,547)	$ (158,636,243)
Service Class 2
Shares sold	9,883,762	12,836,633	$ 131,168,937	$ 239,743,721
Reinvestment of distributions	1,771,906	3,603,934	28,318,758	46,544,641
Shares redeemed	(19,265,158)	(24,390,530)	(264,471,751)	(445,540,000)
Net increase (decrease)	(7,609,490)	(7,949,963)	$ (104,984,056)	$ (159,251,638)
Service Class 2R
Shares sold	65,422	75,542	$ 914,849	$ 1,570,935
Reinvestment of distributions	6,094	14,668	96,589	189,201
Shares redeemed	(165,320)	(255,760)	(2,222,121)	(5,069,469)
Net increase (decrease)	(93,804)	(165,550)	$ (1,210,683)	$ (3,309,333)
Investor Class
Shares sold	1,142,867	1,599,925	$ 16,328,956	$ 30,095,055
Reinvestment of distributions	173,430	354,134	2,812,072	4,617,768
Shares redeemed	(1,842,484)	(2,304,633)	(24,481,577)	(42,792,946)
Net increase (decrease)	(526,187)	(350,574)	$ (5,340,549)	$ (8,080,123)

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 2% and 100% of the dividends distributed in February and December respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0210
1.782454.107

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Initial Class	28.29%	-0.55%	-3.72%
VIP Growth - Service Class A	28.15%	-0.66%	-3.82%
VIP Growth - Service Class 2 B	27.97%	-0.81%	-3.97%
VIP Growth - Investor Class C	28.14%	-0.66%	-3.77%

A Performance for Service Class shares reflects an asset-based service fee (12b-1).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year ending December 31, 2009, the fund's share classes underperformed the Russell 3000® Growth Index, which returned 37.01%. (For specific portfolio results, please refer to the performance section of this report.) Our significant overweighting in financials stocks was the largest detractor relative to the Russell index, including sizable positions in Wells Fargo and Berkshire Hathaway and a small holding in Citigroup. Poor picks in the pharmaceuticals/biotechnology/life science area hurt when stakes in Illumina, Sequenom and Myriad Genetics were hit by disappointing results. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education detracted, while having almost no relative exposure to e-commerce giant Amazon.com hurt as well. Swiss food giant Nestle was a notable detractor from the consumer staples sector. Several technology stocks also worked against us, including not owning IBM and underweighting Microsoft, but some of those losses were offset by good-sized positions in Internet search and advertising leader Google and semiconductor industry players Marvell Technology Group and Broadcom. Elsewhere on the positive side, good stock picking within energy contributed, including not owning Exxon Mobil, which lagged during the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - helped when these high-quality firms were able to gain market share in a consolidating industry. A few stocks I've mentioned were out-of-index positions, and some were sold from the portfolio prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.68%
Actual		$ 1,000.00	$ 1,228.20	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 1,227.20	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 1,226.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2R	.93%
Actual		$ 1,000.00	$ 1,226.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.78%
Actual		$ 1,000.00	$ 1,227.60	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.8	4.4
Google, Inc. Class A	4.5	3.2
Apple, Inc.	4.0	2.0
QUALCOMM, Inc.	3.5	3.9
JPMorgan Chase & Co.	3.2	3.6
Medco Health Solutions, Inc.	2.4	2.5
Agilent Technologies, Inc.	2.1	0.0
Harley-Davidson, Inc.	2.1	0.4
United Technologies Corp.	2.0	1.1
Marvell Technology Group Ltd.	2.0	1.3
	30.6
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.4	33.7
Consumer Discretionary	13.2	14.8
Health Care	12.6	12.5
Financials	9.8	13.0
Industrials	9.7	10.4
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 98.5%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	12.9%	** Foreign investments	11.5%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.2%
Auto Components - 0.1%
BorgWarner, Inc.	119,200	$ 3,959,824
Johnson Controls, Inc.	24,800	675,552
		4,635,376
Automobiles - 2.1%
Harley-Davidson, Inc. (c)	2,989,191	75,327,613
Diversified Consumer Services - 1.2%
Navitas Ltd.	2,440,338	8,987,338
Strayer Education, Inc. (c)	172,720	36,701,273
		45,688,611
Hotels, Restaurants & Leisure - 2.1%
Chipotle Mexican Grill, Inc. Class A (a)	13,893	1,224,807
Denny's Corp. (a)	1,434,875	3,142,376
Marriott International, Inc. Class A	270,714	7,376,957
McDonald's Corp.	246,476	15,389,961
Peet's Coffee & Tea, Inc. (a)	15,900	529,947
Starbucks Corp. (a)	1,039,173	23,963,329
Starwood Hotels & Resorts Worldwide, Inc.	521,300	19,063,941
Universal Travel Group (a)	634,286	6,431,660
		77,122,978
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	475,599	22,638,512
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	43,450	5,844,894
Expedia, Inc. (a)	598,805	15,395,277
Priceline.com, Inc. (a)	99,712	21,787,072
		43,027,243
Media - 0.5%
McGraw-Hill Companies, Inc.	517,210	17,331,707
Multiline Retail - 1.1%
Dollarama, Inc.	345,400	7,347,537
Target Corp.	712,024	34,440,601
		41,788,138
Specialty Retail - 3.3%
Lowe's Companies, Inc.	2,407,791	56,318,231
Lumber Liquidators, Inc. (a)	38,400	1,029,120
Ross Stores, Inc.	421,335	17,995,218
Sherwin-Williams Co.	232,498	14,333,502
Tiffany & Co., Inc.	182,014	7,826,602
TJX Companies, Inc.	664,406	24,284,039
		121,786,712
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	480,600	17,556,318
Lululemon Athletica, Inc. (a)	629,600	18,950,960
		36,507,278
TOTAL CONSUMER DISCRETIONARY		485,854,168

	Shares	Value
CONSUMER STAPLES - 7.6%
Beverages - 1.2%
The Coca-Cola Co.	785,541	$ 44,775,837
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	69,600	4,118,232
Walgreen Co.	1,527,350	56,084,292
		60,202,524
Food Products - 0.5%
Bunge Ltd.	279,700	17,853,251
Household Products - 1.9%
Colgate-Palmolive Co.	392,359	32,232,292
Procter & Gamble Co.	613,800	37,214,694
		69,446,986
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	443,989	21,471,308
Mead Johnson Nutrition Co. Class A	56,222	2,456,901
NBTY, Inc. (a)	442,766	19,278,032
Nu Skin Enterprises, Inc. Class A	284,966	7,657,036
		50,863,277
Tobacco - 1.0%
Philip Morris International, Inc.	736,800	35,506,392
TOTAL CONSUMER STAPLES		278,648,267
ENERGY - 3.9%
Energy Equipment & Services - 1.5%
Schlumberger Ltd.	590,933	38,463,829
Smith International, Inc.	679,685	18,467,041
		56,930,870
Oil, Gas & Consumable Fuels - 2.4%
Denbury Resources, Inc. (a)	1,927,501	28,527,015
Peabody Energy Corp.	260,000	11,754,600
Range Resources Corp.	397,023	19,791,597
Southwestern Energy Co. (a)	560,474	27,014,847
		87,088,059
TOTAL ENERGY		144,018,929
FINANCIALS - 9.8%
Capital Markets - 1.6%
BlueBay Asset Management	663,373	3,269,936
Charles Schwab Corp.	1,229,948	23,147,621
Franklin Resources, Inc.	106,800	11,251,380
JMP Group, Inc.	127,100	1,235,412
Morgan Stanley	587,200	17,381,120
T. Rowe Price Group, Inc.	31,300	1,666,725
		57,952,194
Commercial Banks - 2.2%
PNC Financial Services Group, Inc.	485,857	25,648,391
Wells Fargo & Co.	2,088,257	56,362,056
		82,010,447
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
American Express Co.	1,387,900	$ 56,237,708
Diversified Financial Services - 3.8%
CME Group, Inc.	68,036	22,856,694
JPMorgan Chase & Co.	2,761,773	115,083,081
		137,939,775
Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc.	409,400	24,727,760
TOTAL FINANCIALS		358,867,884
HEALTH CARE - 12.6%
Biotechnology - 2.8%
3SBio, Inc. sponsored ADR (a)	365,273	5,000,587
Alexion Pharmaceuticals, Inc. (a)	176,642	8,623,662
Celgene Corp. (a)	157,335	8,760,413
Clinical Data, Inc. (a)(c)	468,650	8,557,549
Dendreon Corp. (a)	208,100	5,468,868
Gilead Sciences, Inc. (a)	369,300	15,983,304
Human Genome Sciences, Inc. (a)	339,600	10,391,760
United Therapeutics Corp. (a)	733,840	38,636,676
		101,422,819
Health Care Equipment & Supplies - 1.6%
AGA Medical Holdings, Inc.	284,300	4,199,111
C. R. Bard, Inc.	36,000	2,804,400
Covidien PLC	348,196	16,675,106
DENTSPLY International, Inc.	372,414	13,097,800
Edwards Lifesciences Corp. (a)	47,300	4,108,005
HeartWare International, Inc. CDI (a)	1,765,099	1,783,688
NuVasive, Inc. (a)(c)	395,251	12,640,127
Sonova Holding AG	41,358	5,012,728
		60,320,965
Health Care Providers & Services - 4.7%
Express Scripts, Inc. (a)	569,005	49,190,482
Henry Schein, Inc. (a)	281,119	14,786,859
Medco Health Solutions, Inc. (a)	1,395,306	89,174,006
VCA Antech, Inc. (a)	768,188	19,143,245
		172,294,592
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (a)	497,249	15,240,682
Life Technologies Corp. (a)	452,690	23,643,999
QIAGEN NV (a)	520,630	11,620,462
Thermo Fisher Scientific, Inc. (a)	80,100	3,819,969
		54,325,112
Pharmaceuticals - 2.0%
Allergan, Inc.	60,600	3,818,406

	Shares	Value
Novo Nordisk AS Series B	585,829	$ 37,416,960
Teva Pharmaceutical Industries Ltd. sponsored ADR	603,000	33,876,540
		75,111,906
TOTAL HEALTH CARE		463,475,394
INDUSTRIALS - 9.7%
Aerospace & Defense - 3.7%
Honeywell International, Inc.	827,107	32,422,594
Precision Castparts Corp.	258,400	28,514,440
United Technologies Corp.	1,067,500	74,095,175
		135,032,209
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	124,200	7,125,354
Airlines - 0.2%
Southwest Airlines Co.	710,108	8,116,534
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	319,300	9,039,383
Stericycle, Inc. (a)	23,600	1,302,012
Waste Connections, Inc. (a)	142,300	4,744,282
		15,085,677
Electrical Equipment - 0.7%
AMETEK, Inc.	406,800	15,556,032
China High Speed Transmission Equipment Group Co. Ltd.	1,093,000	2,653,661
Cooper Industries PLC Class A	84,100	3,586,024
Crompton Greaves Ltd.	555,524	5,114,747
		26,910,464
Industrial Conglomerates - 0.6%
3M Co.	144,600	11,954,082
Textron, Inc.	586,420	11,030,560
		22,984,642
Machinery - 1.9%
Cummins, Inc.	372,034	17,061,479
Danaher Corp.	266,984	20,077,197
Ingersoll-Rand Co. Ltd.	544,500	19,460,430
PACCAR, Inc.	391,700	14,206,959
		70,806,065
Professional Services - 0.9%
51job, Inc. sponsored ADR (a)	97,726	1,731,705
CoStar Group, Inc. (a)(c)	59,500	2,485,315
Dun & Bradstreet Corp.	68,939	5,816,383
Equifax, Inc.	59,900	1,850,311
Robert Half International, Inc.	635,900	16,997,607
Verisk Analytics, Inc.	64,900	1,965,172
		30,846,493
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	854,465	11,210,581
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Knight Transportation, Inc.	902,625	$ 17,411,636
Union Pacific Corp.	172,032	10,992,845
		39,615,062
TOTAL INDUSTRIALS		356,522,500
INFORMATION TECHNOLOGY - 37.4%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	7,369,299	176,421,020
Juniper Networks, Inc. (a)	1,937,031	51,660,617
QUALCOMM, Inc.	2,758,753	127,619,914
Riverbed Technology, Inc. (a)	778,281	17,877,115
		373,578,666
Computers & Peripherals - 4.9%
Apple, Inc. (a)	693,786	146,291,716
NetApp, Inc. (a)	213,600	7,345,704
Netezza Corp. (a)	218,342	2,117,917
Western Digital Corp. (a)	495,100	21,858,665
		177,614,002
Electronic Equipment & Components - 2.6%
Agilent Technologies, Inc. (a)	2,527,091	78,516,717
Corning, Inc.	685,487	13,236,754
Ingenico SA	140,352	3,407,857
		95,161,328
Internet Software & Services - 7.7%
Baidu.com, Inc. sponsored ADR (a)	49,000	20,150,270
Constant Contact, Inc. (a)	13,700	219,200
Equinix, Inc. (a)	34,600	3,672,790
Google, Inc. Class A (a)	265,315	164,489,994
NetEase.com, Inc. sponsored ADR (a)(c)	454,136	17,080,055
Rackspace Hosting, Inc. (a)	177,876	3,708,715
Tencent Holdings Ltd.	310,200	6,708,659
The Knot, Inc. (a)	363,317	3,658,602
VeriSign, Inc. (a)	1,676,904	40,648,153
WebMD Health Corp. (a)(c)	596,681	22,966,252
		283,302,690
IT Services - 2.2%
Accenture PLC Class A	187,435	7,778,553
Cognizant Technology Solutions Corp. Class A (a)	81,900	3,710,070
Fidelity National Information Services, Inc.	783,948	18,375,741
MasterCard, Inc. Class A	29,600	7,577,008
The Western Union Co.	80,841	1,523,853
Visa, Inc. Class A	485,493	42,461,218
		81,426,443
Semiconductors & Semiconductor Equipment - 6.3%
Aixtron AG	157,872	5,311,410

	Shares	Value
ASML Holding NV (NY Shares)	1,411,300	$ 48,111,217
Avago Technologies Ltd.	361,100	6,604,519
Broadcom Corp. Class A (a)	1,451,656	45,654,581
Marvell Technology Group Ltd. (a)	3,439,757	71,374,958
Monolithic Power Systems, Inc. (a)	1,646,133	39,457,808
Omnivision Technologies, Inc. (a)	382,360	5,555,691
PMC-Sierra, Inc. (a)	183,800	1,591,708
Samsung Electronics Co. Ltd.	11,469	7,858,614
		231,520,506
Software - 3.5%
Advent Software, Inc. (a)	45,711	1,861,809
AsiaInfo Holdings, Inc. (a)	252,600	7,696,722
Check Point Software Technologies Ltd. (a)	174,400	5,908,672
Citrix Systems, Inc. (a)	139,922	5,822,154
ebix.com, Inc. (a)(c)	145,418	7,100,761
Informatica Corp. (a)	152,600	3,946,236
Nice Systems Ltd. sponsored ADR (a)	549,800	17,065,792
Red Hat, Inc. (a)	84,200	2,601,780
Salesforce.com, Inc. (a)	90,858	6,702,595
Shanda Games Ltd. sponsored ADR	391,200	3,986,328
Solera Holdings, Inc.	566,752	20,408,740
Sourcefire, Inc. (a)	836,327	22,371,747
Taleo Corp. Class A (a)	200,174	4,708,092
VanceInfo Technologies, Inc. ADR (a)	1,024,615	19,682,854
		129,864,282
TOTAL INFORMATION TECHNOLOGY		1,372,467,917
MATERIALS - 3.6%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	416,900	33,793,914
Ecolab, Inc.	187,000	8,336,460
FMC Corp.	85,700	4,778,632
The Mosaic Co.	577,800	34,511,994
		81,421,000
Metals & Mining - 1.0%
Compass Minerals International, Inc.	220,501	14,815,462
Consolidated Thompson Iron Mines Ltd. (a)	3,353,000	21,573,578
		36,389,040
Paper & Forest Products - 0.4%
Schweitzer-Mauduit International, Inc.	182,200	12,817,770
TOTAL MATERIALS		130,627,810
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AboveNet, Inc. (a)	59,900	3,895,896
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	333,506	$ 14,410,794
TOTAL TELECOMMUNICATION SERVICES		18,306,690
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. Class A (a)	4,201,700	7,605,077
TOTAL COMMON STOCKS (Cost $3,148,882,303)		3,616,394,636
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.16% (d)	55,011,486	55,011,486
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	36,072,225	36,072,225
TOTAL MONEY MARKET FUNDS (Cost $91,083,711)		91,083,711
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,239,966,014)		3,707,478,347
NET OTHER ASSETS - (1.0)%		(38,094,852)
NET ASSETS - 100%		$ 3,669,383,495
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 398,900
Fidelity Securities Lending Cash Central Fund	601,264
Total	$ 1,000,164
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 485,854,168	$ 485,854,168	$ -	$ -
Consumer Staples	278,648,267	278,648,267	-	-
Energy	144,018,929	144,018,929	-	-
Financials	358,867,884	358,867,884	-	-
Health Care	463,475,394	463,475,394	-	-
Industrials	356,522,500	353,868,839	2,653,661	-
Information Technology	1,372,467,917	1,365,759,258	6,708,659	-
Materials	130,627,810	130,627,810	-	-
Telecommunication Services	18,306,690	18,306,690	-	-
Utilities	7,605,077	7,605,077	-	-
Money Market Funds	91,083,711	91,083,711	-	-
Total Investments in Securities:	$ 3,707,478,347	$ 3,698,116,027	$ 9,362,320	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.1%
Bermuda	2.5%
Netherlands	1.6%
Israel	1.6%
Ireland	1.3%
China	1.2%
Netherlands Antilles	1.0%
Denmark	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information

At December 31, 2009, the Fund had a capital loss carryforward of approximately $1,959,160,108, of which $351,276,710, $44,707,854, $1,104,811,876 and $458,363,668 will expire on December 31, 2010, 2011, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $34,965,405) - See accompanying schedule: Unaffiliated issuers (cost $3,148,882,303)	$ 3,616,394,636
Fidelity Central Funds (cost $91,083,711)	91,083,711
Total Investments (cost $3,239,966,014)		$ 3,707,478,347
Receivable for investments sold		12,496,022
Receivable for fund shares sold		488,095
Dividends receivable		1,280,021
Distributions receivable from Fidelity Central Funds		45,076
Prepaid expenses		16,134
Other receivables		521,857
Total assets		3,722,325,552

Liabilities
Payable for investments purchased	$ 11,004,891
Payable for fund shares redeemed	3,355,240
Accrued management fee	1,698,383
Distribution fees payable	145,656
Other affiliated payables	301,182
Other payables and accrued expenses	364,480
Collateral on securities loaned, at value	36,072,225
Total liabilities		52,942,057

Net Assets		$ 3,669,383,495
Net Assets consist of:
Paid in capital		$ 5,188,425,646
Undistributed net investment income		219,186
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,986,771,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		467,510,133
Net Assets		$ 3,669,383,495

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($2,618,954,311 ÷ 87,194,516 shares)	$ 30.04

Service Class: Net Asset Value, offering price and redemption price per share ($421,995,927 ÷ 14,083,958 shares)	$ 29.96

Service Class 2: Net Asset Value, offering price and redemption price per share ($528,818,554 ÷ 17,774,635 shares)	$ 29.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,083,743 ÷ 137,503 shares)	$ 29.70

Investor Class: Net Asset Value, offering price and redemption price per share ($95,530,960 ÷ 3,187,423 shares)	$ 29.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 34,893,610
Interest		1,039
Income from Fidelity Central Funds		1,000,164
Total income		35,894,813

Expenses
Management fee	$ 18,503,397
Transfer agent fees	2,701,648
Distribution fees	1,569,096
Accounting and security lending fees	1,018,827
Custodian fees and expenses	70,030
Independent trustees' compensation	24,598
Appreciation in deferred trustee compensation account	200
Audit	77,265
Legal	24,307
Miscellaneous	312,908
Total expenses before reductions	24,302,276
Expense reductions	(250,250)	24,052,026
Net investment income (loss)		11,842,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(452,860,645)
Foreign currency transactions	(151,603)
Capital gain distributions from Fidelity Central Funds	1,281
Total net realized gain (loss)		(453,010,967)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,274,195,580
Assets and liabilities in foreign currencies	(1,273)
Total change in net unrealized appreciation (depreciation)		1,274,194,307
Net gain (loss)		821,183,340
Net increase (decrease) in net assets resulting from operations		$ 833,026,127

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,842,787	$ 39,362,868
Net realized gain (loss)	(453,010,967)	(1,127,004,570)
Change in net unrealized appreciation (depreciation)	1,274,194,307	(2,110,579,825)
Net increase (decrease) in net assets resulting from operations	833,026,127	(3,198,221,527)
Distributions to shareholders from net investment income	(12,825,130)	(39,588,806)
Distributions to shareholders from net realized gain	(2,861,216)	-
Total distributions	(15,686,346)	(39,588,806)
Share transactions - net increase (decrease)	(425,627,981)	(1,517,000,817)
Redemption fees	1,078	17,837
Total increase (decrease) in net assets	391,712,878	(4,754,793,313)

Net Assets
Beginning of period	3,277,670,617	8,032,463,930
End of period (including undistributed net investment income of $219,186 and distributions in excess of net investment income of $135,290, respectively)	$ 3,669,383,495	$ 3,277,670,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.53	$ 45.12	$ 35.87	$ 33.70	$ 32.01
Income from Investment Operations
Net investment income (loss) C	.10	.27	.09	.21	.11
Net realized and unrealized gain (loss)	6.55	(21.55)	9.53	2.09	1.74
Total from investment operations	6.65	(21.28)	9.62	2.30	1.85
Distributions from net investment income	(.12)	(.31)	(.33)	(.13)	(.16)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.14) H	(.31)	(.37)	(.13)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 30.04	$ 23.53	$ 45.12	$ 35.87	$ 33.70
Total Return A,B	28.29%	(47.17)%	26.96%	6.85%	5.80%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.68%	.65%	.68%	.67%
Expenses net of fee waivers, if any	.69%	.68%	.65%	.68%	.67%
Expenses net of all reductions	.68%	.67%	.64%	.67%	.63%
Net investment income (loss)	.41%	.74%	.21%	.61%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,618,954	$ 2,337,892	$ 6,002,656	$ 5,610,629	$ 6,726,655
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.47	$ 44.99	$ 35.72	$ 33.56	$ 31.88
Income from Investment Operations
Net investment income (loss) C	.08	.23	.04	.18	.08
Net realized and unrealized gain (loss)	6.52	(21.48)	9.51	2.07	1.72
Total from investment operations	6.60	(21.25)	9.55	2.25	1.80
Distributions from net investment income	(.09)	(.27)	(.24)	(.09)	(.12)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.11) H	(.27)	(.28)	(.09)	(.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.96	$ 23.47	$ 44.99	$ 35.72	$ 33.56
Total Return A,B	28.15%	(47.23)%	26.87%	6.73%	5.67%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.78%	.75%	.78%	.77%
Expenses net of fee waivers, if any	.79%	.78%	.75%	.78%	.77%
Expenses net of all reductions	.78%	.77%	.74%	.77%	.73%
Net investment income (loss)	.31%	.64%	.11%	.51%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 421,996	$ 395,759	$ 929,848	$ 877,279	$ 1,086,172
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 44.65	$ 35.42	$ 33.29	$ 31.64
Income from Investment Operations
Net investment income (loss) C	.04	.17	(.02)	.12	.03
Net realized and unrealized gain (loss)	6.48	(21.29)	9.43	2.07	1.71
Total from investment operations	6.52	(21.12)	9.41	2.19	1.74
Distributions from net investment income	(.05)	(.22)	(.15)	(.06)	(.09)
Distributions from net realized gain	(.02)	-	(.03)	-	-
Total distributions	(.08) H	(.22)	(.18)	(.06)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.75	$ 23.31	$ 44.65	$ 35.42	$ 33.29
Total Return A,B	27.97%	(47.31)%	26.66%	6.57%	5.50%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.93%	.90%	.94%	.92%
Expenses net of fee waivers, if any	.94%	.93%	.90%	.94%	.92%
Expenses net of all reductions	.93%	.92%	.89%	.92%	.88%
Net investment income (loss)	.16%	.49%	(.04)%	.36%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,819	$ 447,530	$ 898,204	$ 627,754	$ 858,587
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 44.42	$ 35.28	$ 33.18	$ 31.54
Income from Investment Operations
Net investment income (loss) C	.04	.18	(.01)	.12	.04
Net realized and unrealized gain (loss)	6.46	(21.20)	9.38	2.06	1.70
Total from investment operations	6.50	(21.02)	9.37	2.18	1.74
Distributions from net investment income	(.04)	(.14)	(.19)	(.08)	(.10)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.06) H	(.14)	(.23)	(.08)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.70	$ 23.26	$ 44.42	$ 35.28	$ 33.18
Total Return A,B	27.98%	(47.31)%	26.66%	6.58%	5.52%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.93%	.89%	.93%	.92%
Expenses net of fee waivers, if any	.94%	.93%	.89%	.93%	.92%
Expenses net of all reductions	.93%	.92%	.89%	.92%	.88%
Net investment income (loss)	.16%	.49%	(.04)%	.36%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,084	$ 3,061	$ 20,051	$ 5,063	$ 5,409
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 45.00	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.08	.24	.04	.17	.03
Net realized and unrealized gain (loss)	6.52	(21.49)	9.50	2.08	1.04
Total from investment operations	6.60	(21.25)	9.54	2.25	1.07
Distributions from net investment income	(.09)	(.27)	(.28)	(.14)	-
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.11) K	(.27)	(.32)	(.14)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 29.97	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Total Return B,C,D	28.14%	(47.22)%	26.81%	6.72%	3.28%
Ratios to Average Net Assets F,I
Expenses before reductions	.79%	.77%	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.79%	.77%	.76%	.81%	.83% A
Expenses net of all reductions	.78%	.76%	.76%	.80%	.79% A
Net investment income (loss)	.31%	.65%	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,531	$ 93,428	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	134%	161%	109%	114%	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 563,772,362
Gross unrealized depreciation	(126,138,593)
Net unrealized appreciation (depreciation)	$ 437,633,769

Tax Cost	$ 3,269,844,578

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,650,739
Capital loss carryforward	$ (1,959,160,108)
Net unrealized appreciation (depreciation)	$ 437,633,769

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 15,686,346	$ 39,588,806

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,284,597,866 and $4,476,627,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 388,723
Service Class 2	1,169,867
Service Class 2R	10,506
$ 1,569,096

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,852,841
Service Class	310,006
Service Class 2	377,604
Service Class 2R	3,246
Investor Class	157,951
$ 2,701,648

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $82,155 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,234 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $601,264.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $249,455 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $795.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 10,334,573	$ 29,994,939
Service Class	1,267,138	4,447,535
Service Class 2	932,585	4,070,779
Service Class 2R	5,914	18,979
Investor Class	284,920	1,056,574
Total	$ 12,825,130	$ 39,588,806
From net realized gain
Initial Class	$ 2,036,641	$ -
Service Class	332,083	-
Service Class 2	414,242	-
Service Class 2R	3,345	-
Investor Class	74,905	-
Total	$ 2,861,216	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	3,168,252	3,905,978	$ 80,283,755	$ 138,026,441
Reinvestment of distributions	426,627	1,288,996	12,371,214	29,994,938
Shares redeemed	(15,761,725)	(38,869,099)	(393,809,218)	(1,490,052,456)
Net increase (decrease)	(12,166,846)	(33,674,125)	$ (301,154,249)	$ (1,322,031,077)
Service Class
Shares sold	601,860	1,299,183	$ 15,078,974	$ 44,341,627
Reinvestment of distributions	55,581	191,539	1,599,221	4,447,535
Shares redeemed	(3,433,675)	(5,299,957)	(86,029,416)	(193,461,539)
Net increase (decrease)	(2,776,234)	(3,809,235)	$ (69,351,221)	$ (144,672,377)
Service Class 2
Shares sold	3,094,007	4,426,611	$ 75,154,813	$ 159,010,524
Reinvestment of distributions	47,559	176,530	1,346,827	4,070,779
Shares redeemed	(4,562,964)	(5,522,476)	(113,322,366)	(198,453,754)
Net increase (decrease)	(1,421,398)	(919,335)	$ (36,820,726)	$ (35,372,451)
Service Class 2R
Shares sold	70,980	101,959	$ 1,731,048	$ 4,039,975
Reinvestment of distributions	331	825	9,259	18,979
Shares redeemed	(65,400)	(422,581)	(1,732,958)	(16,348,368)
Net increase (decrease)	5,911	(319,797)	$ 7,349	$ (12,289,414)
Investor Class
Shares sold	347,569	2,298,287	$ 9,118,954	$ 86,244,669
Reinvestment of distributions	12,514	45,483	359,825	1,056,574
Shares redeemed	(1,151,644)	(2,402,506)	(27,787,913)	(89,936,741)
Net increase (decrease)	(791,561)	(58,736)	$ (18,309,134)	$ (2,635,498)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/10	02/05/10	$.025
Service Class	02/05/10	02/05/10	$.025
Service Class 2	02/05/10	02/05/10	$.025
Investor Class	02/05/10	02/05/10	$.025

Initial Class designates 93%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of each of Service Class 2 and Service Class 2 R ranked equal to its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWT-ANN-0210
1.540077.112

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Service Class 2R A	27.98%	-0.80%	-3.97%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year ending December 31, 2009, the fund's share classes underperformed the Russell 3000® Growth Index, which returned 37.01%. (For specific portfolio results, please refer to the performance section of this report.) Our significant overweighting in financials stocks was the largest detractor relative to the Russell index, including sizable positions in Wells Fargo and Berkshire Hathaway and a small holding in Citigroup. Poor picks in the pharmaceuticals/biotechnology/life science area hurt when stakes in Illumina, Sequenom and Myriad Genetics were hit by disappointing results. Within consumer discretionary, overweighting post-secondary education services firm Strayer Education detracted, while having almost no relative exposure to e-commerce giant Amazon.com hurt as well. Swiss food giant Nestle was a notable detractor from the consumer staples sector. Several technology stocks also worked against us, including not owning IBM and underweighting Microsoft, but some of those losses were offset by good-sized positions in Internet search and advertising leader Google and semiconductor industry players Marvell Technology Group and Broadcom. Elsewhere on the positive side, good stock picking within energy contributed, including not owning Exxon Mobil, which lagged during the period. Two diversified financials holdings - Goldman Sachs and Morgan Stanley - helped when these high-quality firms were able to gain market share in a consolidating industry. A few stocks I've mentioned were out-of-index positions, and some were sold from the portfolio prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.68%
Actual		$ 1,000.00	$ 1,228.20	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 1,227.20	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 1,226.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2R	.93%
Actual		$ 1,000.00	$ 1,226.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.78%
Actual		$ 1,000.00	$ 1,227.60	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Cisco Systems, Inc.	4.8	4.4
Google, Inc. Class A	4.5	3.2
Apple, Inc.	4.0	2.0
QUALCOMM, Inc.	3.5	3.9
JPMorgan Chase & Co.	3.2	3.6
Medco Health Solutions, Inc.	2.4	2.5
Agilent Technologies, Inc.	2.1	0.0
Harley-Davidson, Inc.	2.1	0.4
United Technologies Corp.	2.0	1.1
Marvell Technology Group Ltd.	2.0	1.3
	30.6
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	37.4	33.7
Consumer Discretionary	13.2	14.8
Health Care	12.6	12.5
Financials	9.8	13.0
Industrials	9.7	10.4
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 98.5%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	12.9%	** Foreign investments	11.5%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 13.2%
Auto Components - 0.1%
BorgWarner, Inc.	119,200	$ 3,959,824
Johnson Controls, Inc.	24,800	675,552
		4,635,376
Automobiles - 2.1%
Harley-Davidson, Inc. (c)	2,989,191	75,327,613
Diversified Consumer Services - 1.2%
Navitas Ltd.	2,440,338	8,987,338
Strayer Education, Inc. (c)	172,720	36,701,273
		45,688,611
Hotels, Restaurants & Leisure - 2.1%
Chipotle Mexican Grill, Inc. Class A (a)	13,893	1,224,807
Denny's Corp. (a)	1,434,875	3,142,376
Marriott International, Inc. Class A	270,714	7,376,957
McDonald's Corp.	246,476	15,389,961
Peet's Coffee & Tea, Inc. (a)	15,900	529,947
Starbucks Corp. (a)	1,039,173	23,963,329
Starwood Hotels & Resorts Worldwide, Inc.	521,300	19,063,941
Universal Travel Group (a)	634,286	6,431,660
		77,122,978
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	475,599	22,638,512
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	43,450	5,844,894
Expedia, Inc. (a)	598,805	15,395,277
Priceline.com, Inc. (a)	99,712	21,787,072
		43,027,243
Media - 0.5%
McGraw-Hill Companies, Inc.	517,210	17,331,707
Multiline Retail - 1.1%
Dollarama, Inc.	345,400	7,347,537
Target Corp.	712,024	34,440,601
		41,788,138
Specialty Retail - 3.3%
Lowe's Companies, Inc.	2,407,791	56,318,231
Lumber Liquidators, Inc. (a)	38,400	1,029,120
Ross Stores, Inc.	421,335	17,995,218
Sherwin-Williams Co.	232,498	14,333,502
Tiffany & Co., Inc.	182,014	7,826,602
TJX Companies, Inc.	664,406	24,284,039
		121,786,712
Textiles, Apparel & Luxury Goods - 1.0%
Coach, Inc.	480,600	17,556,318
Lululemon Athletica, Inc. (a)	629,600	18,950,960
		36,507,278
TOTAL CONSUMER DISCRETIONARY		485,854,168

	Shares	Value
CONSUMER STAPLES - 7.6%
Beverages - 1.2%
The Coca-Cola Co.	785,541	$ 44,775,837
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	69,600	4,118,232
Walgreen Co.	1,527,350	56,084,292
		60,202,524
Food Products - 0.5%
Bunge Ltd.	279,700	17,853,251
Household Products - 1.9%
Colgate-Palmolive Co.	392,359	32,232,292
Procter & Gamble Co.	613,800	37,214,694
		69,446,986
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	443,989	21,471,308
Mead Johnson Nutrition Co. Class A	56,222	2,456,901
NBTY, Inc. (a)	442,766	19,278,032
Nu Skin Enterprises, Inc. Class A	284,966	7,657,036
		50,863,277
Tobacco - 1.0%
Philip Morris International, Inc.	736,800	35,506,392
TOTAL CONSUMER STAPLES		278,648,267
ENERGY - 3.9%
Energy Equipment & Services - 1.5%
Schlumberger Ltd.	590,933	38,463,829
Smith International, Inc.	679,685	18,467,041
		56,930,870
Oil, Gas & Consumable Fuels - 2.4%
Denbury Resources, Inc. (a)	1,927,501	28,527,015
Peabody Energy Corp.	260,000	11,754,600
Range Resources Corp.	397,023	19,791,597
Southwestern Energy Co. (a)	560,474	27,014,847
		87,088,059
TOTAL ENERGY		144,018,929
FINANCIALS - 9.8%
Capital Markets - 1.6%
BlueBay Asset Management	663,373	3,269,936
Charles Schwab Corp.	1,229,948	23,147,621
Franklin Resources, Inc.	106,800	11,251,380
JMP Group, Inc.	127,100	1,235,412
Morgan Stanley	587,200	17,381,120
T. Rowe Price Group, Inc.	31,300	1,666,725
		57,952,194
Commercial Banks - 2.2%
PNC Financial Services Group, Inc.	485,857	25,648,391
Wells Fargo & Co.	2,088,257	56,362,056
		82,010,447
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
American Express Co.	1,387,900	$ 56,237,708
Diversified Financial Services - 3.8%
CME Group, Inc.	68,036	22,856,694
JPMorgan Chase & Co.	2,761,773	115,083,081
		137,939,775
Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc.	409,400	24,727,760
TOTAL FINANCIALS		358,867,884
HEALTH CARE - 12.6%
Biotechnology - 2.8%
3SBio, Inc. sponsored ADR (a)	365,273	5,000,587
Alexion Pharmaceuticals, Inc. (a)	176,642	8,623,662
Celgene Corp. (a)	157,335	8,760,413
Clinical Data, Inc. (a)(c)	468,650	8,557,549
Dendreon Corp. (a)	208,100	5,468,868
Gilead Sciences, Inc. (a)	369,300	15,983,304
Human Genome Sciences, Inc. (a)	339,600	10,391,760
United Therapeutics Corp. (a)	733,840	38,636,676
		101,422,819
Health Care Equipment & Supplies - 1.6%
AGA Medical Holdings, Inc.	284,300	4,199,111
C. R. Bard, Inc.	36,000	2,804,400
Covidien PLC	348,196	16,675,106
DENTSPLY International, Inc.	372,414	13,097,800
Edwards Lifesciences Corp. (a)	47,300	4,108,005
HeartWare International, Inc. CDI (a)	1,765,099	1,783,688
NuVasive, Inc. (a)(c)	395,251	12,640,127
Sonova Holding AG	41,358	5,012,728
		60,320,965
Health Care Providers & Services - 4.7%
Express Scripts, Inc. (a)	569,005	49,190,482
Henry Schein, Inc. (a)	281,119	14,786,859
Medco Health Solutions, Inc. (a)	1,395,306	89,174,006
VCA Antech, Inc. (a)	768,188	19,143,245
		172,294,592
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (a)	497,249	15,240,682
Life Technologies Corp. (a)	452,690	23,643,999
QIAGEN NV (a)	520,630	11,620,462
Thermo Fisher Scientific, Inc. (a)	80,100	3,819,969
		54,325,112
Pharmaceuticals - 2.0%
Allergan, Inc.	60,600	3,818,406

	Shares	Value
Novo Nordisk AS Series B	585,829	$ 37,416,960
Teva Pharmaceutical Industries Ltd. sponsored ADR	603,000	33,876,540
		75,111,906
TOTAL HEALTH CARE		463,475,394
INDUSTRIALS - 9.7%
Aerospace & Defense - 3.7%
Honeywell International, Inc.	827,107	32,422,594
Precision Castparts Corp.	258,400	28,514,440
United Technologies Corp.	1,067,500	74,095,175
		135,032,209
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	124,200	7,125,354
Airlines - 0.2%
Southwest Airlines Co.	710,108	8,116,534
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	319,300	9,039,383
Stericycle, Inc. (a)	23,600	1,302,012
Waste Connections, Inc. (a)	142,300	4,744,282
		15,085,677
Electrical Equipment - 0.7%
AMETEK, Inc.	406,800	15,556,032
China High Speed Transmission Equipment Group Co. Ltd.	1,093,000	2,653,661
Cooper Industries PLC Class A	84,100	3,586,024
Crompton Greaves Ltd.	555,524	5,114,747
		26,910,464
Industrial Conglomerates - 0.6%
3M Co.	144,600	11,954,082
Textron, Inc.	586,420	11,030,560
		22,984,642
Machinery - 1.9%
Cummins, Inc.	372,034	17,061,479
Danaher Corp.	266,984	20,077,197
Ingersoll-Rand Co. Ltd.	544,500	19,460,430
PACCAR, Inc.	391,700	14,206,959
		70,806,065
Professional Services - 0.9%
51job, Inc. sponsored ADR (a)	97,726	1,731,705
CoStar Group, Inc. (a)(c)	59,500	2,485,315
Dun & Bradstreet Corp.	68,939	5,816,383
Equifax, Inc.	59,900	1,850,311
Robert Half International, Inc.	635,900	16,997,607
Verisk Analytics, Inc.	64,900	1,965,172
		30,846,493
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	854,465	11,210,581
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Knight Transportation, Inc.	902,625	$ 17,411,636
Union Pacific Corp.	172,032	10,992,845
		39,615,062
TOTAL INDUSTRIALS		356,522,500
INFORMATION TECHNOLOGY - 37.4%
Communications Equipment - 10.2%
Cisco Systems, Inc. (a)	7,369,299	176,421,020
Juniper Networks, Inc. (a)	1,937,031	51,660,617
QUALCOMM, Inc.	2,758,753	127,619,914
Riverbed Technology, Inc. (a)	778,281	17,877,115
		373,578,666
Computers & Peripherals - 4.9%
Apple, Inc. (a)	693,786	146,291,716
NetApp, Inc. (a)	213,600	7,345,704
Netezza Corp. (a)	218,342	2,117,917
Western Digital Corp. (a)	495,100	21,858,665
		177,614,002
Electronic Equipment & Components - 2.6%
Agilent Technologies, Inc. (a)	2,527,091	78,516,717
Corning, Inc.	685,487	13,236,754
Ingenico SA	140,352	3,407,857
		95,161,328
Internet Software & Services - 7.7%
Baidu.com, Inc. sponsored ADR (a)	49,000	20,150,270
Constant Contact, Inc. (a)	13,700	219,200
Equinix, Inc. (a)	34,600	3,672,790
Google, Inc. Class A (a)	265,315	164,489,994
NetEase.com, Inc. sponsored ADR (a)(c)	454,136	17,080,055
Rackspace Hosting, Inc. (a)	177,876	3,708,715
Tencent Holdings Ltd.	310,200	6,708,659
The Knot, Inc. (a)	363,317	3,658,602
VeriSign, Inc. (a)	1,676,904	40,648,153
WebMD Health Corp. (a)(c)	596,681	22,966,252
		283,302,690
IT Services - 2.2%
Accenture PLC Class A	187,435	7,778,553
Cognizant Technology Solutions Corp. Class A (a)	81,900	3,710,070
Fidelity National Information Services, Inc.	783,948	18,375,741
MasterCard, Inc. Class A	29,600	7,577,008
The Western Union Co.	80,841	1,523,853
Visa, Inc. Class A	485,493	42,461,218
		81,426,443
Semiconductors & Semiconductor Equipment - 6.3%
Aixtron AG	157,872	5,311,410

	Shares	Value
ASML Holding NV (NY Shares)	1,411,300	$ 48,111,217
Avago Technologies Ltd.	361,100	6,604,519
Broadcom Corp. Class A (a)	1,451,656	45,654,581
Marvell Technology Group Ltd. (a)	3,439,757	71,374,958
Monolithic Power Systems, Inc. (a)	1,646,133	39,457,808
Omnivision Technologies, Inc. (a)	382,360	5,555,691
PMC-Sierra, Inc. (a)	183,800	1,591,708
Samsung Electronics Co. Ltd.	11,469	7,858,614
		231,520,506
Software - 3.5%
Advent Software, Inc. (a)	45,711	1,861,809
AsiaInfo Holdings, Inc. (a)	252,600	7,696,722
Check Point Software Technologies Ltd. (a)	174,400	5,908,672
Citrix Systems, Inc. (a)	139,922	5,822,154
ebix.com, Inc. (a)(c)	145,418	7,100,761
Informatica Corp. (a)	152,600	3,946,236
Nice Systems Ltd. sponsored ADR (a)	549,800	17,065,792
Red Hat, Inc. (a)	84,200	2,601,780
Salesforce.com, Inc. (a)	90,858	6,702,595
Shanda Games Ltd. sponsored ADR	391,200	3,986,328
Solera Holdings, Inc.	566,752	20,408,740
Sourcefire, Inc. (a)	836,327	22,371,747
Taleo Corp. Class A (a)	200,174	4,708,092
VanceInfo Technologies, Inc. ADR (a)	1,024,615	19,682,854
		129,864,282
TOTAL INFORMATION TECHNOLOGY		1,372,467,917
MATERIALS - 3.6%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	416,900	33,793,914
Ecolab, Inc.	187,000	8,336,460
FMC Corp.	85,700	4,778,632
The Mosaic Co.	577,800	34,511,994
		81,421,000
Metals & Mining - 1.0%
Compass Minerals International, Inc.	220,501	14,815,462
Consolidated Thompson Iron Mines Ltd. (a)	3,353,000	21,573,578
		36,389,040
Paper & Forest Products - 0.4%
Schweitzer-Mauduit International, Inc.	182,200	12,817,770
TOTAL MATERIALS		130,627,810
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
AboveNet, Inc. (a)	59,900	3,895,896
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	333,506	$ 14,410,794
TOTAL TELECOMMUNICATION SERVICES		18,306,690
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. Class A (a)	4,201,700	7,605,077
TOTAL COMMON STOCKS (Cost $3,148,882,303)		3,616,394,636
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.16% (d)	55,011,486	55,011,486
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	36,072,225	36,072,225
TOTAL MONEY MARKET FUNDS (Cost $91,083,711)		91,083,711
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,239,966,014)		3,707,478,347
NET OTHER ASSETS - (1.0)%		(38,094,852)
NET ASSETS - 100%		$ 3,669,383,495
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 398,900
Fidelity Securities Lending Cash Central Fund	601,264
Total	$ 1,000,164
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 485,854,168	$ 485,854,168	$ -	$ -
Consumer Staples	278,648,267	278,648,267	-	-
Energy	144,018,929	144,018,929	-	-
Financials	358,867,884	358,867,884	-	-
Health Care	463,475,394	463,475,394	-	-
Industrials	356,522,500	353,868,839	2,653,661	-
Information Technology	1,372,467,917	1,365,759,258	6,708,659	-
Materials	130,627,810	130,627,810	-	-
Telecommunication Services	18,306,690	18,306,690	-	-
Utilities	7,605,077	7,605,077	-	-
Money Market Funds	91,083,711	91,083,711	-	-
Total Investments in Securities:	$ 3,707,478,347	$ 3,698,116,027	$ 9,362,320	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.1%
Bermuda	2.5%
Netherlands	1.6%
Israel	1.6%
Ireland	1.3%
China	1.2%
Netherlands Antilles	1.0%
Denmark	1.0%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information

At December 31, 2009, the Fund had a capital loss carryforward of approximately $1,959,160,108, of which $351,276,710, $44,707,854, $1,104,811,876 and $458,363,668 will expire on December 31, 2010, 2011, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $34,965,405) - See accompanying schedule: Unaffiliated issuers (cost $3,148,882,303)	$ 3,616,394,636
Fidelity Central Funds (cost $91,083,711)	91,083,711
Total Investments (cost $3,239,966,014)		$ 3,707,478,347
Receivable for investments sold		12,496,022
Receivable for fund shares sold		488,095
Dividends receivable		1,280,021
Distributions receivable from Fidelity Central Funds		45,076
Prepaid expenses		16,134
Other receivables		521,857
Total assets		3,722,325,552

Liabilities
Payable for investments purchased	$ 11,004,891
Payable for fund shares redeemed	3,355,240
Accrued management fee	1,698,383
Distribution fees payable	145,656
Other affiliated payables	301,182
Other payables and accrued expenses	364,480
Collateral on securities loaned, at value	36,072,225
Total liabilities		52,942,057

Net Assets		$ 3,669,383,495
Net Assets consist of:
Paid in capital		$ 5,188,425,646
Undistributed net investment income		219,186
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,986,771,470)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		467,510,133
Net Assets		$ 3,669,383,495

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($2,618,954,311 ÷ 87,194,516 shares)	$ 30.04

Service Class: Net Asset Value, offering price and redemption price per share ($421,995,927 ÷ 14,083,958 shares)	$ 29.96

Service Class 2: Net Asset Value, offering price and redemption price per share ($528,818,554 ÷ 17,774,635 shares)	$ 29.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,083,743 ÷ 137,503 shares)	$ 29.70

Investor Class: Net Asset Value, offering price and redemption price per share ($95,530,960 ÷ 3,187,423 shares)	$ 29.97

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 34,893,610
Interest		1,039
Income from Fidelity Central Funds		1,000,164
Total income		35,894,813

Expenses
Management fee	$ 18,503,397
Transfer agent fees	2,701,648
Distribution fees	1,569,096
Accounting and security lending fees	1,018,827
Custodian fees and expenses	70,030
Independent trustees' compensation	24,598
Appreciation in deferred trustee compensation account	200
Audit	77,265
Legal	24,307
Miscellaneous	312,908
Total expenses before reductions	24,302,276
Expense reductions	(250,250)	24,052,026
Net investment income (loss)		11,842,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(452,860,645)
Foreign currency transactions	(151,603)
Capital gain distributions from Fidelity Central Funds	1,281
Total net realized gain (loss)		(453,010,967)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,274,195,580
Assets and liabilities in foreign currencies	(1,273)
Total change in net unrealized appreciation (depreciation)		1,274,194,307
Net gain (loss)		821,183,340
Net increase (decrease) in net assets resulting from operations		$ 833,026,127

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,842,787	$ 39,362,868
Net realized gain (loss)	(453,010,967)	(1,127,004,570)
Change in net unrealized appreciation (depreciation)	1,274,194,307	(2,110,579,825)
Net increase (decrease) in net assets resulting from operations	833,026,127	(3,198,221,527)
Distributions to shareholders from net investment income	(12,825,130)	(39,588,806)
Distributions to shareholders from net realized gain	(2,861,216)	-
Total distributions	(15,686,346)	(39,588,806)
Share transactions - net increase (decrease)	(425,627,981)	(1,517,000,817)
Redemption fees	1,078	17,837
Total increase (decrease) in net assets	391,712,878	(4,754,793,313)

Net Assets
Beginning of period	3,277,670,617	8,032,463,930
End of period (including undistributed net investment income of $219,186 and distributions in excess of net investment income of $135,290, respectively)	$ 3,669,383,495	$ 3,277,670,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.53	$ 45.12	$ 35.87	$ 33.70	$ 32.01
Income from Investment Operations
Net investment income (loss) C	.10	.27	.09	.21	.11
Net realized and unrealized gain (loss)	6.55	(21.55)	9.53	2.09	1.74
Total from investment operations	6.65	(21.28)	9.62	2.30	1.85
Distributions from net investment income	(.12)	(.31)	(.33)	(.13)	(.16)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.14) H	(.31)	(.37)	(.13)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 30.04	$ 23.53	$ 45.12	$ 35.87	$ 33.70
Total Return A,B	28.29%	(47.17)%	26.96%	6.85%	5.80%
Ratios to Average Net Assets D,F
Expenses before reductions	.69%	.68%	.65%	.68%	.67%
Expenses net of fee waivers, if any	.69%	.68%	.65%	.68%	.67%
Expenses net of all reductions	.68%	.67%	.64%	.67%	.63%
Net investment income (loss)	.41%	.74%	.21%	.61%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,618,954	$ 2,337,892	$ 6,002,656	$ 5,610,629	$ 6,726,655
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.47	$ 44.99	$ 35.72	$ 33.56	$ 31.88
Income from Investment Operations
Net investment income (loss) C	.08	.23	.04	.18	.08
Net realized and unrealized gain (loss)	6.52	(21.48)	9.51	2.07	1.72
Total from investment operations	6.60	(21.25)	9.55	2.25	1.80
Distributions from net investment income	(.09)	(.27)	(.24)	(.09)	(.12)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.11) H	(.27)	(.28)	(.09)	(.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.96	$ 23.47	$ 44.99	$ 35.72	$ 33.56
Total Return A,B	28.15%	(47.23)%	26.87%	6.73%	5.67%
Ratios to Average Net Assets D,F
Expenses before reductions	.79%	.78%	.75%	.78%	.77%
Expenses net of fee waivers, if any	.79%	.78%	.75%	.78%	.77%
Expenses net of all reductions	.78%	.77%	.74%	.77%	.73%
Net investment income (loss)	.31%	.64%	.11%	.51%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 421,996	$ 395,759	$ 929,848	$ 877,279	$ 1,086,172
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.31	$ 44.65	$ 35.42	$ 33.29	$ 31.64
Income from Investment Operations
Net investment income (loss) C	.04	.17	(.02)	.12	.03
Net realized and unrealized gain (loss)	6.48	(21.29)	9.43	2.07	1.71
Total from investment operations	6.52	(21.12)	9.41	2.19	1.74
Distributions from net investment income	(.05)	(.22)	(.15)	(.06)	(.09)
Distributions from net realized gain	(.02)	-	(.03)	-	-
Total distributions	(.08) H	(.22)	(.18)	(.06)	(.09)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.75	$ 23.31	$ 44.65	$ 35.42	$ 33.29
Total Return A,B	27.97%	(47.31)%	26.66%	6.57%	5.50%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.93%	.90%	.94%	.92%
Expenses net of fee waivers, if any	.94%	.93%	.90%	.94%	.92%
Expenses net of all reductions	.93%	.92%	.89%	.92%	.88%
Net investment income (loss)	.16%	.49%	(.04)%	.36%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 528,819	$ 447,530	$ 898,204	$ 627,754	$ 858,587
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 23.26	$ 44.42	$ 35.28	$ 33.18	$ 31.54
Income from Investment Operations
Net investment income (loss) C	.04	.18	(.01)	.12	.04
Net realized and unrealized gain (loss)	6.46	(21.20)	9.38	2.06	1.70
Total from investment operations	6.50	(21.02)	9.37	2.18	1.74
Distributions from net investment income	(.04)	(.14)	(.19)	(.08)	(.10)
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.06) H	(.14)	(.23)	(.08)	(.10)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.70	$ 23.26	$ 44.42	$ 35.28	$ 33.18
Total Return A,B	27.98%	(47.31)%	26.66%	6.58%	5.52%
Ratios to Average Net Assets D,F
Expenses before reductions	.94%	.93%	.89%	.93%	.92%
Expenses net of fee waivers, if any	.94%	.93%	.89%	.93%	.92%
Expenses net of all reductions	.93%	.92%	.89%	.92%	.88%
Net investment income (loss)	.16%	.49%	(.04)%	.36%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,084	$ 3,061	$ 20,051	$ 5,063	$ 5,409
Portfolio turnover rate E	134%	161%	109%	114%	79%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 45.00	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.08	.24	.04	.17	.03
Net realized and unrealized gain (loss)	6.52	(21.49)	9.50	2.08	1.04
Total from investment operations	6.60	(21.25)	9.54	2.25	1.07
Distributions from net investment income	(.09)	(.27)	(.28)	(.14)	-
Distributions from net realized gain	(.02)	-	(.04)	-	-
Total distributions	(.11) K	(.27)	(.32)	(.14)	-
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 29.97	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Total Return B,C,D	28.14%	(47.22)%	26.81%	6.72%	3.28%
Ratios to Average Net Assets F,I
Expenses before reductions	.79%	.77%	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.79%	.77%	.76%	.81%	.83% A
Expenses net of all reductions	.78%	.76%	.76%	.80%	.79% A
Net investment income (loss)	.31%	.65%	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,531	$ 93,428	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	134%	161%	109%	114%	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share. K Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 563,772,362
Gross unrealized depreciation	(126,138,593)
Net unrealized appreciation (depreciation)	$ 437,633,769

Tax Cost	$ 3,269,844,578

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,650,739
Capital loss carryforward	$ (1,959,160,108)
Net unrealized appreciation (depreciation)	$ 437,633,769

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 15,686,346	$ 39,588,806

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,284,597,866 and $4,476,627,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 388,723
Service Class 2	1,169,867
Service Class 2R	10,506
$ 1,569,096

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,852,841
Service Class	310,006
Service Class 2	377,604
Service Class 2R	3,246
Investor Class	157,951
$ 2,701,648

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $82,155 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,234 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $601,264.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $249,455 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $795.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 10,334,573	$ 29,994,939
Service Class	1,267,138	4,447,535
Service Class 2	932,585	4,070,779
Service Class 2R	5,914	18,979
Investor Class	284,920	1,056,574
Total	$ 12,825,130	$ 39,588,806
From net realized gain
Initial Class	$ 2,036,641	$ -
Service Class	332,083	-
Service Class 2	414,242	-
Service Class 2R	3,345	-
Investor Class	74,905	-
Total	$ 2,861,216	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	3,168,252	3,905,978	$ 80,283,755	$ 138,026,441
Reinvestment of distributions	426,627	1,288,996	12,371,214	29,994,938
Shares redeemed	(15,761,725)	(38,869,099)	(393,809,218)	(1,490,052,456)
Net increase (decrease)	(12,166,846)	(33,674,125)	$ (301,154,249)	$ (1,322,031,077)
Service Class
Shares sold	601,860	1,299,183	$ 15,078,974	$ 44,341,627
Reinvestment of distributions	55,581	191,539	1,599,221	4,447,535
Shares redeemed	(3,433,675)	(5,299,957)	(86,029,416)	(193,461,539)
Net increase (decrease)	(2,776,234)	(3,809,235)	$ (69,351,221)	$ (144,672,377)
Service Class 2
Shares sold	3,094,007	4,426,611	$ 75,154,813	$ 159,010,524
Reinvestment of distributions	47,559	176,530	1,346,827	4,070,779
Shares redeemed	(4,562,964)	(5,522,476)	(113,322,366)	(198,453,754)
Net increase (decrease)	(1,421,398)	(919,335)	$ (36,820,726)	$ (35,372,451)
Service Class 2R
Shares sold	70,980	101,959	$ 1,731,048	$ 4,039,975
Reinvestment of distributions	331	825	9,259	18,979
Shares redeemed	(65,400)	(422,581)	(1,732,958)	(16,348,368)
Net increase (decrease)	5,911	(319,797)	$ 7,349	$ (12,289,414)
Investor Class
Shares sold	347,569	2,298,287	$ 9,118,954	$ 86,244,669
Reinvestment of distributions	12,514	45,483	359,825	1,056,574
Shares redeemed	(1,151,644)	(2,402,506)	(27,787,913)	(89,936,741)
Net increase (decrease)	(791,561)	(58,736)	$ (18,309,134)	$ (2,635,498)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 34% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/05/10	02/05/10	$0.025

Service Class 2R designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of each of Service Class 2 and Service Class 2 R ranked equal to its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWTR-ANN-0210
1.811845.105

Fidelity® Variable Insurance Products:
High Income Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class	43.96%	4.86%	2.26%
VIP High Income - Service Class A	43.41%	4.74%	2.15%
VIP High Income - Service Class 2 B	43.46%	4.58%	1.98%
VIP High Income - Investor Class C	43.43%	4.78%	2.22%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch US High Yield Constrained IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off their worst calendar-year performance in 2008, high-yield bonds enjoyed record gains in the 12 months ending December 31, 2009, with The BofA Merrill Lynch US High Yield Constrained IndexSM up 58.10%. As the year began, the U.S. economy was reeling. In the aftermath of the collapse of investment bank Lehman Brothers, investors retreated sharply from investments well out on the risk spectrum. The U.S. government and the Federal Reserve Board proceeded to intervene with massive fiscal and monetary stimulus measures geared toward restoring liquidity to the debt markets. The pendulum then began to swing the other way in the first half of 2009, largely due to evidence that the stimulus programs were having their desired effect. Starting from very low prices, high-yield bonds enjoyed their best quarter ever in the second quarter of 2009, which included April, the market's strongest month on record. Other factors that helped propel returns included: renewed investor confidence in the markets, which sparked interest in high-yield bonds and other investments that carry risk; improved demand for high-yield products from yield-hungry investors against a backdrop of very low short-term interest rates; signs that the market was working more normally again, including the ability of some high-yield firms to successfully access capital through new issuance; improving business fundamentals; and better performance by the equity markets.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year ending December 31, 2009, the fund significantly underperformed the BofA Merrill Lynch index. (For specific portfolio results, please refer to the performance section of this report.) The fund's conservative positioning proved detrimental to relative performance during a period when more-speculative, lower-rated credits outperformed. At the sector level, security selection within casino gaming detracted, as did underweightings in three outperforming groups - homebuilding/real estate, financials and banks/thrifts. Further, the fund's modest cash position created a drag within a vibrant market. On the plus side, the portfolio benefited from positive security selection in the metals/mining and leisure groups, as well as from our positioning within the paper sector. Favorable weightings in broadcasting, shipping, air transportation and energy also contributed, but those gains were wiped out by weak security selection in these areas. Underweighting or not owning several index components that outperformed detracted the most from relative performance: casino operators MGM Mirage and Harrah's, mortgage company Residential Capital, insurance giant AIG (American International Group) and payment-processing company First Data. On the plus side, contributions came from fund holdings in Florida-based theme-park operator Universal City, health care outsourcer Viant Holdings, natural gas exploration and production company SandRidge Energy and underweighting auto financing firm General Motors Acceptance Corp. (GMAC). Some issuers mentioned here were not represented in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.69%
Actual		$ 1,000.00	$ 1,171.60	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class	.79%
Actual		$ 1,000.00	$ 1,169.00	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.94%
Actual		$ 1,000.00	$ 1,168.60	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Initial Class R	.69%
Actual		$ 1,000.00	$ 1,169.90	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class R	.79%
Actual		$ 1,000.00	$ 1,172.20	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.94%
Actual		$ 1,000.00	$ 1,168.30	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.73%
Actual		$ 1,000.00	$ 1,169.70	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.8	3.1
Ford Motor Credit Co. LLC	1.9	1.5
Nielsen Finance LLC/Nielsen Finance Co.	1.9	1.8
Ship Finance International Ltd.	1.8	1.9
Intelsat Ltd.	1.7	1.7
	10.1
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.3	12.4
Electric Utilities	8.2	7.8
Energy	7.8	9.9
Healthcare	7.6	8.8
Technology	5.7	3.4
Quality Diversification (% of fund's net assets)
As of December 31, 2009	As of June 30, 2009
AAA,AA,A 0.4%	AAA,AA,AA 0.0%
BBB 2.2%	BBB 1.7%
BB 30.8%	BB 35.9%
B 39.0%	B 36.2%
CCC,CC,C 21.5%	CCC,CC,C 18.6%
D 0.0%	D 0.8%
Not Rated 2.3%	Not Rated 2.5%
Equities 0.3%	Equities 0.3%
Short-Term Investments and Net Other Assets 3.5%	Short-Term Investments and Net Other Assets 4.0%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Nonconvertible Bonds 88.8%		Nonconvertible Bonds 88.8%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 6.9%		Floating Rate Loans 6.4%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	15.9%	** Foreign investments	14.9%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Corporate Bonds - 89.3%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.2%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,361,000	$ 1,208,160
Energy Conversion Devices, Inc. 3% 6/15/13	1,040,000	655,200
		1,863,360
Technology - 0.3%
Advanced Micro Devices, Inc. 6% 5/1/15	1,033,000	925,878
Lucent Technologies, Inc. 2.875% 6/15/25	2,902,600	2,469,024
		3,394,902
TOTAL CONVERTIBLE BONDS		5,258,262
Nonconvertible Bonds - 88.8%
Aerospace - 0.6%
BE Aerospace, Inc. 8.5% 7/1/18	1,900,000	2,014,000
Sequa Corp.:
11.75% 12/1/15 (d)	2,085,000	1,949,475
13.5% 12/1/15 pay-in-kind (d)	1,315,605	1,223,513
Triumph Group, Inc. 8% 11/15/17 (d)	2,125,000	2,167,500
		7,354,488
Air Transportation - 2.9%
American Airlines, Inc. 10.5% 10/15/12 (d)	1,990,000	2,069,600
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	6,390,000	6,102,450
6.977% 11/23/22	535,888	431,390
8.608% 10/1/12	535,000	516,275
10.375% 7/2/19	1,890,000	2,088,450
AMR Corp. 9% 8/1/12	1,980,000	1,603,800
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	746,591	679,398
7.73% 9/15/12	291,916	286,078
7.875% 7/2/18	977,038	840,252
8.388% 5/1/22	530,099	485,041
9.798% 4/1/21	6,265,534	5,012,427
Continental Airlines, Inc. 9.25% 5/10/17	1,075,000	1,093,813
Delta Air Lines, Inc. 9.5% 9/15/14 (d)	1,690,000	1,730,138
Delta Air Lines, Inc. pass-thru trust certificates:
7.57% 11/18/10	555,000	562,631
8.021% 8/10/22	1,476,029	1,295,216
8.954% 8/10/14	2,035,205	1,790,980
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	1,048,559	912,247

	Principal Amount	Value
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	$ 2,886,295	$ 2,020,406
9.75% 1/15/17	2,445,000	2,512,238
12% 1/15/16 (d)	875,000	856,406
		32,889,236
Automotive - 3.7%
ArvinMeritor, Inc. 8.125% 9/15/15	3,250,000	3,103,750
Ford Motor Co.:
6.375% 2/1/29	1,475,000	1,084,125
6.625% 10/1/28	2,500,000	1,875,000
7.45% 7/16/31	2,250,000	1,988,438
Ford Motor Credit Co. LLC:
7.25% 10/25/11	7,105,000	7,175,283
7.5% 8/1/12	3,645,000	3,681,450
8% 6/1/14	1,840,000	1,903,259
8% 12/15/16	2,185,000	2,187,904
8.125% 1/15/20	3,455,000	3,420,450
12% 5/15/15	3,495,000	4,071,675
General Motors Acceptance Corp.:
6.875% 9/15/11	2,320,000	2,296,800
6.875% 8/28/12	4,155,000	4,009,575
Navistar International Corp. 8.25% 11/1/21	1,650,000	1,683,000
Tenneco, Inc. 8.625% 11/15/14	2,140,000	2,140,000
The Goodyear Tire & Rubber Co. 10.5% 5/15/16	2,185,000	2,408,963
		43,029,672
Banks and Thrifts - 2.5%
Bank of America Corp.:
8% (e)	995,000	960,175
8.125% (e)	2,985,000	2,880,525
CIT Group, Inc.:
7% 5/1/13	372,017	349,696
7% 5/1/14	558,026	510,594
7% 5/1/15	558,026	499,433
7% 5/1/16	930,044	813,789
7% 5/1/17	1,302,062	1,129,539
Citigroup Capital XXI 8.3% 12/21/77 (e)	3,628,232	3,492,173
Fifth Third Capital Trust IV 6.65% 4/15/37 (e)	5,070,000	3,675,750
GMAC LLC:
6.625% 5/15/12	435,000	424,125
6.75% 12/1/14 (d)	6,535,000	6,142,900
6.875% 9/15/11 (d)	2,905,000	2,883,213
8% 11/1/31 (d)	3,515,000	3,181,075
Zions Bancorp 7.75% 9/23/14	3,225,000	2,846,063
		29,789,050
Broadcasting - 1.8%
Belo Corp. 8% 11/15/16	1,700,000	1,746,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc.:
4.5% 1/15/10	$ 1,060,000	$ 1,049,400
5.5% 9/15/14	4,480,000	2,934,400
6.25% 3/15/11	1,000,000	936,250
10.75% 8/1/16	1,000,000	790,000
Clear Channel Worldwide Holdings, Inc.:
Series A 9.25% 12/15/17 (d)	560,000	571,200
Series B 9.25% 12/15/17 (d)	2,245,000	2,312,350
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (c)(d)	5,555,000	4,692,586
Univision Communications, Inc. 12% 7/1/14 (d)	1,975,000	2,172,500
UPC Holding BV 9.875% 4/15/18 (d)	3,345,000	3,528,975
		20,734,411
Cable TV - 3.6%
Cablevision Systems Corp. 8.625% 9/15/17 (d)	2,960,000	3,056,200
Cequel Communications Holdings / LLC and Cequel Capital Corp. 8.625% 11/15/17 (d)	4,020,000	4,050,150
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16 (d)	2,137,797	2,517,256
CSC Holdings, Inc.:
8.5% 4/15/14 (d)	2,370,000	2,515,163
8.5% 6/15/15 (d)	3,465,000	3,690,225
8.625% 2/15/19 (d)	1,785,000	1,914,413
DISH DBS Corp. 7.875% 9/1/19	5,750,000	5,980,000
EchoStar Communications Corp.:
7% 10/1/13	4,025,000	4,145,750
7.125% 2/1/16	1,670,000	1,703,400
Kabel Deutschland GmbH 10.625% 7/1/14	5,050,000	5,302,500
UPC Germany GmbH 8.125% 12/1/17 (d)	2,880,000	2,908,800
Videotron Ltd.:
9.125% 4/15/18 (d)	1,680,000	1,839,600
9.125% 4/15/18	1,705,000	1,866,975
		41,490,432
Capital Goods - 1.2%
Case Corp. 7.25% 1/15/16	1,460,000	1,441,750
Case New Holland, Inc. 7.75% 9/1/13 (d)	3,805,000	3,843,050
Leucadia National Corp. 7.125% 3/15/17	1,815,000	1,715,175
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14	2,050,000	2,060,250
9.5% 8/1/14 (d)	911,000	901,890

	Principal Amount	Value
11.75% 8/1/16	$ 2,145,000	$ 2,145,000
Terex Corp. 8% 11/15/17	2,526,000	2,412,330
		14,519,445
Chemicals - 1.3%
Huntsman International LLC 5.5% 6/30/16 (d)	3,245,000	2,859,819
NOVA Chemicals Corp.:
3.6494% 11/15/13 (e)	5,325,000	4,845,750
6.5% 1/15/12	2,905,000	2,905,000
8.375% 11/1/16 (d)	1,990,000	2,034,775
8.625% 11/1/19 (d)	1,985,000	2,044,550
		14,689,894
Consumer Products - 0.3%
Jostens Holding Corp. 10.25% 12/1/13	3,050,000	3,149,125
Containers - 1.5%
Berry Plastics Corp. 5.0344% 2/15/15 (e)	1,980,000	1,796,850
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.:
8.25% 11/15/15 (d)	3,880,000	3,899,400
8.875% 9/15/14 (d)	1,485,000	1,436,738
Crown Cork & Seal, Inc. 7.375% 12/15/26	3,648,000	3,383,520
Greif, Inc. 6.75% 2/1/17	4,770,000	4,710,375
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	2,195,000	2,304,750
		17,531,633
Department Stores - 0.0%
Neiman Marcus Group, Inc. 10.375% 10/15/15	460,000	449,650
Diversified Financial Services - 0.9%
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	1,275,000	656,625
International Lease Finance Corp.:
5.625% 9/20/13	390,000	305,920
5.65% 6/1/14	1,315,000	993,823
6.375% 3/25/13	360,000	295,985
6.625% 11/15/13	820,000	660,088
National Money Mart Co. 10.375% 12/15/16 (d)	3,010,000	3,089,163
Reliance Intermediate Holdings LP 9.5% 12/15/19 (d)	3,055,000	3,223,025
Sprint Capital Corp. 8.75% 3/15/32	1,820,000	1,715,350
		10,939,979
Diversified Media - 3.2%
Affinion Group, Inc. 11.5% 10/15/15	2,000,000	2,075,000
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	490,000	469,175
10% 7/15/17	1,120,000	1,243,200
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Media - continued
Lamar Media Corp.:
Series B, 6.625% 8/15/15	$ 750,000	$ 720,000
6.625% 8/15/15	1,030,000	999,100
9.75% 4/1/14	1,045,000	1,158,644
Liberty Media Corp.:
5.7% 5/15/13	1,465,000	1,395,413
8.25% 2/1/30	255,000	233,644
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	6,890,000	6,304,350
10% 8/1/14	5,140,000	5,345,600
11.5% 5/1/16	2,275,000	2,542,313
11.625% 2/1/14	6,320,000	7,102,100
Quebecor Media, Inc.:
7.75% 3/15/16	3,905,000	3,875,713
7.75% 3/15/16	3,585,000	3,558,113
		37,022,365
Electric Utilities - 7.0%
AES Corp.:
7.75% 3/1/14	905,000	918,575
7.75% 10/15/15	3,355,000	3,405,325
8% 10/15/17	3,060,000	3,128,850
9.75% 4/15/16 (d)	1,485,000	1,626,075
Aquila, Inc. 11.875% 7/1/12 (e)	2,825,000	3,271,234
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	2,945,000	3,033,350
Dynegy Holdings, Inc. 7.5% 6/1/15 (d)	2,015,000	1,853,800
Edison Mission Energy:
7% 5/15/17	1,990,000	1,572,100
7.2% 5/15/19	2,530,000	1,903,825
7.625% 5/15/27	2,465,000	1,651,550
Energy Future Holdings:
10.875% 11/1/17	7,770,000	6,293,700
12% 11/1/17 pay-in-kind (e)	4,841,020	3,290,280
Intergen NV 9% 6/30/17 (d)	3,250,000	3,388,125
IPALCO Enterprises, Inc. 7.25% 4/1/16 (d)	2,205,000	2,210,513
Mirant Americas Generation LLC:
8.5% 10/1/21	4,175,000	3,955,813
9.125% 5/1/31	1,605,000	1,444,500
NRG Energy, Inc.:
7.25% 2/1/14	1,245,000	1,263,675
7.375% 2/1/16	3,710,000	3,710,000
7.375% 1/15/17	5,340,000	5,353,350
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,850,000	7,025,750
Otter Tail Corp. 9% 12/15/16	2,460,000	2,527,650
RRI Energy, Inc.:
7.625% 6/15/14	6,280,000	6,217,200
7.875% 6/15/17	970,000	953,025

	Principal Amount	Value
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Series A, 10.25% 11/1/15	$ 4,115,000	$ 3,292,000
Series B, 10.25% 11/1/15	4,280,000	3,424,000
11.25% 11/1/16 pay-in-kind	5,910,610	4,086,366
		80,800,631
Energy - 7.6%
Antero Resources Finance Corp. 9.375% 12/1/17 (d)	2,080,000	2,121,600
Ashland, Inc. 9.125% 6/1/17 (d)	1,130,000	1,234,525
Chesapeake Energy Corp.:
6.5% 8/15/17	3,765,000	3,689,700
6.875% 1/15/16	1,125,000	1,122,188
7.625% 7/15/13	1,445,000	1,513,638
9.5% 2/15/15	8,330,000	9,142,175
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	605,000	598,950
7.75% 5/15/17	1,235,000	1,225,738
9.5% 5/15/16	2,450,000	2,597,000
Denbury Resources, Inc. 9.75% 3/1/16	3,675,000	3,923,063
Forest Oil Corp.:
7.75% 5/1/14	1,780,000	1,806,700
8.5% 2/15/14 (d)	4,380,000	4,577,100
Frontier Oil Corp. 8.5% 9/15/16	2,700,000	2,808,000
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (d)	3,055,000	3,123,738
Hercules Offshore, Inc. 10.5% 10/15/17 (d)	1,990,000	2,099,450
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (d)	460,000	466,900
Inergy LP/Inergy Finance Corp. 8.75% 3/1/15	2,265,000	2,352,769
OPTI Canada, Inc.:
8.25% 12/15/14	1,000,000	827,500
9% 12/15/12 (d)	1,710,000	1,727,100
Parker Drilling Co. 9.625% 10/1/13	1,090,000	1,119,975
Petrohawk Energy Corp.:
7.875% 6/1/15	770,000	777,700
9.125% 7/15/13	5,320,000	5,546,100
10.5% 8/1/14	725,000	794,781
Petroleum Development Corp. 12% 2/15/18	2,810,000	2,897,813
Pioneer Natural Resources Co.:
6.65% 3/15/17	3,365,000	3,322,938
7.5% 1/15/20	3,360,000	3,351,600
Plains Exploration & Production Co.:
7% 3/15/17	4,230,000	4,187,700
7.625% 6/1/18	1,535,000	1,577,213
10% 3/1/16	3,207,000	3,487,613
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Quicksilver Resources, Inc.:
7.125% 4/1/16	$ 3,400,000	$ 3,162,000
9.125% 8/15/19	2,080,000	2,173,600
11.75% 1/1/16	2,250,000	2,548,125
SandRidge Energy, Inc.:
3.9147% 4/1/14 (e)	1,920,000	1,718,400
8.625% 4/1/15 pay-in-kind (e)	460,000	458,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25% 7/15/17 (d)	1,895,000	2,093,975
Venoco, Inc. 11.5% 10/1/17 (d)	1,990,000	2,089,500
		88,265,717
Environmental - 0.1%
Clean Harbors, Inc. 7.625% 8/15/16	1,085,000	1,099,919
Food and Drug Retail - 1.3%
Albertsons, Inc. 7.75% 6/15/26	435,000	389,325
Rite Aid Corp.:
8.625% 3/1/15	1,905,000	1,657,350
9.375% 12/15/15	730,000	642,400
9.5% 6/15/17	800,000	696,000
10.25% 10/15/19 (d)	770,000	812,350
SUPERVALU, Inc.:
7.5% 5/15/12	355,000	365,650
7.5% 11/15/14	2,725,000	2,759,063
8% 5/1/16	3,110,000	3,148,875
The Great Atlantic & Pacific Tea Co. 11.375% 8/1/15 (d)	2,345,000	2,468,113
Tops Markets LLC 10.125% 10/15/15 (d)	1,870,000	1,944,800
		14,883,926
Food/Beverage/Tobacco - 1.4%
Constellation Brands, Inc.:
7.25% 9/1/16	2,100,000	2,131,500
8.375% 12/15/14	2,260,000	2,395,600
Dean Foods Co.:
6.9% 10/15/17	4,450,000	4,227,500
7% 6/1/16	2,445,000	2,396,100
Dole Food Co., Inc. 8% 10/1/16 (d)	3,580,000	3,660,550
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,576,000	1,568,120
		16,379,370
Gaming - 2.7%
Chukchansi Economic Development Authority:
4.0244% 11/15/12 (d)(e)	1,010,000	707,000
8% 11/15/13 (d)	3,410,000	2,489,300
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	1,945,000	1,558,431

	Principal Amount	Value
6.875% 2/15/15	$ 345,000	$ 224,250
7.125% 8/15/14	1,940,000	1,299,800
11.5% 11/1/17 (d)	805,000	817,075
Park Place Entertainment Corp. 7.875% 3/15/10	905,000	902,738
Scientific Games Corp.:
7.875% 6/15/16 (d)	3,080,000	3,087,700
9.25% 6/15/19	1,920,000	2,016,000
Seminole Hard Rock Entertainment, Inc. 2.7536% 3/15/14 (d)(e)	2,125,000	1,750,469
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	5,055,000	4,928,625
7.25% 5/1/12	2,225,000	2,169,375
Snoqualmie Entertainment Authority:
4.68% 2/1/14 (d)(e)	3,525,000	1,727,250
9.125% 2/1/15 (d)	1,290,000	683,700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	3,325,000	3,208,625
6.625% 12/1/14	4,035,000	3,893,775
		31,464,113
Healthcare - 7.3%
Apria Healthcare Group, Inc.:
11.25% 11/1/14 (d)	1,745,000	1,915,138
12.375% 11/1/14 (d)	1,000,000	1,100,000
Biomet, Inc.:
10% 10/15/17	2,490,000	2,701,650
10.375% 10/15/17 pay-in-kind (e)	995,000	1,079,575
11.625% 10/15/17	3,490,000	3,839,000
Community Health Systems, Inc. 8.875% 7/15/15	2,915,000	3,017,025
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	8,375,000	8,793,750
HCA, Inc.:
6.5% 2/15/16	6,715,000	6,328,888
7.875% 2/15/20 (d)	855,000	878,513
8.5% 4/15/19 (d)	2,125,000	2,289,688
9.125% 11/15/14	6,670,000	7,036,850
9.25% 11/15/16	8,519,000	9,136,628
9.625% 11/15/16 pay-in-kind (e)	5,401,000	5,846,583
9.875% 2/15/17 (d)	580,000	635,100
Inverness Medical Innovations, Inc.:
7.875% 2/1/16 (d)	1,030,000	1,011,975
9% 5/15/16	2,875,000	2,946,875
Omega Healthcare Investors, Inc.:
7% 4/1/14	9,235,000	9,142,650
7% 1/15/16	440,000	433,400
Psychiatric Solutions, Inc.:
7.75% 7/15/15	80,000	77,200
7.75% 7/15/15 (d)	800,000	766,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Service Corp. International 7.5% 4/1/27	$ 4,050,000	$ 3,604,500
Valeant Pharmaceuticals International 8.375% 6/15/16 (d)	2,355,000	2,425,650
Ventas Realty LP:
6.5% 6/1/16	1,200,000	1,161,000
6.5% 6/1/16	460,000	445,050
6.625% 10/15/14	2,835,000	2,799,563
Viant Holdings, Inc. 10.125% 7/15/17 (d)	3,679,000	3,660,605
VWR Funding, Inc. 11.25% 7/15/15 pay-in-kind (c)	2,220,000	2,102,063
		85,174,919
Homebuilding/Real Estate - 2.4%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	7,420,000	7,568,400
8.125% 6/1/12	8,345,000	8,511,900
DuPont Fabros Technology LP 8.5% 12/15/17 (d)	1,460,000	1,487,375
K. Hovnanian Enterprises, Inc. 10.625% 10/15/16 (d)	2,595,000	2,711,775
Lennar Corp. 12.25% 6/1/17	1,650,000	1,980,000
Ryland Group, Inc. 8.4% 5/15/17	1,705,000	1,803,038
Standard Pacific Corp. 7% 8/15/15	1,070,000	936,250
Standard Pacific Escrow LLC 10.75% 9/15/16 (d)	2,405,000	2,453,100
		27,451,838
Hotels - 1.5%
Host Hotels & Resorts LP 9% 5/15/17 (d)	2,195,000	2,370,600
Host Marriott LP 7.125% 11/1/13	6,900,000	6,969,000
ITT Corp. 7.375% 11/15/15	2,445,000	2,527,519
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% 12/1/19	1,740,000	1,740,000
7.875% 10/15/14	3,785,000	4,045,219
		17,652,338
Insurance - 0.5%
American International Group, Inc.:
4.25% 5/15/13	660,000	609,647
5.05% 10/1/15	455,000	379,586
5.45% 5/18/17	1,670,000	1,332,210
5.6% 10/18/16	1,860,000	1,539,217
5.85% 1/16/18	585,000	480,009

	Principal Amount	Value
8.25% 8/15/18	$ 660,000	$ 619,641
Provident Companies, Inc. 7% 7/15/18	800,000	768,181
		5,728,491
Leisure - 1.3%
Harrah's Escrow Corp. 11.25% 6/1/17 (d)	890,000	936,725
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,683,413
11.875% 7/15/15	1,440,000	1,656,000
yankee:
7% 6/15/13	3,985,000	3,975,038
7.25% 6/15/16	3,040,000	2,933,600
7.5% 10/15/27	1,400,000	1,162,000
Town Sports International Holdings, Inc. 11% 2/1/14	1,772,000	1,072,060
Universal City Development Partners Ltd./UCDP Finance, Inc.:
8.875% 11/15/15 (d)	1,245,000	1,218,544
10.875% 11/15/16 (d)	430,000	431,075
		15,068,455
Metals/Mining - 1.6%
Arch Coal, Inc. 8.75% 8/1/16 (d)	1,555,000	1,623,031
Drummond Co., Inc.:
7.375% 2/15/16	7,510,000	7,359,800
9% 10/15/14 (d)	830,000	867,350
FMG Finance Property Ltd. 10% 9/1/13 (d)	3,100,000	3,224,000
Massey Energy Co. 6.875% 12/15/13	5,595,000	5,588,006
		18,662,187
Paper - 1.7%
Boise Paper Holdings LLC / Finance Corp. 9% 11/1/17 (d)	1,670,000	1,720,100
Cascades, Inc. 7.75% 12/15/17 (d)	1,745,000	1,766,813
Domtar Corp.:
5.375% 12/1/13	1,045,000	1,018,875
7.125% 8/15/15	1,425,000	1,432,125
10.75% 6/1/17	3,665,000	4,297,213
Georgia-Pacific Corp.:
7% 1/15/15 (d)	2,740,000	2,774,250
8.875% 5/15/31	1,435,000	1,521,100
Georgia-Pacific LLC 8.25% 5/1/16 (d)	291,410	308,166
Rock-Tenn Co.:
9.25% 3/15/16	810,000	874,800
9.25% 3/15/16 (d)	525,000	567,000
Verso Paper Holdings LLC/Verso Paper, Inc.:
4.0306% 8/1/14 (e)	100,000	78,000
11.5% 7/1/14 (d)	2,615,000	2,876,500
		19,234,942
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Publishing/Printing - 0.2%
TL Acquisitions, Inc. 10.5% 1/15/15 (d)	$ 2,795,000	$ 2,669,225
Restaurants - 0.3%
Wendy's/Arby's Restaurants LLC 10% 7/15/16	3,460,000	3,736,800
Services - 3.3%
ARAMARK Corp.:
3.7806% 2/1/15 (e)	6,915,000	6,327,225
8.5% 2/1/15	3,080,000	3,172,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	4,140,000	3,933,000
7.75% 5/15/16	3,075,000	2,875,125
FTI Consulting, Inc. 7.625% 6/15/13	2,965,000	3,002,063
Hertz Corp.:
8.875% 1/1/14	4,155,000	4,258,875
10.5% 1/1/16	2,965,000	3,172,550
McJunkin Red Man Corp. 9.5% 12/15/16 (d)	3,010,000	2,957,325
Rural/Metro Corp. 0% 3/15/16 (b)	965,000	965,000
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (d)	3,000,000	3,135,000
United Rentals North America, Inc.:
7.75% 11/15/13	2,000,000	1,880,000
9.25% 12/15/19	2,005,000	2,072,669
		37,751,232
Shipping - 2.3%
Navios Maritime Holdings, Inc.:
8.875% 11/1/17 (d)	1,030,000	1,063,475
9.5% 12/15/14	4,737,000	4,713,315
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	407,313
8.75% 12/1/13	85,000	88,931
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	20,750,466
		27,023,500
Specialty Retailing - 0.5%
Ltd. Brands, Inc. 8.5% 6/15/19 (d)	2,855,000	3,090,538
Netflix, Inc. 8.5% 11/15/17 (d)	2,155,000	2,235,813
		5,326,351
Steels - 1.4%
Edgen Murray Corp. 12.25% 1/15/15 (d)	5,015,000	4,914,700
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	3,155,000	3,111,619
Steel Dynamics, Inc.:
6.75% 4/1/15	4,030,000	3,999,775

	Principal Amount	Value
7.375% 11/1/12	$ 2,805,000	$ 2,896,163
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,637,794
		16,560,051
Super Retail - 1.8%
Federated Retail Holdings, Inc. 5.9% 12/1/16	2,455,000	2,393,625
Intcomex, Inc. 13.25% 12/15/14 (d)	1,525,000	1,479,250
Macy's Retail Holdings, Inc. 8.875% 7/15/15	1,925,000	2,122,313
Neiman Marcus Group, Inc. 9% 10/15/15 pay-in-kind (c)	2,120,000	2,056,400
Sonic Automotive, Inc. 8.625% 8/15/13	1,705,000	1,696,475
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	3,150,000	2,905,875
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17 (d)	830,000	900,550
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17 (d)	2,505,000	2,530,050
Toys 'R' Us, Inc.:
7.375% 10/15/18	995,000	910,425
7.625% 8/1/11	3,840,000	3,888,000
		20,882,963
Technology - 4.4%
Advanced Micro Devices, Inc. 8.125% 12/15/17 (d)	2,585,000	2,572,075
Amkor Technology, Inc.:
7.75% 5/15/13	3,060,000	3,113,550
9.25% 6/1/16	2,180,000	2,305,350
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (c)(d)	1,826,000	1,691,922
Ceridian Corp. 11.25% 11/15/15	2,673,000	2,552,715
First Data Corp. 10.55% 9/24/15 pay-in-kind (c)	4,505,000	3,864,145
Freescale Semiconductor, Inc.:
9.875% 12/15/14 pay-in-kind (e)	2,088,266	1,833,157
10.125% 12/15/16	2,600,000	2,132,000
Jabil Circuit, Inc.:
7.75% 7/15/16	2,385,000	2,504,250
8.25% 3/15/18	690,000	738,300
Lucent Technologies, Inc.:
6.45% 3/15/29	4,675,000	3,348,469
6.5% 1/15/28	4,915,000	3,495,794
NXP BV:
7.875% 10/15/14	1,005,000	919,575
9.5% 10/15/15	2,935,000	2,524,100
Seagate Technology HDD Holdings 6.8% 10/1/16	2,485,000	2,385,600
Seagate Technology International 10% 5/1/14 (d)	670,000	740,350
Terremark Worldwide, Inc. 12% 6/15/17 (d)	3,460,000	3,840,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - continued
Viasystems, Inc. 12% 1/15/15 (d)	$ 1,625,000	$ 1,738,750
Xerox Capital Trust I 8% 2/1/27	9,405,000	9,310,950
		51,611,652
Telecommunications - 14.0%
Cincinnati Bell, Inc.:
8.25% 10/15/17	2,580,000	2,612,250
8.375% 1/15/14	4,605,000	4,697,100
Citizens Communications Co.:
7.875% 1/15/27	940,000	846,000
9% 8/15/31	2,685,000	2,638,013
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	4,440,000	4,489,950
Clearwire Escrow Corp. 12% 12/1/15 (d)	5,005,000	5,061,306
Cleveland Unlimited, Inc. 12.5% 12/15/10 (d)(e)	1,275,000	1,236,750
Cricket Communications, Inc.:
7.75% 5/15/16	2,915,000	2,915,000
9.375% 11/1/14	1,020,000	1,025,100
10% 7/15/15	2,590,000	2,641,800
Digicel Group Ltd.:
8.25% 9/1/17 (d)	3,145,000	3,042,788
8.875% 1/15/15 (d)	7,365,000	7,162,463
9.125% 1/15/15 pay-in-kind (d)(e)	3,357,000	3,302,449
12% 4/1/14 (d)	1,430,000	1,598,025
Frontier Communications Corp.:
8.125% 10/1/18	3,690,000	3,708,450
8.25% 5/1/14	1,945,000	2,027,663
Intelsat Bermuda Ltd. 12.5% 2/4/17 pay-in-kind (c)(d)	3,865,000	3,610,823
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16	6,125,000	6,569,063
11.5% 6/15/16	1,203,000	1,293,225
Intelsat Ltd.:
6.5% 11/1/13	10,705,000	10,009,175
7.625% 4/15/12	9,280,000	9,280,000
Intelsat Subsidiary Holding Co. Ltd.:
8.875% 1/15/15 (d)	585,000	602,550
8.875% 1/15/15	5,180,000	5,335,400
MetroPCS Wireless, Inc.:
9.25% 11/1/14	5,335,000	5,401,688
9.25% 11/1/14	1,755,000	1,770,356
Nextel Communications, Inc.:
5.95% 3/15/14	4,895,000	4,570,706
6.875% 10/31/13	3,945,000	3,826,650
7.375% 8/1/15	6,615,000	6,433,088
NII Capital Corp.:
8.875% 12/15/19 (d)	2,735,000	2,670,044

	Principal Amount	Value
10% 8/15/16 (d)	$ 2,495,000	$ 2,613,513
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	6,100,000	5,551,000
PAETEC Holding Corp.:
8.875% 6/30/17	1,000,000	1,017,500
9.5% 7/15/15	2,005,000	1,934,825
Qwest Communications International, Inc.:
7.5% 2/15/14	900,000	903,375
8% 10/1/15 (d)	3,590,000	3,688,725
Qwest Corp.:
3.5036% 6/15/13 (e)	4,530,000	4,360,125
7.5% 10/1/14	1,585,000	1,640,475
8.375% 5/1/16	2,615,000	2,798,050
Sprint Capital Corp.:
6.875% 11/15/28	4,075,000	3,387,344
7.625% 1/30/11	1,535,000	1,571,456
8.375% 3/15/12	650,000	672,750
Sprint Nextel Corp.:
6% 12/1/16	7,630,000	6,962,375
8.375% 8/15/17	3,200,000	3,248,000
U.S. West Communications:
6.875% 9/15/33	1,495,000	1,315,600
7.5% 6/15/23	1,135,000	1,058,388
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	4,510,000	4,893,350
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(e)	4,825,000	4,700,589
		162,695,315
Textiles & Apparel - 0.5%
Hanesbrands, Inc. 3.8308% 12/15/14 (e)	2,760,000	2,622,000
Levi Strauss & Co.:
8.875% 4/1/16	1,295,000	1,359,750
9.75% 1/15/15	1,300,000	1,358,500
		5,340,250
Trucking & Freight - 0.2%
Swift Transportation Co., Inc. 12.5% 5/15/17 (d)	2,340,000	1,953,900
TOTAL NONCONVERTIBLE BONDS		1,031,007,465
TOTAL CORPORATE BONDS (Cost $994,154,045)		1,036,265,727
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0832% 4/25/21 (d)(e) (Cost $61,406)	95,911	74,552
Common Stocks - 0.1%
	Shares	Value
Banks and Thrifts - 0.0%
CIT Group, Inc. (a)	2	$ 55
Cable TV - 0.1%
Charter Communications, Inc. Class A (a)	23,060	818,630
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g)	48,889	357,379
TOTAL COMMON STOCKS (Cost $2,735,661)		1,176,064
Convertible Preferred Stocks - 0.2%

Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $2,507,572)	51,000	2,359,770
Floating Rate Loans - 6.9%
	Principal Amount
Air Transportation - 0.2%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5344% 4/30/14 (e)	$ 2,983,055	2,490,851
Automotive - 1.1%
Federal-Mogul Corp.:
Tranche B, term loan 2.1675% 12/27/14 (e)	3,683,492	3,103,342
Tranche C, term loan 2.1675% 12/27/15 (e)	2,478,690	2,051,116
Ford Motor Co. term loan 3.2871% 12/15/13 (e)	7,996,460	7,416,717
		12,571,175
Broadcasting - 0.3%
Univision Communications, Inc. Tranche 1LN, term loan 2.5006% 9/29/14 (e)	3,860,000	3,329,250
Cable TV - 0.4%
Charter Communications Operating LLC Tranche B 1LN, term loan 2.26% 3/6/14 (e)	5,049,029	4,720,842
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 6.001% 5/4/15 pay-in-kind (e)	4,950,000	4,628,250
Chemicals - 0.5%
Chemtura Corp. term loan 10.5% 3/19/10 (e)	3,750,000	3,825,000
Gentek Holding LLC Tranche B, term loan 7% 10/29/14 (e)	1,700,000	1,700,000
		5,525,000
Diversified Financial Services - 0.3%
Blackstone UTP Capital LLC term loan 7.75% 11/2/14	3,985,000	3,945,150

	Principal Amount	Value
Electric Utilities - 1.0%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.2313% 3/30/12 (e)	$ 1,046,925	$ 952,702
term loan 3.2506% 3/30/14 (e)	7,809,062	7,106,247
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Tranche B1, term loan 3.7751% 10/10/14 (e)	960,089	784,873
Tranche B3, term loan 3.7349% 10/10/14 (e)	3,838,021	3,099,202
		11,943,024
Gaming - 0.5%
Harrah's Entertainment, Inc.:
Tranche B2, term loan 3.2822% 1/28/15 (e)	889,616	723,970
Tranche B3, term loan 3.2818% 1/28/15 (e)	1,062,635	862,116
Las Vegas Sands LLC:
term loan 2.01% 5/23/14 (e)	832,357	719,989
Tranche B, term loan 2.01% 5/23/14 (e)	4,045,715	3,499,543
		5,805,618
Healthcare - 0.3%
PTS Acquisition Corp. term loan 2.4809% 4/10/14 (e)	1,771,896	1,550,409
RehabCare Group, Inc. Tranche B, term loan 6% 11/24/15 (e)	1,660,000	1,647,550
		3,197,959
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	925,000	987,438
Services - 0.2%
ServiceMaster Co.:
term loan 2.7443% 7/24/14 (e)	2,099,122	1,910,201
Tranche DD, term loan 2.74% 7/24/14 (e)	209,041	190,228
		2,100,429
Technology - 1.0%
First Data Corp.:
Tranche B1, term loan 2.9833% 9/24/14 (e)	905,369	808,042
Tranche B2, term loan 2.9988% 9/24/14 (e)	850,649	759,204
Tranche B3, term loan 2.9988% 9/24/14 (e)	2,840,471	2,535,120
Freescale Semiconductor, Inc. term loan 1.9853% 12/1/13 (e)	2,188,640	1,926,003
Floating Rate Loans - continued
	Principal Amount	Value
Technology - continued
Kronos, Inc.:
Tranche 1LN, term loan 2.2506% 6/11/14 (e)	$ 3,281,584	$ 3,019,057
Tranche 2LN, term loan 6.0006% 6/11/15 (e)	3,190,000	2,743,400
		11,790,826
Telecommunications - 0.3%
Asurion Corp. Tranche 2LN, term loan 6.7341% 7/3/15 (e)	2,560,000	2,483,200
Intelsat Jackson Holdings Ltd. term loan 3.2347% 2/1/14 (e)	830,000	751,150
		3,234,350
Textiles & Apparel - 0.3%
Levi Strauss & Co. term loan 2.4819% 4/4/14 (e)	4,545,000	4,090,500
TOTAL FLOATING RATE LOANS (Cost $75,916,745)		80,360,662
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.16% (f) (Cost $25,097,516)	25,097,516	25,097,516
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $1,100,472,945)		1,145,334,291
NET OTHER ASSETS - 1.3%		15,130,221
NET ASSETS - 100%		$ 1,160,464,512
Legend
(a) Non-income producing
(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $277,725,173 or 23.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $357,379 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 167,210
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,176,009	$ 818,630	$ -	$ 357,379
Financials	55	55	-	-
Utilities	2,359,770	-	2,359,770	-
Corporate Bonds	1,036,265,727	-	1,036,265,727	-
Commercial Mortgage Securities	74,552	-	-	74,552
Floating Rate Loans	80,360,662	-	80,360,662	-
Money Market Funds	25,097,516	25,097,516	-	-
Total Investments in Securities:	$ 1,145,334,291	$ 25,916,201	$ 1,118,986,159	$ 431,931
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 10,627,459
Total Realized Gain (Loss)	(4,138,724)
Total Unrealized Gain (Loss)	2,888,148
Cost of Purchases	14,335
Proceeds of Sales	(6,936,065)
Amortization/Accretion	(2,816)
Transfers in/out of Level 3	(2,020,406)
Ending Balance	$ 431,931
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ 65,280

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.1%
Bermuda	6.4%
Canada	3.4%
Luxembourg	1.3%
Liberia	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information

At December 31, 2009, the fund had a capital loss carryforward of approximately $238,711,832 of which $88,480,642, $70,783,139 and $79,448,051 will expire on December 31, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,075,375,429)	$ 1,120,236,775
Fidelity Central Funds (cost $25,097,516)	25,097,516
Total Investments (cost $1,100,472,945)		$ 1,145,334,291
Cash		1,401,780
Receivable for investments sold		3,984,825
Receivable for fund shares sold		277,769
Interest receivable		20,822,444
Distributions receivable from Fidelity Central Funds		6,693
Prepaid expenses		5,081
Other receivables		286,080
Total assets		1,172,118,963

Liabilities
Payable for investments purchased	$ 9,121,330
Payable for fund shares redeemed	1,716,055
Accrued management fee	541,849
Distribution fees payable	50,306
Other affiliated payables	102,050
Other payables and accrued expenses	122,861
Total liabilities		11,654,451

Net Assets		$ 1,160,464,512
Net Assets consist of:
Paid in capital		$ 1,347,213,165
Undistributed net investment income		8,082,942
Accumulated undistributed net realized gain (loss) on investments		(239,682,079)
Net unrealized appreciation (depreciation) on investments		44,850,484
Net Assets		$ 1,160,464,512

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($608,801,886 ÷ 115,116,980 shares)	$ 5.29

Service Class: Net Asset Value, offering price and redemption price per share ($103,510,911 ÷ 19,666,092 shares)	$ 5.26

Service Class 2: Net Asset Value, offering price and redemption price per share ($181,376,617 ÷ 35,007,005 shares)	$ 5.18

Initial Class R: Net Asset Value, offering price and redemption price per share ($34,080,191 ÷ 6,464,411 shares)	$ 5.27

Service Class R: Net Asset Value, offering price and redemption price per share ($47,872,804 ÷ 9,125,658 shares)	$ 5.25

Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,016,215 ÷ 389,704 shares)	$ 5.17

Investor Class: Net Asset Value, offering price and redemption price per share ($182,805,888 ÷ 34,661,328 shares)	$ 5.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 317,125
Interest		95,067,079
Income from Fidelity Central Funds		167,210
Total income		95,551,414

Expenses
Management fee	$ 5,581,891
Transfer agent fees	740,817
Distribution fees	481,051
Accounting fees and expenses	352,763
Custodian fees and expenses	24,288
Independent trustees' compensation	6,979
Audit	75,921
Legal	53,756
Interest	143
Miscellaneous	88,506
Total expenses before reductions	7,406,115
Expense reductions	(1,220)	7,404,895
Net investment income		88,146,519
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(80,957,504)
Change in net unrealized appreciation (depreciation) on investment securities		340,753,509
Net gain (loss)		259,796,005
Net increase (decrease) in net assets resulting from operations		$ 347,942,524

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 88,146,519	$ 85,185,644
Net realized gain (loss)	(80,957,504)	(72,607,286)
Change in net unrealized appreciation (depreciation)	340,753,509	(265,350,744)
Net increase (decrease) in net assets resulting from operations	347,942,524	(252,772,386)
Distributions to shareholders from net investment income	(82,969,090)	(81,088,207)
Share transactions - net increase (decrease)	122,868,111	(59,062,712)
Redemption fees	89,023	147,113
Total increase (decrease) in net assets	387,930,568	(392,776,192)

Net Assets
Beginning of period	772,533,944	1,165,310,136
End of period (including undistributed net investment income of $8,082,942 and undistributed net investment income of $3,850,639, respectively)	$ 1,160,464,512	$ 772,533,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.96	$ 5.98	$ 6.35	$ 6.17	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.438	.475	.485	.476	.457
Net realized and unrealized gain (loss)	1.298	(1.990)	(.311)	.216	(.281)
Total from investment operations	1.736	(1.515)	.174	.692	.176
Distributions from net investment income	(.406)	(.506)	(.545)	(.512)	(1.006)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.29	$ 3.96	$ 5.98	$ 6.35	$ 6.17
Total Return A,B	43.96%	(24.98)%	2.79%	11.24%	2.70%
Ratios to Average Net Assets D,F
Expenses before reductions	.70%	.71%	.68%	.71%	.70%
Expenses net of fee waivers, if any	.70%	.71%	.68%	.71%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.71%	.70%
Net investment income (loss)	9.02%	8.48%	7.47%	7.40%	6.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 608,802	$ 451,824	$ 726,409	$ 922,565	$ 1,080,002
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.95	$ 5.95	$ 6.32	$ 6.14	$ 6.97
Income from Investment Operations
Net investment income (loss) C	.429	.469	.477	.467	.448
Net realized and unrealized gain (loss)	1.281	(1.971)	(.312)	.218	(.283)
Total from investment operations	1.710	(1.502)	.165	.685	.165
Distributions from net investment income	(.400)	(.499)	(.536)	(.505)	(.995)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.26	$ 3.95	$ 5.95	$ 6.32	$ 6.14
Total Return A,B	43.41%	(24.87)%	2.66%	11.18%	2.52%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.80%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.78%	.81%	.80%
Expenses net of all reductions	.80%	.80%	.78%	.81%	.80%
Net investment income (loss)	8.92%	8.39%	7.37%	7.30%	6.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,511	$ 95,461	$ 180,837	$ 277,546	$ 319,380
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.89	$ 5.88	$ 6.25	$ 6.08	$ 6.91
Income from Investment Operations
Net investment income C	.422	.450	.461	.453	.433
Net realized and unrealized gain (loss)	1.264	(1.949)	(.305)	.216	(.284)
Total from investment operations	1.686	(1.499)	.156	.669	.149
Distributions from net investment income	(.396)	(.492)	(.527)	(.499)	(.979)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.18	$ 3.89	$ 5.88	$ 6.25	$ 6.08
Total Return A,B	43.46%	(25.14)%	2.54%	11.02%	2.31%
Ratios to Average Net Assets D,F
Expenses before reductions	.95%	.96%	.93%	.97%	.95%
Expenses net of fee waivers, if any	.95%	.96%	.93%	.97%	.95%
Expenses net of all reductions	.95%	.96%	.93%	.97%	.95%
Net investment income	8.77%	8.23%	7.22%	7.14%	6.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,377	$ 87,077	$ 97,266	$ 110,503	$ 86,757
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.95	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Income from Investment Operations
Net investment income C	.440	.471	.479	.475	.455
Net realized and unrealized gain (loss)	1.286	(1.975)	(.313)	.218	(.288)
Total from investment operations	1.726	(1.504)	.166	.693	.167
Distributions from net investment income	(.406)	(.507)	(.547)	(.513)	(1.007)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.27	$ 3.95	$ 5.96	$ 6.34	$ 6.16
Total Return A,B	43.82%	(24.88)%	2.65%	11.27%	2.55%
Ratios to Average Net Assets D,F
Expenses before reductions	.70%	.70%	.68%	.71%	.70%
Expenses net of fee waivers, if any	.70%	.70%	.68%	.71%	.70%
Expenses net of all reductions	.69%	.70%	.67%	.71%	.70%
Net investment income	9.02%	8.49%	7.47%	7.39%	6.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,080	$ 19,801	$ 19,401	$ 93	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.94	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Income from Investment Operations
Net investment income C	.431	.467	.471	.467	.447
Net realized and unrealized gain (loss)	1.280	(1.959)	(.318)	.219	(.282)
Total from investment operations	1.711	(1.492)	.153	.686	.165
Distributions from net investment income	(.401)	(.499)	(.544)	(.506)	(.995)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.25	$ 3.94	$ 5.93	$ 6.32	$ 6.14
Total Return A,B	43.56%	(24.79)%	2.45%	11.19%	2.53%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.80%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.78%	.81%	.80%
Expenses net of all reductions	.80%	.80%	.77%	.81%	.80%
Net investment income	8.92%	8.39%	7.37%	7.30%	6.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,873	$ 26,572	$ 33,129	$ 92	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.89	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Income from Investment Operations
Net investment income (loss) C	.416	.451	.453	.453	.433
Net realized and unrealized gain (loss)	1.257	(1.940)	(.294)	.214	(.282)
Total from investment operations	1.673	(1.489)	.159	.667	.151
Distributions from net investment income	(.393)	(.492)	(.540)	(.497)	(.981)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.17	$ 3.89	$ 5.87	$ 6.25	$ 6.08
Total Return A, B	43.13%	(24.99)%	2.59%	10.99%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.95%	.93%	.96%	.94%
Expenses net of fee waivers, if any	.95%	.95%	.93%	.96%	.94%
Expenses net of all reductions	.94%	.95%	.92%	.96%	.94%
Net investment income (loss)	8.77%	8.24%	7.23%	7.14%	6.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,016	$ 1,487	$ 2,347	$ 92	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 3.96	$ 5.96	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income (loss) E	.441	.473	.477	.471	.193
Net realized and unrealized gain (loss)	1.274	(1.971)	(.317)	.220	(.089)
Total from investment operations	1.715	(1.498)	.160	.691	.104
Distributions from net investment income	(.405)	(.503)	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	- J	.001	.001	-	-
Net asset value, end of period	$ 5.27	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	43.43%	(24.76)%	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.74%	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.73%	.74%	.75%	.80%	.82% A
Expenses net of all reductions	.73%	.74%	.75%	.79%	.82% A
Net investment income (loss)	8.99%	8.45%	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,806	$ 90,312	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	70%	58%	70%	65%	95%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Dealers who make markets in below investment grade securities, such as asset backed securities, collateralized mortgage obligations

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

and commercial mortgage securities also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 80,143,769
Gross unrealized depreciation	(28,169,451)
Net unrealized appreciation (depreciation)	$ 51,974,318

Tax Cost	$ 1,093,359,973

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (238,711,832)
Net unrealized appreciation (depreciation)	$ 51,963,456

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 82,969,090	$ 81,088,207

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $813,026,181 and $655,055,303, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 101,466
Service Class 2	333,765
Service Class R	40,981
Service Class 2R	4,839
$ 481,051

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 387,263
Service Class	69,698
Service Class 2	94,620
Initial Class R	19,063
Service Class R	27,074
Service Class 2R	1,280
Investor Class	141,819
$ 740,817

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,930,000.40%		$ 143

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,587 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,220.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 43,747,787	$ 50,331,327
Service Class	7,425,935	10,708,124
Service Class 2	12,835,833	8,200,191
Initial Class R	2,441,349	1,730,548
Service Class R	3,419,501	2,155,413
Service Class 2R	146,215	164,231
Investor Class	12,952,470	7,798,373
Total	$ 82,969,090	$ 81,088,207

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	20,216,701	11,325,778	$ 94,993,807	$ 59,074,348
Reinvestment of distributions	8,357,240	13,210,472	43,747,787	50,331,327
Shares redeemed	(27,414,117)	(32,087,810)	(129,625,734)	(177,673,130)
Net increase (decrease)	1,159,824	(7,551,560)	$ 9,115,860	$ (68,267,455)
Service Class
Shares sold	2,777,781	2,103,601	$ 12,897,331	$ 11,552,669
Reinvestment of distributions	1,427,657	2,825,363	7,425,935	10,708,124
Shares redeemed	(8,725,159)	(11,133,341)	(41,193,317)	(61,774,491)
Net increase (decrease)	(4,519,721)	(6,204,377)	$ (20,870,051)	$ (39,513,698)
Service Class 2
Shares sold	24,366,893	12,628,566	$ 112,451,939	$ 64,623,990
Reinvestment of distributions	2,502,443	2,192,564	12,835,833	8,200,191
Shares redeemed	(14,230,958)	(9,001,486)	(64,857,511)	(50,214,701)
Net increase (decrease)	12,638,378	5,819,644	$ 60,430,261	$ 22,609,480
Initial Class R
Shares sold	4,004,167	4,746,248	$ 17,798,935	$ 24,537,038
Reinvestment of distributions	468,040	455,407	2,441,349	1,730,548
Shares redeemed	(3,016,877)	(3,446,209)	(13,725,409)	(19,445,436)
Net increase (decrease)	1,455,330	1,755,446	$ 6,514,875	$ 6,822,150
Service Class R
Shares sold	7,453,151	7,564,400	$ 33,119,246	$ 39,304,602
Reinvestment of distributions	659,445	570,215	3,419,501	2,155,413
Shares redeemed	(5,739,021)	(6,965,405)	(26,100,257)	(39,209,237)
Net increase (decrease)	2,373,575	1,169,210	$ 10,438,490	$ 2,250,778
Service Class 2R
Shares sold	190,944	116,810	$ 835,730	$ 631,648
Reinvestment of distributions	28,591	44,030	146,215	164,231
Shares redeemed	(212,466)	(178,258)	(995,434)	(993,749)
Net increase (decrease)	7,069	(17,418)	$ (13,489)	$ (197,870)
Investor Class
Shares sold	20,189,376	17,613,879	$ 92,880,106	$ 91,879,844
Reinvestment of distributions	2,482,010	2,051,733	12,952,470	7,798,373
Shares redeemed	(10,842,692)	(14,594,721)	(48,580,411)	(82,444,314)
Net increase (decrease)	11,828,694	5,070,891	$ 57,252,165	$ 17,233,903

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 24% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, and Investor Class ranked below its competitive median for 2008, the total expenses of each of Service Class and Service Class R ranked equal to its competitive median for 2008, and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0210
1.540029.112

Fidelity® Variable Insurance Products:
High Income Portfolio - Class R

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class R A	43.82%	4.82%	2.24%
VIP High Income - Service Class R B	43.56%	4.75%	2.15%
VIP High Income - Service Class 2R C	43.13%	4.58%	1.98%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns prior to April 14, 2004 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 14, 2004 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch US High Yield Constrained IndexSM performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Coming off their worst calendar-year performance in 2008, high-yield bonds enjoyed record gains in the 12 months ending December 31, 2009, with The BofA Merrill Lynch US High Yield Constrained IndexSM up 58.10%. As the year began, the U.S. economy was reeling. In the aftermath of the collapse of investment bank Lehman Brothers, investors retreated sharply from investments well out on the risk spectrum. The U.S. government and the Federal Reserve Board proceeded to intervene with massive fiscal and monetary stimulus measures geared toward restoring liquidity to the debt markets. The pendulum then began to swing the other way in the first half of 2009, largely due to evidence that the stimulus programs were having their desired effect. Starting from very low prices, high-yield bonds enjoyed their best quarter ever in the second quarter of 2009, which included April, the market's strongest month on record. Other factors that helped propel returns included: renewed investor confidence in the markets, which sparked interest in high-yield bonds and other investments that carry risk; improved demand for high-yield products from yield-hungry investors against a backdrop of very low short-term interest rates; signs that the market was working more normally again, including the ability of some high-yield firms to successfully access capital through new issuance; improving business fundamentals; and better performance by the equity markets.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year ending December 31, 2009, the fund significantly underperformed the BofA Merrill Lynch index. (For specific portfolio results, please refer to the performance section of this report.) The fund's conservative positioning proved detrimental to relative performance during a period when more-speculative, lower-rated credits outperformed. At the sector level, security selection within casino gaming detracted, as did underweightings in three outperforming groups - homebuilding/real estate, financials and banks/thrifts. Further, the fund's modest cash position created a drag within a vibrant market. On the plus side, the portfolio benefited from positive security selection in the metals/mining and leisure groups, as well as from our positioning within the paper sector. Favorable weightings in broadcasting, shipping, air transportation and energy also contributed, but those gains were wiped out by weak security selection in these areas. Underweighting or not owning several index components that outperformed detracted the most from relative performance: casino operators MGM Mirage and Harrah's, mortgage company Residential Capital, insurance giant AIG (American International Group) and payment-processing company First Data. On the plus side, contributions came from fund holdings in Florida-based theme-park operator Universal City, health care outsourcer Viant Holdings, natural gas exploration and production company SandRidge Energy and underweighting auto financing firm General Motors Acceptance Corp. (GMAC). Some issuers mentioned here were not represented in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.69%
Actual		$ 1,000.00	$ 1,171.60	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class	.79%
Actual		$ 1,000.00	$ 1,169.00	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.94%
Actual		$ 1,000.00	$ 1,168.60	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Initial Class R	.69%
Actual		$ 1,000.00	$ 1,169.90	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Service Class R	.79%
Actual		$ 1,000.00	$ 1,172.20	$ 4.33
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.94%
Actual		$ 1,000.00	$ 1,168.30	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.47	$ 4.79
Investor Class	.73%
Actual		$ 1,000.00	$ 1,169.70	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.8	3.1
Ford Motor Credit Co. LLC	1.9	1.5
Nielsen Finance LLC/Nielsen Finance Co.	1.9	1.8
Ship Finance International Ltd.	1.8	1.9
Intelsat Ltd.	1.7	1.7
	10.1
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.3	12.4
Electric Utilities	8.2	7.8
Energy	7.8	9.9
Healthcare	7.6	8.8
Technology	5.7	3.4
Quality Diversification (% of fund's net assets)
As of December 31, 2009	As of June 30, 2009
AAA,AA,A 0.4%	AAA,AA,AA 0.0%
BBB 2.2%	BBB 1.7%
BB 30.8%	BB 35.9%
B 39.0%	B 36.2%
CCC,CC,C 21.5%	CCC,CC,C 18.6%
D 0.0%	D 0.8%
Not Rated 2.3%	Not Rated 2.5%
Equities 0.3%	Equities 0.3%
Short-Term Investments and Net Other Assets 3.5%	Short-Term Investments and Net Other Assets 4.0%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Nonconvertible Bonds 88.8%		Nonconvertible Bonds 88.8%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 6.9%		Floating Rate Loans 6.4%
	Short-Term Investments and Net Other Assets 3.5%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	15.9%	** Foreign investments	14.9%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Corporate Bonds - 89.3%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.2%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,361,000	$ 1,208,160
Energy Conversion Devices, Inc. 3% 6/15/13	1,040,000	655,200
		1,863,360
Technology - 0.3%
Advanced Micro Devices, Inc. 6% 5/1/15	1,033,000	925,878
Lucent Technologies, Inc. 2.875% 6/15/25	2,902,600	2,469,024
		3,394,902
TOTAL CONVERTIBLE BONDS		5,258,262
Nonconvertible Bonds - 88.8%
Aerospace - 0.6%
BE Aerospace, Inc. 8.5% 7/1/18	1,900,000	2,014,000
Sequa Corp.:
11.75% 12/1/15 (d)	2,085,000	1,949,475
13.5% 12/1/15 pay-in-kind (d)	1,315,605	1,223,513
Triumph Group, Inc. 8% 11/15/17 (d)	2,125,000	2,167,500
		7,354,488
Air Transportation - 2.9%
American Airlines, Inc. 10.5% 10/15/12 (d)	1,990,000	2,069,600
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	6,390,000	6,102,450
6.977% 11/23/22	535,888	431,390
8.608% 10/1/12	535,000	516,275
10.375% 7/2/19	1,890,000	2,088,450
AMR Corp. 9% 8/1/12	1,980,000	1,603,800
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	746,591	679,398
7.73% 9/15/12	291,916	286,078
7.875% 7/2/18	977,038	840,252
8.388% 5/1/22	530,099	485,041
9.798% 4/1/21	6,265,534	5,012,427
Continental Airlines, Inc. 9.25% 5/10/17	1,075,000	1,093,813
Delta Air Lines, Inc. 9.5% 9/15/14 (d)	1,690,000	1,730,138
Delta Air Lines, Inc. pass-thru trust certificates:
7.57% 11/18/10	555,000	562,631
8.021% 8/10/22	1,476,029	1,295,216
8.954% 8/10/14	2,035,205	1,790,980
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	1,048,559	912,247

	Principal Amount	Value
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	$ 2,886,295	$ 2,020,406
9.75% 1/15/17	2,445,000	2,512,238
12% 1/15/16 (d)	875,000	856,406
		32,889,236
Automotive - 3.7%
ArvinMeritor, Inc. 8.125% 9/15/15	3,250,000	3,103,750
Ford Motor Co.:
6.375% 2/1/29	1,475,000	1,084,125
6.625% 10/1/28	2,500,000	1,875,000
7.45% 7/16/31	2,250,000	1,988,438
Ford Motor Credit Co. LLC:
7.25% 10/25/11	7,105,000	7,175,283
7.5% 8/1/12	3,645,000	3,681,450
8% 6/1/14	1,840,000	1,903,259
8% 12/15/16	2,185,000	2,187,904
8.125% 1/15/20	3,455,000	3,420,450
12% 5/15/15	3,495,000	4,071,675
General Motors Acceptance Corp.:
6.875% 9/15/11	2,320,000	2,296,800
6.875% 8/28/12	4,155,000	4,009,575
Navistar International Corp. 8.25% 11/1/21	1,650,000	1,683,000
Tenneco, Inc. 8.625% 11/15/14	2,140,000	2,140,000
The Goodyear Tire & Rubber Co. 10.5% 5/15/16	2,185,000	2,408,963
		43,029,672
Banks and Thrifts - 2.5%
Bank of America Corp.:
8% (e)	995,000	960,175
8.125% (e)	2,985,000	2,880,525
CIT Group, Inc.:
7% 5/1/13	372,017	349,696
7% 5/1/14	558,026	510,594
7% 5/1/15	558,026	499,433
7% 5/1/16	930,044	813,789
7% 5/1/17	1,302,062	1,129,539
Citigroup Capital XXI 8.3% 12/21/77 (e)	3,628,232	3,492,173
Fifth Third Capital Trust IV 6.65% 4/15/37 (e)	5,070,000	3,675,750
GMAC LLC:
6.625% 5/15/12	435,000	424,125
6.75% 12/1/14 (d)	6,535,000	6,142,900
6.875% 9/15/11 (d)	2,905,000	2,883,213
8% 11/1/31 (d)	3,515,000	3,181,075
Zions Bancorp 7.75% 9/23/14	3,225,000	2,846,063
		29,789,050
Broadcasting - 1.8%
Belo Corp. 8% 11/15/16	1,700,000	1,746,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc.:
4.5% 1/15/10	$ 1,060,000	$ 1,049,400
5.5% 9/15/14	4,480,000	2,934,400
6.25% 3/15/11	1,000,000	936,250
10.75% 8/1/16	1,000,000	790,000
Clear Channel Worldwide Holdings, Inc.:
Series A 9.25% 12/15/17 (d)	560,000	571,200
Series B 9.25% 12/15/17 (d)	2,245,000	2,312,350
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (c)(d)	5,555,000	4,692,586
Univision Communications, Inc. 12% 7/1/14 (d)	1,975,000	2,172,500
UPC Holding BV 9.875% 4/15/18 (d)	3,345,000	3,528,975
		20,734,411
Cable TV - 3.6%
Cablevision Systems Corp. 8.625% 9/15/17 (d)	2,960,000	3,056,200
Cequel Communications Holdings / LLC and Cequel Capital Corp. 8.625% 11/15/17 (d)	4,020,000	4,050,150
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 13.5% 11/30/16 (d)	2,137,797	2,517,256
CSC Holdings, Inc.:
8.5% 4/15/14 (d)	2,370,000	2,515,163
8.5% 6/15/15 (d)	3,465,000	3,690,225
8.625% 2/15/19 (d)	1,785,000	1,914,413
DISH DBS Corp. 7.875% 9/1/19	5,750,000	5,980,000
EchoStar Communications Corp.:
7% 10/1/13	4,025,000	4,145,750
7.125% 2/1/16	1,670,000	1,703,400
Kabel Deutschland GmbH 10.625% 7/1/14	5,050,000	5,302,500
UPC Germany GmbH 8.125% 12/1/17 (d)	2,880,000	2,908,800
Videotron Ltd.:
9.125% 4/15/18 (d)	1,680,000	1,839,600
9.125% 4/15/18	1,705,000	1,866,975
		41,490,432
Capital Goods - 1.2%
Case Corp. 7.25% 1/15/16	1,460,000	1,441,750
Case New Holland, Inc. 7.75% 9/1/13 (d)	3,805,000	3,843,050
Leucadia National Corp. 7.125% 3/15/17	1,815,000	1,715,175
RBS Global, Inc. / Rexnord Corp.:
9.5% 8/1/14	2,050,000	2,060,250
9.5% 8/1/14 (d)	911,000	901,890

	Principal Amount	Value
11.75% 8/1/16	$ 2,145,000	$ 2,145,000
Terex Corp. 8% 11/15/17	2,526,000	2,412,330
		14,519,445
Chemicals - 1.3%
Huntsman International LLC 5.5% 6/30/16 (d)	3,245,000	2,859,819
NOVA Chemicals Corp.:
3.6494% 11/15/13 (e)	5,325,000	4,845,750
6.5% 1/15/12	2,905,000	2,905,000
8.375% 11/1/16 (d)	1,990,000	2,034,775
8.625% 11/1/19 (d)	1,985,000	2,044,550
		14,689,894
Consumer Products - 0.3%
Jostens Holding Corp. 10.25% 12/1/13	3,050,000	3,149,125
Containers - 1.5%
Berry Plastics Corp. 5.0344% 2/15/15 (e)	1,980,000	1,796,850
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.:
8.25% 11/15/15 (d)	3,880,000	3,899,400
8.875% 9/15/14 (d)	1,485,000	1,436,738
Crown Cork & Seal, Inc. 7.375% 12/15/26	3,648,000	3,383,520
Greif, Inc. 6.75% 2/1/17	4,770,000	4,710,375
Owens-Brockway Glass Container, Inc. 7.375% 5/15/16	2,195,000	2,304,750
		17,531,633
Department Stores - 0.0%
Neiman Marcus Group, Inc. 10.375% 10/15/15	460,000	449,650
Diversified Financial Services - 0.9%
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	1,275,000	656,625
International Lease Finance Corp.:
5.625% 9/20/13	390,000	305,920
5.65% 6/1/14	1,315,000	993,823
6.375% 3/25/13	360,000	295,985
6.625% 11/15/13	820,000	660,088
National Money Mart Co. 10.375% 12/15/16 (d)	3,010,000	3,089,163
Reliance Intermediate Holdings LP 9.5% 12/15/19 (d)	3,055,000	3,223,025
Sprint Capital Corp. 8.75% 3/15/32	1,820,000	1,715,350
		10,939,979
Diversified Media - 3.2%
Affinion Group, Inc. 11.5% 10/15/15	2,000,000	2,075,000
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	490,000	469,175
10% 7/15/17	1,120,000	1,243,200
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Diversified Media - continued
Lamar Media Corp.:
Series B, 6.625% 8/15/15	$ 750,000	$ 720,000
6.625% 8/15/15	1,030,000	999,100
9.75% 4/1/14	1,045,000	1,158,644
Liberty Media Corp.:
5.7% 5/15/13	1,465,000	1,395,413
8.25% 2/1/30	255,000	233,644
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (b)	6,890,000	6,304,350
10% 8/1/14	5,140,000	5,345,600
11.5% 5/1/16	2,275,000	2,542,313
11.625% 2/1/14	6,320,000	7,102,100
Quebecor Media, Inc.:
7.75% 3/15/16	3,905,000	3,875,713
7.75% 3/15/16	3,585,000	3,558,113
		37,022,365
Electric Utilities - 7.0%
AES Corp.:
7.75% 3/1/14	905,000	918,575
7.75% 10/15/15	3,355,000	3,405,325
8% 10/15/17	3,060,000	3,128,850
9.75% 4/15/16 (d)	1,485,000	1,626,075
Aquila, Inc. 11.875% 7/1/12 (e)	2,825,000	3,271,234
Calpine Construction Finance Co. LP 8% 6/1/16 (d)	2,945,000	3,033,350
Dynegy Holdings, Inc. 7.5% 6/1/15 (d)	2,015,000	1,853,800
Edison Mission Energy:
7% 5/15/17	1,990,000	1,572,100
7.2% 5/15/19	2,530,000	1,903,825
7.625% 5/15/27	2,465,000	1,651,550
Energy Future Holdings:
10.875% 11/1/17	7,770,000	6,293,700
12% 11/1/17 pay-in-kind (e)	4,841,020	3,290,280
Intergen NV 9% 6/30/17 (d)	3,250,000	3,388,125
IPALCO Enterprises, Inc. 7.25% 4/1/16 (d)	2,205,000	2,210,513
Mirant Americas Generation LLC:
8.5% 10/1/21	4,175,000	3,955,813
9.125% 5/1/31	1,605,000	1,444,500
NRG Energy, Inc.:
7.25% 2/1/14	1,245,000	1,263,675
7.375% 2/1/16	3,710,000	3,710,000
7.375% 1/15/17	5,340,000	5,353,350
NSG Holdings II, LLC 7.75% 12/15/25 (d)	7,850,000	7,025,750
Otter Tail Corp. 9% 12/15/16	2,460,000	2,527,650
RRI Energy, Inc.:
7.625% 6/15/14	6,280,000	6,217,200
7.875% 6/15/17	970,000	953,025

	Principal Amount	Value
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Series A, 10.25% 11/1/15	$ 4,115,000	$ 3,292,000
Series B, 10.25% 11/1/15	4,280,000	3,424,000
11.25% 11/1/16 pay-in-kind	5,910,610	4,086,366
		80,800,631
Energy - 7.6%
Antero Resources Finance Corp. 9.375% 12/1/17 (d)	2,080,000	2,121,600
Ashland, Inc. 9.125% 6/1/17 (d)	1,130,000	1,234,525
Chesapeake Energy Corp.:
6.5% 8/15/17	3,765,000	3,689,700
6.875% 1/15/16	1,125,000	1,122,188
7.625% 7/15/13	1,445,000	1,513,638
9.5% 2/15/15	8,330,000	9,142,175
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	605,000	598,950
7.75% 5/15/17	1,235,000	1,225,738
9.5% 5/15/16	2,450,000	2,597,000
Denbury Resources, Inc. 9.75% 3/1/16	3,675,000	3,923,063
Forest Oil Corp.:
7.75% 5/1/14	1,780,000	1,806,700
8.5% 2/15/14 (d)	4,380,000	4,577,100
Frontier Oil Corp. 8.5% 9/15/16	2,700,000	2,808,000
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (d)	3,055,000	3,123,738
Hercules Offshore, Inc. 10.5% 10/15/17 (d)	1,990,000	2,099,450
Hilcorp Energy I LP/Hilcorp Finance Co. 9% 6/1/16 (d)	460,000	466,900
Inergy LP/Inergy Finance Corp. 8.75% 3/1/15	2,265,000	2,352,769
OPTI Canada, Inc.:
8.25% 12/15/14	1,000,000	827,500
9% 12/15/12 (d)	1,710,000	1,727,100
Parker Drilling Co. 9.625% 10/1/13	1,090,000	1,119,975
Petrohawk Energy Corp.:
7.875% 6/1/15	770,000	777,700
9.125% 7/15/13	5,320,000	5,546,100
10.5% 8/1/14	725,000	794,781
Petroleum Development Corp. 12% 2/15/18	2,810,000	2,897,813
Pioneer Natural Resources Co.:
6.65% 3/15/17	3,365,000	3,322,938
7.5% 1/15/20	3,360,000	3,351,600
Plains Exploration & Production Co.:
7% 3/15/17	4,230,000	4,187,700
7.625% 6/1/18	1,535,000	1,577,213
10% 3/1/16	3,207,000	3,487,613
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Quicksilver Resources, Inc.:
7.125% 4/1/16	$ 3,400,000	$ 3,162,000
9.125% 8/15/19	2,080,000	2,173,600
11.75% 1/1/16	2,250,000	2,548,125
SandRidge Energy, Inc.:
3.9147% 4/1/14 (e)	1,920,000	1,718,400
8.625% 4/1/15 pay-in-kind (e)	460,000	458,850
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25% 7/15/17 (d)	1,895,000	2,093,975
Venoco, Inc. 11.5% 10/1/17 (d)	1,990,000	2,089,500
		88,265,717
Environmental - 0.1%
Clean Harbors, Inc. 7.625% 8/15/16	1,085,000	1,099,919
Food and Drug Retail - 1.3%
Albertsons, Inc. 7.75% 6/15/26	435,000	389,325
Rite Aid Corp.:
8.625% 3/1/15	1,905,000	1,657,350
9.375% 12/15/15	730,000	642,400
9.5% 6/15/17	800,000	696,000
10.25% 10/15/19 (d)	770,000	812,350
SUPERVALU, Inc.:
7.5% 5/15/12	355,000	365,650
7.5% 11/15/14	2,725,000	2,759,063
8% 5/1/16	3,110,000	3,148,875
The Great Atlantic & Pacific Tea Co. 11.375% 8/1/15 (d)	2,345,000	2,468,113
Tops Markets LLC 10.125% 10/15/15 (d)	1,870,000	1,944,800
		14,883,926
Food/Beverage/Tobacco - 1.4%
Constellation Brands, Inc.:
7.25% 9/1/16	2,100,000	2,131,500
8.375% 12/15/14	2,260,000	2,395,600
Dean Foods Co.:
6.9% 10/15/17	4,450,000	4,227,500
7% 6/1/16	2,445,000	2,396,100
Dole Food Co., Inc. 8% 10/1/16 (d)	3,580,000	3,660,550
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,576,000	1,568,120
		16,379,370
Gaming - 2.7%
Chukchansi Economic Development Authority:
4.0244% 11/15/12 (d)(e)	1,010,000	707,000
8% 11/15/13 (d)	3,410,000	2,489,300
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	1,945,000	1,558,431

	Principal Amount	Value
6.875% 2/15/15	$ 345,000	$ 224,250
7.125% 8/15/14	1,940,000	1,299,800
11.5% 11/1/17 (d)	805,000	817,075
Park Place Entertainment Corp. 7.875% 3/15/10	905,000	902,738
Scientific Games Corp.:
7.875% 6/15/16 (d)	3,080,000	3,087,700
9.25% 6/15/19	1,920,000	2,016,000
Seminole Hard Rock Entertainment, Inc. 2.7536% 3/15/14 (d)(e)	2,125,000	1,750,469
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	5,055,000	4,928,625
7.25% 5/1/12	2,225,000	2,169,375
Snoqualmie Entertainment Authority:
4.68% 2/1/14 (d)(e)	3,525,000	1,727,250
9.125% 2/1/15 (d)	1,290,000	683,700
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	3,325,000	3,208,625
6.625% 12/1/14	4,035,000	3,893,775
		31,464,113
Healthcare - 7.3%
Apria Healthcare Group, Inc.:
11.25% 11/1/14 (d)	1,745,000	1,915,138
12.375% 11/1/14 (d)	1,000,000	1,100,000
Biomet, Inc.:
10% 10/15/17	2,490,000	2,701,650
10.375% 10/15/17 pay-in-kind (e)	995,000	1,079,575
11.625% 10/15/17	3,490,000	3,839,000
Community Health Systems, Inc. 8.875% 7/15/15	2,915,000	3,017,025
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	8,375,000	8,793,750
HCA, Inc.:
6.5% 2/15/16	6,715,000	6,328,888
7.875% 2/15/20 (d)	855,000	878,513
8.5% 4/15/19 (d)	2,125,000	2,289,688
9.125% 11/15/14	6,670,000	7,036,850
9.25% 11/15/16	8,519,000	9,136,628
9.625% 11/15/16 pay-in-kind (e)	5,401,000	5,846,583
9.875% 2/15/17 (d)	580,000	635,100
Inverness Medical Innovations, Inc.:
7.875% 2/1/16 (d)	1,030,000	1,011,975
9% 5/15/16	2,875,000	2,946,875
Omega Healthcare Investors, Inc.:
7% 4/1/14	9,235,000	9,142,650
7% 1/15/16	440,000	433,400
Psychiatric Solutions, Inc.:
7.75% 7/15/15	80,000	77,200
7.75% 7/15/15 (d)	800,000	766,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
Service Corp. International 7.5% 4/1/27	$ 4,050,000	$ 3,604,500
Valeant Pharmaceuticals International 8.375% 6/15/16 (d)	2,355,000	2,425,650
Ventas Realty LP:
6.5% 6/1/16	1,200,000	1,161,000
6.5% 6/1/16	460,000	445,050
6.625% 10/15/14	2,835,000	2,799,563
Viant Holdings, Inc. 10.125% 7/15/17 (d)	3,679,000	3,660,605
VWR Funding, Inc. 11.25% 7/15/15 pay-in-kind (c)	2,220,000	2,102,063
		85,174,919
Homebuilding/Real Estate - 2.4%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	7,420,000	7,568,400
8.125% 6/1/12	8,345,000	8,511,900
DuPont Fabros Technology LP 8.5% 12/15/17 (d)	1,460,000	1,487,375
K. Hovnanian Enterprises, Inc. 10.625% 10/15/16 (d)	2,595,000	2,711,775
Lennar Corp. 12.25% 6/1/17	1,650,000	1,980,000
Ryland Group, Inc. 8.4% 5/15/17	1,705,000	1,803,038
Standard Pacific Corp. 7% 8/15/15	1,070,000	936,250
Standard Pacific Escrow LLC 10.75% 9/15/16 (d)	2,405,000	2,453,100
		27,451,838
Hotels - 1.5%
Host Hotels & Resorts LP 9% 5/15/17 (d)	2,195,000	2,370,600
Host Marriott LP 7.125% 11/1/13	6,900,000	6,969,000
ITT Corp. 7.375% 11/15/15	2,445,000	2,527,519
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% 12/1/19	1,740,000	1,740,000
7.875% 10/15/14	3,785,000	4,045,219
		17,652,338
Insurance - 0.5%
American International Group, Inc.:
4.25% 5/15/13	660,000	609,647
5.05% 10/1/15	455,000	379,586
5.45% 5/18/17	1,670,000	1,332,210
5.6% 10/18/16	1,860,000	1,539,217
5.85% 1/16/18	585,000	480,009

	Principal Amount	Value
8.25% 8/15/18	$ 660,000	$ 619,641
Provident Companies, Inc. 7% 7/15/18	800,000	768,181
		5,728,491
Leisure - 1.3%
Harrah's Escrow Corp. 11.25% 6/1/17 (d)	890,000	936,725
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	1,683,413
11.875% 7/15/15	1,440,000	1,656,000
yankee:
7% 6/15/13	3,985,000	3,975,038
7.25% 6/15/16	3,040,000	2,933,600
7.5% 10/15/27	1,400,000	1,162,000
Town Sports International Holdings, Inc. 11% 2/1/14	1,772,000	1,072,060
Universal City Development Partners Ltd./UCDP Finance, Inc.:
8.875% 11/15/15 (d)	1,245,000	1,218,544
10.875% 11/15/16 (d)	430,000	431,075
		15,068,455
Metals/Mining - 1.6%
Arch Coal, Inc. 8.75% 8/1/16 (d)	1,555,000	1,623,031
Drummond Co., Inc.:
7.375% 2/15/16	7,510,000	7,359,800
9% 10/15/14 (d)	830,000	867,350
FMG Finance Property Ltd. 10% 9/1/13 (d)	3,100,000	3,224,000
Massey Energy Co. 6.875% 12/15/13	5,595,000	5,588,006
		18,662,187
Paper - 1.7%
Boise Paper Holdings LLC / Finance Corp. 9% 11/1/17 (d)	1,670,000	1,720,100
Cascades, Inc. 7.75% 12/15/17 (d)	1,745,000	1,766,813
Domtar Corp.:
5.375% 12/1/13	1,045,000	1,018,875
7.125% 8/15/15	1,425,000	1,432,125
10.75% 6/1/17	3,665,000	4,297,213
Georgia-Pacific Corp.:
7% 1/15/15 (d)	2,740,000	2,774,250
8.875% 5/15/31	1,435,000	1,521,100
Georgia-Pacific LLC 8.25% 5/1/16 (d)	291,410	308,166
Rock-Tenn Co.:
9.25% 3/15/16	810,000	874,800
9.25% 3/15/16 (d)	525,000	567,000
Verso Paper Holdings LLC/Verso Paper, Inc.:
4.0306% 8/1/14 (e)	100,000	78,000
11.5% 7/1/14 (d)	2,615,000	2,876,500
		19,234,942
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Publishing/Printing - 0.2%
TL Acquisitions, Inc. 10.5% 1/15/15 (d)	$ 2,795,000	$ 2,669,225
Restaurants - 0.3%
Wendy's/Arby's Restaurants LLC 10% 7/15/16	3,460,000	3,736,800
Services - 3.3%
ARAMARK Corp.:
3.7806% 2/1/15 (e)	6,915,000	6,327,225
8.5% 2/1/15	3,080,000	3,172,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
7.625% 5/15/14	4,140,000	3,933,000
7.75% 5/15/16	3,075,000	2,875,125
FTI Consulting, Inc. 7.625% 6/15/13	2,965,000	3,002,063
Hertz Corp.:
8.875% 1/1/14	4,155,000	4,258,875
10.5% 1/1/16	2,965,000	3,172,550
McJunkin Red Man Corp. 9.5% 12/15/16 (d)	3,010,000	2,957,325
Rural/Metro Corp. 0% 3/15/16 (b)	965,000	965,000
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (d)	3,000,000	3,135,000
United Rentals North America, Inc.:
7.75% 11/15/13	2,000,000	1,880,000
9.25% 12/15/19	2,005,000	2,072,669
		37,751,232
Shipping - 2.3%
Navios Maritime Holdings, Inc.:
8.875% 11/1/17 (d)	1,030,000	1,063,475
9.5% 12/15/14	4,737,000	4,713,315
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	475,000	407,313
8.75% 12/1/13	85,000	88,931
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	20,750,466
		27,023,500
Specialty Retailing - 0.5%
Ltd. Brands, Inc. 8.5% 6/15/19 (d)	2,855,000	3,090,538
Netflix, Inc. 8.5% 11/15/17 (d)	2,155,000	2,235,813
		5,326,351
Steels - 1.4%
Edgen Murray Corp. 12.25% 1/15/15 (d)	5,015,000	4,914,700
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	3,155,000	3,111,619
Steel Dynamics, Inc.:
6.75% 4/1/15	4,030,000	3,999,775

	Principal Amount	Value
7.375% 11/1/12	$ 2,805,000	$ 2,896,163
Tube City IMS Corp. 9.75% 2/1/15	1,695,000	1,637,794
		16,560,051
Super Retail - 1.8%
Federated Retail Holdings, Inc. 5.9% 12/1/16	2,455,000	2,393,625
Intcomex, Inc. 13.25% 12/15/14 (d)	1,525,000	1,479,250
Macy's Retail Holdings, Inc. 8.875% 7/15/15	1,925,000	2,122,313
Neiman Marcus Group, Inc. 9% 10/15/15 pay-in-kind (c)	2,120,000	2,056,400
Sonic Automotive, Inc. 8.625% 8/15/13	1,705,000	1,696,475
The Bon-Ton Department Stores, Inc. 10.25% 3/15/14	3,150,000	2,905,875
Toys 'R' Us Property Co. I LLC 10.75% 7/15/17 (d)	830,000	900,550
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17 (d)	2,505,000	2,530,050
Toys 'R' Us, Inc.:
7.375% 10/15/18	995,000	910,425
7.625% 8/1/11	3,840,000	3,888,000
		20,882,963
Technology - 4.4%
Advanced Micro Devices, Inc. 8.125% 12/15/17 (d)	2,585,000	2,572,075
Amkor Technology, Inc.:
7.75% 5/15/13	3,060,000	3,113,550
9.25% 6/1/16	2,180,000	2,305,350
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (c)(d)	1,826,000	1,691,922
Ceridian Corp. 11.25% 11/15/15	2,673,000	2,552,715
First Data Corp. 10.55% 9/24/15 pay-in-kind (c)	4,505,000	3,864,145
Freescale Semiconductor, Inc.:
9.875% 12/15/14 pay-in-kind (e)	2,088,266	1,833,157
10.125% 12/15/16	2,600,000	2,132,000
Jabil Circuit, Inc.:
7.75% 7/15/16	2,385,000	2,504,250
8.25% 3/15/18	690,000	738,300
Lucent Technologies, Inc.:
6.45% 3/15/29	4,675,000	3,348,469
6.5% 1/15/28	4,915,000	3,495,794
NXP BV:
7.875% 10/15/14	1,005,000	919,575
9.5% 10/15/15	2,935,000	2,524,100
Seagate Technology HDD Holdings 6.8% 10/1/16	2,485,000	2,385,600
Seagate Technology International 10% 5/1/14 (d)	670,000	740,350
Terremark Worldwide, Inc. 12% 6/15/17 (d)	3,460,000	3,840,600
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - continued
Viasystems, Inc. 12% 1/15/15 (d)	$ 1,625,000	$ 1,738,750
Xerox Capital Trust I 8% 2/1/27	9,405,000	9,310,950
		51,611,652
Telecommunications - 14.0%
Cincinnati Bell, Inc.:
8.25% 10/15/17	2,580,000	2,612,250
8.375% 1/15/14	4,605,000	4,697,100
Citizens Communications Co.:
7.875% 1/15/27	940,000	846,000
9% 8/15/31	2,685,000	2,638,013
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	4,440,000	4,489,950
Clearwire Escrow Corp. 12% 12/1/15 (d)	5,005,000	5,061,306
Cleveland Unlimited, Inc. 12.5% 12/15/10 (d)(e)	1,275,000	1,236,750
Cricket Communications, Inc.:
7.75% 5/15/16	2,915,000	2,915,000
9.375% 11/1/14	1,020,000	1,025,100
10% 7/15/15	2,590,000	2,641,800
Digicel Group Ltd.:
8.25% 9/1/17 (d)	3,145,000	3,042,788
8.875% 1/15/15 (d)	7,365,000	7,162,463
9.125% 1/15/15 pay-in-kind (d)(e)	3,357,000	3,302,449
12% 4/1/14 (d)	1,430,000	1,598,025
Frontier Communications Corp.:
8.125% 10/1/18	3,690,000	3,708,450
8.25% 5/1/14	1,945,000	2,027,663
Intelsat Bermuda Ltd. 12.5% 2/4/17 pay-in-kind (c)(d)	3,865,000	3,610,823
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16	6,125,000	6,569,063
11.5% 6/15/16	1,203,000	1,293,225
Intelsat Ltd.:
6.5% 11/1/13	10,705,000	10,009,175
7.625% 4/15/12	9,280,000	9,280,000
Intelsat Subsidiary Holding Co. Ltd.:
8.875% 1/15/15 (d)	585,000	602,550
8.875% 1/15/15	5,180,000	5,335,400
MetroPCS Wireless, Inc.:
9.25% 11/1/14	5,335,000	5,401,688
9.25% 11/1/14	1,755,000	1,770,356
Nextel Communications, Inc.:
5.95% 3/15/14	4,895,000	4,570,706
6.875% 10/31/13	3,945,000	3,826,650
7.375% 8/1/15	6,615,000	6,433,088
NII Capital Corp.:
8.875% 12/15/19 (d)	2,735,000	2,670,044

	Principal Amount	Value
10% 8/15/16 (d)	$ 2,495,000	$ 2,613,513
Orascom Telecom Finance SCA 7.875% 2/8/14 (d)	6,100,000	5,551,000
PAETEC Holding Corp.:
8.875% 6/30/17	1,000,000	1,017,500
9.5% 7/15/15	2,005,000	1,934,825
Qwest Communications International, Inc.:
7.5% 2/15/14	900,000	903,375
8% 10/1/15 (d)	3,590,000	3,688,725
Qwest Corp.:
3.5036% 6/15/13 (e)	4,530,000	4,360,125
7.5% 10/1/14	1,585,000	1,640,475
8.375% 5/1/16	2,615,000	2,798,050
Sprint Capital Corp.:
6.875% 11/15/28	4,075,000	3,387,344
7.625% 1/30/11	1,535,000	1,571,456
8.375% 3/15/12	650,000	672,750
Sprint Nextel Corp.:
6% 12/1/16	7,630,000	6,962,375
8.375% 8/15/17	3,200,000	3,248,000
U.S. West Communications:
6.875% 9/15/33	1,495,000	1,315,600
7.5% 6/15/23	1,135,000	1,058,388
Wind Acquisition Finance SA 11.75% 7/15/17 (d)	4,510,000	4,893,350
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(e)	4,825,000	4,700,589
		162,695,315
Textiles & Apparel - 0.5%
Hanesbrands, Inc. 3.8308% 12/15/14 (e)	2,760,000	2,622,000
Levi Strauss & Co.:
8.875% 4/1/16	1,295,000	1,359,750
9.75% 1/15/15	1,300,000	1,358,500
		5,340,250
Trucking & Freight - 0.2%
Swift Transportation Co., Inc. 12.5% 5/15/17 (d)	2,340,000	1,953,900
TOTAL NONCONVERTIBLE BONDS		1,031,007,465
TOTAL CORPORATE BONDS (Cost $994,154,045)		1,036,265,727
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0832% 4/25/21 (d)(e) (Cost $61,406)	95,911	74,552
Common Stocks - 0.1%
	Shares	Value
Banks and Thrifts - 0.0%
CIT Group, Inc. (a)	2	$ 55
Cable TV - 0.1%
Charter Communications, Inc. Class A (a)	23,060	818,630
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g)	48,889	357,379
TOTAL COMMON STOCKS (Cost $2,735,661)		1,176,064
Convertible Preferred Stocks - 0.2%

Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $2,507,572)	51,000	2,359,770
Floating Rate Loans - 6.9%
	Principal Amount
Air Transportation - 0.2%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5344% 4/30/14 (e)	$ 2,983,055	2,490,851
Automotive - 1.1%
Federal-Mogul Corp.:
Tranche B, term loan 2.1675% 12/27/14 (e)	3,683,492	3,103,342
Tranche C, term loan 2.1675% 12/27/15 (e)	2,478,690	2,051,116
Ford Motor Co. term loan 3.2871% 12/15/13 (e)	7,996,460	7,416,717
		12,571,175
Broadcasting - 0.3%
Univision Communications, Inc. Tranche 1LN, term loan 2.5006% 9/29/14 (e)	3,860,000	3,329,250
Cable TV - 0.4%
Charter Communications Operating LLC Tranche B 1LN, term loan 2.26% 3/6/14 (e)	5,049,029	4,720,842
Capital Goods - 0.4%
Dresser, Inc. Tranche 2LN, term loan 6.001% 5/4/15 pay-in-kind (e)	4,950,000	4,628,250
Chemicals - 0.5%
Chemtura Corp. term loan 10.5% 3/19/10 (e)	3,750,000	3,825,000
Gentek Holding LLC Tranche B, term loan 7% 10/29/14 (e)	1,700,000	1,700,000
		5,525,000
Diversified Financial Services - 0.3%
Blackstone UTP Capital LLC term loan 7.75% 11/2/14	3,985,000	3,945,150

	Principal Amount	Value
Electric Utilities - 1.0%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.2313% 3/30/12 (e)	$ 1,046,925	$ 952,702
term loan 3.2506% 3/30/14 (e)	7,809,062	7,106,247
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc.:
Tranche B1, term loan 3.7751% 10/10/14 (e)	960,089	784,873
Tranche B3, term loan 3.7349% 10/10/14 (e)	3,838,021	3,099,202
		11,943,024
Gaming - 0.5%
Harrah's Entertainment, Inc.:
Tranche B2, term loan 3.2822% 1/28/15 (e)	889,616	723,970
Tranche B3, term loan 3.2818% 1/28/15 (e)	1,062,635	862,116
Las Vegas Sands LLC:
term loan 2.01% 5/23/14 (e)	832,357	719,989
Tranche B, term loan 2.01% 5/23/14 (e)	4,045,715	3,499,543
		5,805,618
Healthcare - 0.3%
PTS Acquisition Corp. term loan 2.4809% 4/10/14 (e)	1,771,896	1,550,409
RehabCare Group, Inc. Tranche B, term loan 6% 11/24/15 (e)	1,660,000	1,647,550
		3,197,959
Publishing/Printing - 0.1%
Newsday LLC term loan 10.5% 8/1/13	925,000	987,438
Services - 0.2%
ServiceMaster Co.:
term loan 2.7443% 7/24/14 (e)	2,099,122	1,910,201
Tranche DD, term loan 2.74% 7/24/14 (e)	209,041	190,228
		2,100,429
Technology - 1.0%
First Data Corp.:
Tranche B1, term loan 2.9833% 9/24/14 (e)	905,369	808,042
Tranche B2, term loan 2.9988% 9/24/14 (e)	850,649	759,204
Tranche B3, term loan 2.9988% 9/24/14 (e)	2,840,471	2,535,120
Freescale Semiconductor, Inc. term loan 1.9853% 12/1/13 (e)	2,188,640	1,926,003
Floating Rate Loans - continued
	Principal Amount	Value
Technology - continued
Kronos, Inc.:
Tranche 1LN, term loan 2.2506% 6/11/14 (e)	$ 3,281,584	$ 3,019,057
Tranche 2LN, term loan 6.0006% 6/11/15 (e)	3,190,000	2,743,400
		11,790,826
Telecommunications - 0.3%
Asurion Corp. Tranche 2LN, term loan 6.7341% 7/3/15 (e)	2,560,000	2,483,200
Intelsat Jackson Holdings Ltd. term loan 3.2347% 2/1/14 (e)	830,000	751,150
		3,234,350
Textiles & Apparel - 0.3%
Levi Strauss & Co. term loan 2.4819% 4/4/14 (e)	4,545,000	4,090,500
TOTAL FLOATING RATE LOANS (Cost $75,916,745)		80,360,662
Money Market Funds - 2.2%
	Shares
Fidelity Cash Central Fund, 0.16% (f) (Cost $25,097,516)	25,097,516	25,097,516
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $1,100,472,945)		1,145,334,291
NET OTHER ASSETS - 1.3%		15,130,221
NET ASSETS - 100%		$ 1,160,464,512
Legend
(a) Non-income producing
(b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $277,725,173 or 23.9% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $357,379 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 167,210
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,176,009	$ 818,630	$ -	$ 357,379
Financials	55	55	-	-
Utilities	2,359,770	-	2,359,770	-
Corporate Bonds	1,036,265,727	-	1,036,265,727	-
Commercial Mortgage Securities	74,552	-	-	74,552
Floating Rate Loans	80,360,662	-	80,360,662	-
Money Market Funds	25,097,516	25,097,516	-	-
Total Investments in Securities:	$ 1,145,334,291	$ 25,916,201	$ 1,118,986,159	$ 431,931
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 10,627,459
Total Realized Gain (Loss)	(4,138,724)
Total Unrealized Gain (Loss)	2,888,148
Cost of Purchases	14,335
Proceeds of Sales	(6,936,065)
Amortization/Accretion	(2,816)
Transfers in/out of Level 3	(2,020,406)
Ending Balance	$ 431,931
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ 65,280

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.1%
Bermuda	6.4%
Canada	3.4%
Luxembourg	1.3%
Liberia	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	2.8%
100.0%
Income Tax Information

At December 31, 2009, the fund had a capital loss carryforward of approximately $238,711,832 of which $88,480,642, $70,783,139 and $79,448,051 will expire on December 31, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,075,375,429)	$ 1,120,236,775
Fidelity Central Funds (cost $25,097,516)	25,097,516
Total Investments (cost $1,100,472,945)		$ 1,145,334,291
Cash		1,401,780
Receivable for investments sold		3,984,825
Receivable for fund shares sold		277,769
Interest receivable		20,822,444
Distributions receivable from Fidelity Central Funds		6,693
Prepaid expenses		5,081
Other receivables		286,080
Total assets		1,172,118,963

Liabilities
Payable for investments purchased	$ 9,121,330
Payable for fund shares redeemed	1,716,055
Accrued management fee	541,849
Distribution fees payable	50,306
Other affiliated payables	102,050
Other payables and accrued expenses	122,861
Total liabilities		11,654,451

Net Assets		$ 1,160,464,512
Net Assets consist of:
Paid in capital		$ 1,347,213,165
Undistributed net investment income		8,082,942
Accumulated undistributed net realized gain (loss) on investments		(239,682,079)
Net unrealized appreciation (depreciation) on investments		44,850,484
Net Assets		$ 1,160,464,512

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($608,801,886 ÷ 115,116,980 shares)	$ 5.29

Service Class: Net Asset Value, offering price and redemption price per share ($103,510,911 ÷ 19,666,092 shares)	$ 5.26

Service Class 2: Net Asset Value, offering price and redemption price per share ($181,376,617 ÷ 35,007,005 shares)	$ 5.18

Initial Class R: Net Asset Value, offering price and redemption price per share ($34,080,191 ÷ 6,464,411 shares)	$ 5.27

Service Class R: Net Asset Value, offering price and redemption price per share ($47,872,804 ÷ 9,125,658 shares)	$ 5.25

Service Class 2R: Net Asset Value, offering price and redemption price per share ($2,016,215 ÷ 389,704 shares)	$ 5.17

Investor Class: Net Asset Value, offering price and redemption price per share ($182,805,888 ÷ 34,661,328 shares)	$ 5.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 317,125
Interest		95,067,079
Income from Fidelity Central Funds		167,210
Total income		95,551,414

Expenses
Management fee	$ 5,581,891
Transfer agent fees	740,817
Distribution fees	481,051
Accounting fees and expenses	352,763
Custodian fees and expenses	24,288
Independent trustees' compensation	6,979
Audit	75,921
Legal	53,756
Interest	143
Miscellaneous	88,506
Total expenses before reductions	7,406,115
Expense reductions	(1,220)	7,404,895
Net investment income		88,146,519
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(80,957,504)
Change in net unrealized appreciation (depreciation) on investment securities		340,753,509
Net gain (loss)		259,796,005
Net increase (decrease) in net assets resulting from operations		$ 347,942,524

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 88,146,519	$ 85,185,644
Net realized gain (loss)	(80,957,504)	(72,607,286)
Change in net unrealized appreciation (depreciation)	340,753,509	(265,350,744)
Net increase (decrease) in net assets resulting from operations	347,942,524	(252,772,386)
Distributions to shareholders from net investment income	(82,969,090)	(81,088,207)
Share transactions - net increase (decrease)	122,868,111	(59,062,712)
Redemption fees	89,023	147,113
Total increase (decrease) in net assets	387,930,568	(392,776,192)

Net Assets
Beginning of period	772,533,944	1,165,310,136
End of period (including undistributed net investment income of $8,082,942 and undistributed net investment income of $3,850,639, respectively)	$ 1,160,464,512	$ 772,533,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.96	$ 5.98	$ 6.35	$ 6.17	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.438	.475	.485	.476	.457
Net realized and unrealized gain (loss)	1.298	(1.990)	(.311)	.216	(.281)
Total from investment operations	1.736	(1.515)	.174	.692	.176
Distributions from net investment income	(.406)	(.506)	(.545)	(.512)	(1.006)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.29	$ 3.96	$ 5.98	$ 6.35	$ 6.17
Total Return A,B	43.96%	(24.98)%	2.79%	11.24%	2.70%
Ratios to Average Net Assets D,F
Expenses before reductions	.70%	.71%	.68%	.71%	.70%
Expenses net of fee waivers, if any	.70%	.71%	.68%	.71%	.70%
Expenses net of all reductions	.70%	.70%	.68%	.71%	.70%
Net investment income (loss)	9.02%	8.48%	7.47%	7.40%	6.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 608,802	$ 451,824	$ 726,409	$ 922,565	$ 1,080,002
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.95	$ 5.95	$ 6.32	$ 6.14	$ 6.97
Income from Investment Operations
Net investment income (loss) C	.429	.469	.477	.467	.448
Net realized and unrealized gain (loss)	1.281	(1.971)	(.312)	.218	(.283)
Total from investment operations	1.710	(1.502)	.165	.685	.165
Distributions from net investment income	(.400)	(.499)	(.536)	(.505)	(.995)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.26	$ 3.95	$ 5.95	$ 6.32	$ 6.14
Total Return A,B	43.41%	(24.87)%	2.66%	11.18%	2.52%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.80%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.78%	.81%	.80%
Expenses net of all reductions	.80%	.80%	.78%	.81%	.80%
Net investment income (loss)	8.92%	8.39%	7.37%	7.30%	6.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,511	$ 95,461	$ 180,837	$ 277,546	$ 319,380
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.89	$ 5.88	$ 6.25	$ 6.08	$ 6.91
Income from Investment Operations
Net investment income C	.422	.450	.461	.453	.433
Net realized and unrealized gain (loss)	1.264	(1.949)	(.305)	.216	(.284)
Total from investment operations	1.686	(1.499)	.156	.669	.149
Distributions from net investment income	(.396)	(.492)	(.527)	(.499)	(.979)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.18	$ 3.89	$ 5.88	$ 6.25	$ 6.08
Total Return A,B	43.46%	(25.14)%	2.54%	11.02%	2.31%
Ratios to Average Net Assets D,F
Expenses before reductions	.95%	.96%	.93%	.97%	.95%
Expenses net of fee waivers, if any	.95%	.96%	.93%	.97%	.95%
Expenses net of all reductions	.95%	.96%	.93%	.97%	.95%
Net investment income	8.77%	8.23%	7.22%	7.14%	6.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 181,377	$ 87,077	$ 97,266	$ 110,503	$ 86,757
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.95	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Income from Investment Operations
Net investment income C	.440	.471	.479	.475	.455
Net realized and unrealized gain (loss)	1.286	(1.975)	(.313)	.218	(.288)
Total from investment operations	1.726	(1.504)	.166	.693	.167
Distributions from net investment income	(.406)	(.507)	(.547)	(.513)	(1.007)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.27	$ 3.95	$ 5.96	$ 6.34	$ 6.16
Total Return A,B	43.82%	(24.88)%	2.65%	11.27%	2.55%
Ratios to Average Net Assets D,F
Expenses before reductions	.70%	.70%	.68%	.71%	.70%
Expenses net of fee waivers, if any	.70%	.70%	.68%	.71%	.70%
Expenses net of all reductions	.69%	.70%	.67%	.71%	.70%
Net investment income	9.02%	8.49%	7.47%	7.39%	6.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,080	$ 19,801	$ 19,401	$ 93	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.94	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Income from Investment Operations
Net investment income C	.431	.467	.471	.467	.447
Net realized and unrealized gain (loss)	1.280	(1.959)	(.318)	.219	(.282)
Total from investment operations	1.711	(1.492)	.153	.686	.165
Distributions from net investment income	(.401)	(.499)	(.544)	(.506)	(.995)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.25	$ 3.94	$ 5.93	$ 6.32	$ 6.14
Total Return A,B	43.56%	(24.79)%	2.45%	11.19%	2.53%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.80%	.78%	.81%	.80%
Expenses net of fee waivers, if any	.80%	.80%	.78%	.81%	.80%
Expenses net of all reductions	.80%	.80%	.77%	.81%	.80%
Net investment income	8.92%	8.39%	7.37%	7.30%	6.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,873	$ 26,572	$ 33,129	$ 92	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 3.89	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Income from Investment Operations
Net investment income (loss) C	.416	.451	.453	.453	.433
Net realized and unrealized gain (loss)	1.257	(1.940)	(.294)	.214	(.282)
Total from investment operations	1.673	(1.489)	.159	.667	.151
Distributions from net investment income	(.393)	(.492)	(.540)	(.497)	(.981)
Redemption fees added to paid in capital C	- G	.001	.001	-	-
Net asset value, end of period	$ 5.17	$ 3.89	$ 5.87	$ 6.25	$ 6.08
Total Return A, B	43.13%	(24.99)%	2.59%	10.99%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.95%	.93%	.96%	.94%
Expenses net of fee waivers, if any	.95%	.95%	.93%	.96%	.94%
Expenses net of all reductions	.94%	.95%	.92%	.96%	.94%
Net investment income (loss)	8.77%	8.24%	7.23%	7.14%	6.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,016	$ 1,487	$ 2,347	$ 92	$ 83
Portfolio turnover rate E	70%	58%	70%	65%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 3.96	$ 5.96	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income (loss) E	.441	.473	.477	.471	.193
Net realized and unrealized gain (loss)	1.274	(1.971)	(.317)	.220	(.089)
Total from investment operations	1.715	(1.498)	.160	.691	.104
Distributions from net investment income	(.405)	(.503)	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	- J	.001	.001	-	-
Net asset value, end of period	$ 5.27	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	43.43%	(24.76)%	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.73%	.74%	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.73%	.74%	.75%	.80%	.82% A
Expenses net of all reductions	.73%	.74%	.75%	.79%	.82% A
Net investment income (loss)	8.99%	8.45%	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,806	$ 90,312	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	70%	58%	70%	65%	95%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 19, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and types as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Dealers who make markets in below investment grade securities, such as asset backed securities, collateralized mortgage obligations

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

and commercial mortgage securities also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 80,143,769
Gross unrealized depreciation	(28,169,451)
Net unrealized appreciation (depreciation)	$ 51,974,318

Tax Cost	$ 1,093,359,973

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (238,711,832)
Net unrealized appreciation (depreciation)	$ 51,963,456

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 82,969,090	$ 81,088,207

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2 R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $813,026,181 and $655,055,303, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 101,466
Service Class 2	333,765
Service Class R	40,981
Service Class 2R	4,839
$ 481,051

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 387,263
Service Class	69,698
Service Class 2	94,620
Initial Class R	19,063
Service Class R	27,074
Service Class 2R	1,280
Investor Class	141,819
$ 740,817

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,930,000.40%		$ 143

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,587 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,220.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 43,747,787	$ 50,331,327
Service Class	7,425,935	10,708,124
Service Class 2	12,835,833	8,200,191
Initial Class R	2,441,349	1,730,548
Service Class R	3,419,501	2,155,413
Service Class 2R	146,215	164,231
Investor Class	12,952,470	7,798,373
Total	$ 82,969,090	$ 81,088,207

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	20,216,701	11,325,778	$ 94,993,807	$ 59,074,348
Reinvestment of distributions	8,357,240	13,210,472	43,747,787	50,331,327
Shares redeemed	(27,414,117)	(32,087,810)	(129,625,734)	(177,673,130)
Net increase (decrease)	1,159,824	(7,551,560)	$ 9,115,860	$ (68,267,455)
Service Class
Shares sold	2,777,781	2,103,601	$ 12,897,331	$ 11,552,669
Reinvestment of distributions	1,427,657	2,825,363	7,425,935	10,708,124
Shares redeemed	(8,725,159)	(11,133,341)	(41,193,317)	(61,774,491)
Net increase (decrease)	(4,519,721)	(6,204,377)	$ (20,870,051)	$ (39,513,698)
Service Class 2
Shares sold	24,366,893	12,628,566	$ 112,451,939	$ 64,623,990
Reinvestment of distributions	2,502,443	2,192,564	12,835,833	8,200,191
Shares redeemed	(14,230,958)	(9,001,486)	(64,857,511)	(50,214,701)
Net increase (decrease)	12,638,378	5,819,644	$ 60,430,261	$ 22,609,480
Initial Class R
Shares sold	4,004,167	4,746,248	$ 17,798,935	$ 24,537,038
Reinvestment of distributions	468,040	455,407	2,441,349	1,730,548
Shares redeemed	(3,016,877)	(3,446,209)	(13,725,409)	(19,445,436)
Net increase (decrease)	1,455,330	1,755,446	$ 6,514,875	$ 6,822,150
Service Class R
Shares sold	7,453,151	7,564,400	$ 33,119,246	$ 39,304,602
Reinvestment of distributions	659,445	570,215	3,419,501	2,155,413
Shares redeemed	(5,739,021)	(6,965,405)	(26,100,257)	(39,209,237)
Net increase (decrease)	2,373,575	1,169,210	$ 10,438,490	$ 2,250,778
Service Class 2R
Shares sold	190,944	116,810	$ 835,730	$ 631,648
Reinvestment of distributions	28,591	44,030	146,215	164,231
Shares redeemed	(212,466)	(178,258)	(995,434)	(993,749)
Net increase (decrease)	7,069	(17,418)	$ (13,489)	$ (197,870)
Investor Class
Shares sold	20,189,376	17,613,879	$ 92,880,106	$ 91,879,844
Reinvestment of distributions	2,482,010	2,051,733	12,952,470	7,798,373
Shares redeemed	(10,842,692)	(14,594,721)	(48,580,411)	(82,444,314)
Net increase (decrease)	11,828,694	5,070,891	$ 57,252,165	$ 17,233,903

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 24% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, and Investor Class ranked below its competitive median for 2008, the total expenses of each of Service Class and Service Class R ranked equal to its competitive median for 2008, and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0210
1.811842.105

Fidelity® Variable Insurance Products:
Overseas Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class	26.53%	3.25%	-0.29%
VIP Overseas - Service Class A	26.44%	3.14%	-0.39%
VIP Overseas - Service Class 2 B	26.22%	2.98%	-0.52%

A Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the 12 months ending December 31, 2009, the fund underperformed the MSCI EAFE index, largely because it was too defensive at the market bottom and too invested in quality names when the market turned upward in March. (For specific portfolio results, please refer to the performance section of this report.) Stockpicking in financials hurt a lot, and my choices within industrials and energy also detracted. Security selection in technology offset some of these relative losses. Individual detractors from performance included four Japanese financials: Promise, a consumer lender that missed its earnings estimates; Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group, two banks that lacked positive catalysts; and Nomura Holdings, a diversified financial company that raised capital on terms injurious to shareholders. The position in Promise was sold by period end. The fund's ownership of UniCredit, an Italian bank, was poorly timed, and an overweighting in Swiss food giant Nestlé also hurt. On the other hand, Signet Jewelers, a Bermuda-registered mass-market retailer, contributed to fund performance, as did Belgian and U.S. beer maker Anheuser-Busch InBev. Hong Kong Exchanges & Clearing also helped. The fund benefited as well from not owning German automaker and index component Volkswagen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.87%
Actual		$ 1,000.00	$ 1,227.00	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Service Class	.97%
Actual		$ 1,000.00	$ 1,225.90	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Service Class 2	1.12%
Actual		$ 1,000.00	$ 1,224.70	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Initial Class R	.87%
Actual		$ 1,000.00	$ 1,226.60	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Service Class R	.97%
Actual		$ 1,000.00	$ 1,226.40	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Service Class 2R	1.12%
Actual		$ 1,000.00	$ 1,225.20	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Investor Class R	.96%
Actual		$ 1,000.00	$ 1,225.80	$ 5.39
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2009
United Kingdom	19.6%
Japan	17.2%
France	12.0%
Germany	10.8%
Switzerland	5.9%
Australia	4.7%
Spain	3.6%
Hong Kong	2.9%
Italy	2.7%
Other	20.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2009
United Kingdom	23.0%
Japan	17.5%
France	11.3%
Germany	10.0%
Switzerland	7.1%
Hong Kong	3.4%
Australia	3.3%
Spain	3.2%
United States of America	3.1%
Other	18.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.9
Short-Term Investments and Net Other Assets	0.4	0.1
Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.6	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	2.0
Total SA (France, Oil, Gas & Consumable Fuels)	1.7	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.6	1.9
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.4	1.2
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.3	0.0
E.ON AG (Germany, Electric Utilities)	1.3	1.3
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.4
	16.3
Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	28.0
Consumer Discretionary	16.6	11.0
Materials	11.3	8.7
Industrials	9.9	7.4
Energy	8.0	8.7
Information Technology	8.2	7.4
Health Care	5.9	6.9
Consumer Staples	5.2	11.6
Telecommunication Services	5.3	6.7
Utilities	2.6	3.5

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 4.7%
AMP Ltd.	1,348,842	$ 8,202,514
Aristocrat Leisure Ltd.	1,524,596	5,505,263
Australia & New Zealand Banking Group Ltd.	200,176	4,114,009
BHP Billiton Ltd.	338,994	12,972,204
Commonwealth Bank of Australia	309,710	15,259,106
National Australia Bank Ltd.	394,279	9,704,015
Newcrest Mining Ltd.	120,084	3,810,886
Rio Tinto Ltd.	120,780	8,124,864
SEEK Ltd.	593,800	3,680,328
Wesfarmers Ltd.	93,194	2,617,659
Westfield Group unit	945,730	10,652,755
TOTAL AUSTRALIA		84,643,603
Austria - 0.5%
Wienerberger AG (a)(c)	479,120	8,766,213
Bailiwick of Jersey - 0.8%
Informa PLC	1,288,973	6,666,156
WPP PLC	779,322	7,626,489
TOTAL BAILIWICK OF JERSEY		14,292,645
Belgium - 1.5%
Anheuser-Busch InBev SA NV	420,093	21,888,905
Fortis (a)	420,100	1,577,567
Hamon & Compagnie International SA	73,974	2,901,794
TOTAL BELGIUM		26,368,266
Bermuda - 0.4%
Huabao International Holdings Ltd.	2,642,000	2,840,863
Signet Jewelers Ltd. (United Kingdom) (a)	197,365	5,278,977
TOTAL BERMUDA		8,119,840
Brazil - 0.7%
TIM Participacoes SA sponsored ADR (non-vtg.)	160,500	4,768,455
Vivo Participacoes SA sponsored ADR	246,200	7,632,200
TOTAL BRAZIL		12,400,655
Canada - 0.6%
Open Text Corp. (a)	59,700	2,426,866
Suncor Energy, Inc.	232,400	8,230,718
TOTAL CANADA		10,657,584
Cayman Islands - 1.3%
Anta Sports Products Ltd.	2,100,000	3,096,752
BaWang International (Group) Holding Ltd.	7,271,000	5,034,736
Bosideng International Holdings Ltd.	26,702,000	5,951,203
China Dongxiang Group Co. Ltd.	3,995,000	3,082,370
Hengdeli Holdings Ltd.	17,914,000	6,763,871
TOTAL CAYMAN ISLANDS		23,928,932
China - 1.6%
Baidu.com, Inc. sponsored ADR (a)	17,400	7,155,402

	Shares	Value
BYD Co. Ltd. (H Shares) (a)	417,000	$ 3,655,183
China Merchants Bank Co. Ltd. (H Shares)	1,963,650	5,109,026
Home Inns & Hotels Management, Inc. sponsored ADR (a)	65,710	2,322,849
Li Ning Co. Ltd.	768,000	2,912,001
Parkson Retail Group Ltd.	1,296,500	2,281,379
Tencent Holdings Ltd.	244,800	5,294,261
TOTAL CHINA		28,730,101
Denmark - 1.4%
Danske Bank AS (a)	96,100	2,181,549
Novo Nordisk AS:
Series B	119,642	7,641,547
Series B sponsored ADR	151,900	9,698,815
Vestas Wind Systems AS (a)	52,200	3,183,386
William Demant Holding AS (a)	37,700	2,846,693
TOTAL DENMARK		25,551,990
France - 12.0%
Accor SA	130,202	7,129,941
Alstom SA	80,193	5,632,496
AXA SA	209,420	4,910,455
AXA SA sponsored ADR	158,600	3,755,648
BNP Paribas SA	208,799	16,710,024
CNP Assurances	19,045	1,847,529
Compagnie de St. Gobain	234,927	12,804,207
Credit Agricole SA	251,600	4,452,111
Danone	264,112	16,194,706
Essilor International SA	70,800	4,231,814
Iliad Group SA	28,200	3,371,914
Ingenico SA	141,620	3,438,645
Ipsos SA	113,100	3,426,219
Laurent-Perrier Group	21,000	1,623,792
LVMH Moet Hennessy - Louis Vuitton	211,699	23,755,322
Michelin CGDE Series B	86,156	6,608,838
Remy Cointreau SA	55,496	2,828,847
Sanofi-Aventis sponsored ADR	416,400	16,352,028
Schneider Electric SA	92,273	10,803,354
Societe Generale Series A	180,737	12,665,917
Total SA:
Series B	286,700	18,390,328
sponsored ADR	194,700	12,468,588
Unibail-Rodamco	32,205	7,086,537
Vallourec SA	26,321	4,787,557
Veolia Environnement	133,597	4,422,983
Wendel	84,800	5,196,088
TOTAL FRANCE		214,895,888
Germany - 10.6%
Aixtron AG	203,400	6,843,144
Allianz AG (Reg.)	77,600	9,661,200
BASF AG	117,800	7,329,458
Bayer AG	134,710	10,792,310
Common Stocks - continued
	Shares	Value
Germany - continued
Bayerische Motoren Werke AG (BMW)	241,660	$ 11,001,927
Daimler AG	93,800	4,999,540
Daimler AG (Reg.)	130,200	6,939,660
Deutsche Bank AG (c)	119,346	8,462,825
Deutsche Bank AG (NY Shares)	33,900	2,403,849
Deutsche Boerse AG	191,620	15,911,301
Deutsche Lufthansa AG (Reg.)	248,900	4,186,968
Deutsche Post AG	273,501	5,280,156
Deutsche Postbank AG (a)	60,800	1,991,574
Deutsche Telekom AG (Reg.)	132,049	1,941,120
E.ON AG	551,573	23,081,747
HeidelbergCement AG	191,786	13,242,532
Linde AG	74,315	8,954,041
Metro AG	269,000	16,394,297
Munich Re Group (Reg.)	27,109	4,217,548
Puma AG	15,683	5,205,403
SAP AG	154,842	7,248,154
SAP AG sponsored ADR (c)	79,000	3,697,990
SGL Carbon AG (a)	72,100	2,141,856
Siemens AG (Reg.)	87,749	8,046,583
TOTAL GERMANY		189,975,183
Hong Kong - 2.9%
Cathay Pacific Airways Ltd. (a)	4,003,000	7,433,626
China Unicom (Hong Kong) Ltd. sponsored ADR	340,600	4,465,266
Hang Lung Properties Ltd.	1,939,000	7,601,267
Hang Seng Bank Ltd.	131,600	1,936,022
Hong Kong Exchanges and Clearing Ltd.	644,100	11,459,640
Hutchison Whampoa Ltd.	1,328,000	9,085,639
Swire Pacific Ltd. (A Shares)	750,000	9,069,674
Tingyi (Cayman Island) Holding Corp.	682,000	1,687,543
TOTAL HONG KONG		52,738,677
Indonesia - 0.2%
PT Telkomunikasi Indonesia Tbk Series B	4,106,500	4,117,400
Ireland - 1.1%
CRH PLC	432,989	11,839,874
Kingspan Group PLC (United Kingdom) (a)	398,800	3,388,541
Paddy Power PLC (Ireland)	146,800	5,201,614
TOTAL IRELAND		20,430,029
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	71,200	4,000,016
Italy - 2.7%
Bulgari SpA	550,500	4,535,650
ENI SpA	260,871	6,634,487
ENI SpA sponsored ADR (c)	43,100	2,181,291
Intesa Sanpaolo SpA	3,187,500	14,374,661
Mediaset SpA	567,600	4,660,287

	Shares	Value
Tod's SpA	43,100	$ 3,200,592
UniCredit SpA	2,558,038	8,578,739
Unione di Banche Italiane SCPA	246,904	3,548,940
TOTAL ITALY		47,714,647
Japan - 17.2%
Asahi Glass Co. Ltd.	234,000	2,226,901
Canon, Inc.	218,000	9,277,870
Canon, Inc. sponsored ADR	124,900	5,285,768
Citizen Holdings Co. Ltd.	776,600	4,489,991
Denso Corp.	334,800	10,121,563
East Japan Railway Co.	68,200	4,317,832
Fanuc Ltd.	49,400	4,606,405
Fuji Media Holdings, Inc.	1,132	1,569,236
Honda Motor Co. Ltd.	407,000	13,815,655
Hoya Corp.	131,100	3,499,770
Japan Retail Fund Investment Corp.	1,205	5,421,803
JFE Holdings, Inc.	123,900	4,899,992
JSR Corp.	121,600	2,475,977
JTEKT Corp.	434,100	5,585,975
Keyence Corp.	30,200	6,270,848
Kirin Holdings Co. Ltd.	426,000	6,835,061
Konica Minolta Holdings, Inc.	114,000	1,175,363
Mazda Motor Corp. (a)	3,229,000	7,428,439
Mitsubishi Corp.	150,800	3,758,031
Mitsubishi Electric Corp.	1,084,000	8,056,555
Mitsubishi Estate Co. Ltd.	537,000	8,577,817
Mitsubishi UFJ Financial Group, Inc.	3,112,600	15,339,412
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	710,800	3,497,136
Mitsui & Co. Ltd.	393,600	5,586,353
Mitsui Sumitomo Insurance Group Holdings, Inc.	141,900	3,626,048
Mizuho Financial Group, Inc.	1,836,800	3,304,718
Murata Manufacturing Co. Ltd.	98,100	4,898,264
Nippon Telegraph & Telephone Corp.	87,200	3,446,333
Nomura Holdings, Inc.	1,325,200	9,859,845
NSK Ltd.	480,000	3,523,936
Omron Corp.	564,700	10,160,929
ORIX Corp.	110,910	7,554,876
Rakuten, Inc.	10,484	7,985,643
Ricoh Co. Ltd.	616,000	8,830,787
Sharp Corp.	473,000	5,976,071
Shin-Etsu Chemical Co., Ltd.	121,400	6,857,357
SMC Corp.	66,100	7,551,076
SOFTBANK CORP.	85,600	2,007,668
Sony Corp.	98,600	2,867,862
Sony Corp. sponsored ADR	34,500	1,000,500
Sumitomo Corp.	611,100	6,225,684
Sumitomo Metal Industries Ltd.	2,621,000	7,048,760
Sumitomo Mitsui Financial Group, Inc.	394,700	11,331,541
T&D Holdings, Inc.	186,650	3,840,375
Tokio Marine Holdings, Inc.	128,400	3,505,628
Tokyo Electron Ltd.	68,900	4,424,694
Common Stocks - continued
	Shares	Value
Japan - continued
Toshiba Corp.	1,203,000	$ 6,678,554
Toyota Motor Corp.	541,100	22,824,324
Toyota Motor Corp. sponsored ADR	63,600	5,352,576
Yahoo! Japan Corp.	12,647	3,804,388
TOTAL JAPAN		308,608,190
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	8,594	5,888,650
Luxembourg - 0.7%
ArcelorMittal SA (NY Shares) Class A (c)	266,600	12,196,950
Netherlands - 2.2%
Aegon NV (a)	308,300	2,003,855
ASML Holding NV (NY Shares)	146,200	4,983,958
ING Groep NV (Certificaten Van Aandelen) unit (a)	574,784	5,528,059
Koninklijke KPN NV	362,401	6,142,964
Koninklijke Philips Electronics NV	359,400	10,609,549
Randstad Holdings NV (a)	116,500	5,820,874
Royal DSM NV	72,462	3,574,888
TOTAL NETHERLANDS		38,664,147
Norway - 1.3%
Aker Solutions ASA	437,400	5,693,947
DnB NOR ASA (a)	413,200	4,473,520
Petroleum Geo-Services ASA (a)	374,300	4,294,542
Sevan Marine ASA (a)	431,000	755,521
StatoilHydro ASA	203,600	5,086,531
StatoilHydro ASA sponsored ADR	109,200	2,720,172
TOTAL NORWAY		23,024,233
Papua New Guinea - 0.3%
Lihir Gold Ltd.	2,003,574	5,903,050
Singapore - 0.5%
CapitaCommercial Trust (REIT)	4,340,000	3,613,835
United Overseas Bank Ltd.	390,000	5,467,938
TOTAL SINGAPORE		9,081,773
South Africa - 1.0%
Aspen Pharmacare Holdings Ltd. (a)	640,300	6,359,795
Impala Platinum Holdings Ltd.	246,800	6,760,855
MTN Group Ltd.	295,100	4,695,316
TOTAL SOUTH AFRICA		17,815,966
Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA	404,189	7,356,596
Banco Santander SA	1,164,703	19,220,831
EDP Renovaveis SA (a)	492,400	4,673,782
Iberdrola SA	663,400	6,334,877
NH Hoteles SA (a)	1,319,200	7,025,714
Telefonica SA	655,538	18,323,575
Telefonica SA sponsored ADR	25,900	2,163,168
TOTAL SPAIN		65,098,543

	Shares	Value
Sweden - 1.0%
Elekta AB (B Shares)	477,700	$ 11,410,829
Nordea Bank AB	188,800	1,922,628
Svenska Handelsbanken AB (A Shares)	98,900	2,821,096
Swedbank AB (A Shares)	181,632	1,801,427
TOTAL SWEDEN		17,955,980
Switzerland - 5.9%
ABB Ltd. sponsored ADR (c)	138,200	2,639,620
Adecco SA (Reg.)	93,720	5,163,674
Compagnie Financiere Richemont SA Series A	362,264	12,150,687
Credit Suisse Group sponsored ADR	117,600	5,781,216
Credit Suisse Group (Reg.)	71,082	3,518,098
Nestle SA (Reg.)	169,550	8,220,011
Panalpina Welttransport Holding AG	18,695	1,188,016
Roche Holding AG (participation certificate)	196,664	33,389,861
Swiss Reinsurance Co. (Reg.)	40,826	1,967,865
The Swatch Group AG (Bearer)	49,060	12,408,918
UBS AG:
(For. Reg.) (a)	447,317	6,958,993
(NY Shares) (a)	300,443	4,659,871
Zurich Financial Services AG (Reg.)	32,844	7,184,476
TOTAL SWITZERLAND		105,231,306
Taiwan - 0.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	874,000	4,139,137
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	376,267	4,304,494
TOTAL TAIWAN		8,443,631
United Kingdom - 19.6%
Aberdeen Asset Management PLC	359,922	779,462
AMEC PLC	202,752	2,595,207
Anglo American PLC:
ADR (a)	404,400	8,767,392
(United Kingdom) (a)	287,380	12,591,217
Aviva PLC	431,600	2,775,473
Barclays PLC	1,612,200	7,108,278
Barclays PLC Sponsored ADR	390,500	6,872,800
BG Group PLC	615,172	11,155,039
BHP Billiton PLC	766,229	24,704,903
BP PLC	2,534,906	24,491,915
BP PLC sponsored ADR	79,600	4,614,412
British Land Co. PLC	1,162,323	9,016,744
Cairn Energy PLC (a)	1,169,990	6,289,065
Carphone Warehouse Group PLC	878,391	2,666,031
Centrica PLC	2,184,600	9,924,633
Debenhams PLC	2,924,200	3,681,512
Great Portland Estates PLC	805,600	3,737,957
Hays PLC	1,754,300	2,951,456
Hikma Pharmaceuticals PLC	223,300	1,840,520
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC:
(United Kingdom) (Reg.)	915,380	$ 10,449,119
sponsored ADR	629,832	35,957,099
InterContinental Hotel Group PLC	443,064	6,394,397
ITV PLC	6,089,400	5,151,964
Johnson Matthey PLC	254,570	6,298,891
Kesa Electricals PLC	4,752,600	11,459,924
Land Securities Group PLC	373,700	4,137,093
Legal & General Group PLC	948,319	1,235,296
Lloyds TSB Group PLC	1,749,544	1,433,273
Man Group PLC	1,810,904	9,028,846
Prudential PLC	658,006	6,805,993
Rio Tinto PLC:
(Reg.)	186,315	10,066,335
sponsored ADR	69,500	14,969,605
Royal Bank of Scotland Group PLC (a)	1,668,800	787,533
Royal Dutch Shell PLC:
Class A (United Kingdom)	547,000	16,637,521
Class A sponsored ADR	97,000	5,830,670
Class B	236,000	6,877,128
Standard Chartered PLC (United Kingdom)	290,623	7,397,623
Sthree PLC	229,400	1,092,585
Vedanta Resources PLC	69,300	2,924,299
Vodafone Group PLC	12,843,498	29,759,355
William Hill PLC	1,690,331	5,073,005
Xstrata PLC (a)	344,400	6,239,509
TOTAL UNITED KINGDOM		352,571,079
United States of America - 2.1%
Apple, Inc. (a)	17,100	3,605,706
Deckers Outdoor Corp. (a)	86,900	8,839,468
Estee Lauder Companies, Inc. Class A	146,300	7,075,068

	Shares	Value
Google, Inc. Class A (a)	21,600	$ 13,391,568
Philip Morris International, Inc.	86,700	4,178,073
TOTAL UNITED STATES OF AMERICA		37,089,883
TOTAL COMMON STOCKS (Cost $1,556,023,492)		1,784,905,050
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG (Cost $2,563,634)	292,300	3,372,879
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.16% (d)	6,880,664	6,880,664
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	26,777,975	26,777,975
TOTAL MONEY MARKET FUNDS (Cost $33,658,639)		33,658,639
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,592,245,765)		1,821,936,568
NET OTHER ASSETS - (1.5)%		(26,985,556)
NET ASSETS - 100%		$ 1,794,951,012
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,060
Fidelity Securities Lending Cash Central Fund	1,657,246
Total	$ 1,698,306
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 352,571,079	$ 263,818,949	$ 88,752,130	$ -
Japan	308,608,190	15,135,980	293,472,210	-
France	214,895,888	191,595,105	23,300,783	-
Germany	193,348,062	151,048,520	42,299,542	-
Switzerland	105,231,306	94,754,215	10,477,091	-
Australia	84,643,603	71,671,399	12,972,204	-
Spain	65,098,543	20,197,541	44,901,002	-
Hong Kong	52,738,677	4,465,266	48,273,411	-
Italy	47,714,647	41,080,160	6,634,487	-
Other	363,427,934	293,642,192	69,785,742	-
Money Market Funds	33,658,639	33,658,639	-	-
Total Investments in Securities:	$ 1,821,936,568	$ 1,181,067,966	$ 640,868,602	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 37,656,594
Total Realized Gain (Loss)	(20,215,322)
Total Unrealized Gain (Loss)	2,806,090
Cost of Purchases	29,255,436
Proceeds of Sales	(27,102,374)
Amortization/Accretion	-
Transfers in/out of Level 3	(22,400,424)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $523,704,930 of which $243,257,460 and $280,447,470 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $25,792,543) - See accompanying schedule: Unaffiliated issuers (cost $1,558,587,126)	$ 1,788,277,929
Fidelity Central Funds (cost $33,658,639)	33,658,639
Total Investments (cost $1,592,245,765)		$ 1,821,936,568
Receivable for investments sold		618,530
Receivable for fund shares sold		982,015
Dividends receivable		2,491,959
Distributions receivable from Fidelity Central Funds		14,545
Prepaid expenses		7,976
Other receivables		489,983
Total assets		1,826,541,576

Liabilities
Payable to custodian bank	$ 36,388
Payable for investments purchased	815,162
Payable for fund shares redeemed	1,760,655
Accrued management fee	1,058,938
Distribution fees payable	128,026
Other affiliated payables	175,679
Other payables and accrued expenses	837,741
Collateral on securities loaned, at value	26,777,975
Total liabilities		31,590,564

Net Assets		$ 1,794,951,012
Net Assets consist of:
Paid in capital		$ 2,114,356,908
Distributions in excess of net investment income		(45,440)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(549,062,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		229,702,395
Net Assets		$ 1,794,951,012

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($758,018,432 ÷ 50,362,360 shares)	$ 15.05

Service Class: Net Asset Value, offering price and redemption price per share ($171,252,211 ÷ 11,424,611 shares)	$ 14.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($457,971,192 ÷ 30,692,005 shares)	$ 14.92

Initial Class R: Net Asset Value, offering price and redemption price per share ($128,688,597 ÷ 8,570,296 shares)	$ 15.02

Service Class R: Net Asset Value, offering price and redemption price per share ($66,014,049 ÷ 4,411,023 shares)	$ 14.97

Service Class 2R: Net Asset Value, offering price and redemption price per share ($64,200,140 ÷ 4,337,624 shares)	$ 14.80

Investor Class R: Net Asset Value, offering price and redemption price per share ($148,806,391 ÷ 9,910,844 shares)	$ 15.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 50,526,806
Interest		3,332
Income from Fidelity Central Funds		1,698,306
		52,228,444
Less foreign taxes withheld		(4,134,060)
Total income		48,094,384

Expenses
Management fee	$ 11,353,371
Transfer agent fees	1,411,837
Distribution fees	1,362,137
Accounting and security lending fees	728,364
Custodian fees and expenses	288,018
Independent trustees' compensation	11,405
Appreciation in deferred trustee compensation account	119
Audit	97,262
Legal	49,612
Interest	5,062
Miscellaneous	150,606
Total expenses before reductions	15,457,793
Expense reductions	(575,901)	14,881,892
Net investment income (loss)		33,212,492
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(285,481,723)
Capital gain distributions from Fidelity Central Funds	5,710
Foreign currency transactions	(423,404)
Total net realized gain (loss)		(285,899,417)
Change in net unrealized appreciation (depreciation) on: Investment securities	627,364,536
Assets and liabilities in foreign currencies	70,859
Total change in net unrealized appreciation (depreciation)		627,435,395
Net gain (loss)		341,535,978
Net increase (decrease) in net assets resulting from operations		$ 374,748,470

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,212,492	$ 62,527,697
Net realized gain (loss)	(285,899,417)	(249,321,918)
Change in net unrealized appreciation (depreciation)	627,435,395	(1,217,207,504)
Net increase (decrease) in net assets resulting from operations	374,748,470	(1,404,001,725)
Distributions to shareholders from net investment income	(32,759,678)	(61,798,099)
Distributions to shareholders from net realized gain	(5,176,451)	(348,490,470)
Total distributions	(37,936,129)	(410,288,569)
Share transactions - net increase (decrease)	(176,347,409)	(178,683,659)
Redemption fees	22,016	67,067
Total increase (decrease) in net assets	160,486,948	(1,992,906,886)

Net Assets
Beginning of period	1,634,464,064	3,627,370,950
End of period (including distributions in excess of net investment income of $45,440 and undistributed net investment income of $34,945, respectively)	$ 1,794,951,012	$ 1,634,464,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 25.33	$ 23.96	$ 20.60	$ 17.51
Income from Investment Operations
Net investment income (loss) C	.28	.46	.45	.38	.20
Net realized and unrealized gain (loss)	2.93	(10.67)	3.42	3.30	3.10
Total from investment operations	3.21	(10.21)	3.87	3.68	3.30
Distributions from net investment income	(.29)	(.49)	(.84)	(.19)	(.12)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.33)	(2.95)	(2.50)	(.32)	(.21)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 12.17	$ 25.33	$ 23.96	$ 20.60
Total Return A, B	26.53%	(43.83)%	17.41%	18.09%	19.06%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.87%	.85%	.88%	.89%
Expenses net of fee waivers, if any	.88%	.87%	.85%	.88%	.89%
Expenses net of all reductions	.84%	.84%	.82%	.81%	.82%
Net investment income (loss)	2.17%	2.45%	1.85%	1.76%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 758,018	$ 703,357	$ 1,702,235	$ 1,624,901	$ 1,549,179
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 25.23	$ 23.86	$ 20.52	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.26	.44	.43	.36	.18
Net realized and unrealized gain (loss)	2.93	(10.61)	3.39	3.28	3.09
Total from investment operations	3.19	(10.17)	3.82	3.64	3.27
Distributions from net investment income	(.28)	(.48)	(.79)	(.17)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.32)	(2.94)	(2.45)	(.30)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.99	$ 12.12	$ 25.23	$ 23.86	$ 20.52
Total Return A, B	26.44%	(43.89)%	17.25%	17.95%	18.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.97%	.95%	.98%	.99%
Expenses net of fee waivers, if any	.98%	.97%	.95%	.98%	.99%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.92%
Net investment income (loss)	2.07%	2.35%	1.75%	1.66%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,252	$ 165,608	$ 366,777	$ 362,060	$ 329,759
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 25.12	$ 23.75	$ 20.43	$ 17.39
Income from Investment Operations
Net investment income (loss) C	.24	.40	.39	.33	.14
Net realized and unrealized gain (loss)	2.91	(10.54)	3.37	3.27	3.08
Total from investment operations	3.15	(10.14)	3.76	3.60	3.22
Distributions from net investment income	(.26)	(.45)	(.73)	(.15)	(.09)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.30)	(2.91)	(2.39)	(.28)	(.18)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.92	$ 12.07	$ 25.12	$ 23.75	$ 20.43
Total Return A, B	26.22%	(43.96)%	17.05%	17.83%	18.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.12%	1.10%	1.13%	1.14%
Expenses net of fee waivers, if any	1.12%	1.12%	1.10%	1.13%	1.14%
Expenses net of all reductions	1.09%	1.09%	1.07%	1.06%	1.07%
Net investment income (loss)	1.93%	2.21%	1.60%	1.51%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,971	$ 414,492	$ 821,943	$ 703,421	$ 502,801
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 25.28	$ 23.92	$ 20.57	$ 17.49
Income from Investment Operations
Net investment income (loss) C	.28	.46	.45	.38	.19
Net realized and unrealized gain (loss)	2.93	(10.65)	3.41	3.29	3.10
Total from investment operations	3.21	(10.19)	3.86	3.67	3.29
Distributions from net investment income	(.29)	(.49)	(.84)	(.19)	(.12)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.33)	(2.95)	(2.50)	(.32)	(.21)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.02	$ 12.14	$ 25.28	$ 23.92	$ 20.57
Total Return A, B	26.60%	(43.84)%	17.40%	18.08%	19.05%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.87%	.85%	.88%	.89%
Expenses net of fee waivers, if any	.88%	.87%	.85%	.88%	.89%
Expenses net of all reductions	.84%	.84%	.82%	.81%	.82%
Net investment income (loss)	2.17%	2.46%	1.85%	1.76%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,689	$ 118,749	$ 275,678	$ 240,693	$ 184,245
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.10	$ 25.19	$ 23.83	$ 20.50	$ 17.43
Income from Investment Operations
Net investment income (loss) C	.27	.43	.43	.36	.17
Net realized and unrealized gain (loss)	2.92	(10.58)	3.38	3.27	3.09
Total from investment operations	3.19	(10.15)	3.81	3.63	3.26
Distributions from net investment income	(.28)	(.48)	(.79)	(.17)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.32)	(2.94)	(2.45)	(.30)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.97	$ 12.10	$ 25.19	$ 23.83	$ 20.50
Total Return A. B	26.49%	(43.88)%	17.23%	17.95%	18.92%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.96%	.94%	.98%	.99%
Expenses net of fee waivers, if any	.97%	.96%	.94%	.98%	.99%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.92%
Net investment income (loss)	2.08%	2.36%	1.75%	1.66%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,014	$ 61,825	$ 135,038	$ 133,934	$ 115,449
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 24.95	$ 23.61	$ 20.32	$ 17.30
Income from Investment Operations
Net investment income (loss) C	.25	.40	.39	.32	.14
Net realized and unrealized gain (loss)	2.87	(10.46)	3.35	3.26	3.07
Total from investment operations	3.12	(10.06)	3.74	3.58	3.21
Distributions from net investment income	(.26)	(.45)	(.74)	(.16)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.30)	(2.91)	(2.40)	(.29)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.80	$ 11.98	$ 24.95	$ 23.61	$ 20.32
Total Return A, B	26.20%	(43.94)%	17.06%	17.81%	18.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.11%	1.09%	1.13%	1.14%
Expenses net of fee waivers, if any	1.12%	1.11%	1.09%	1.13%	1.14%
Expenses net of all reductions	1.09%	1.09%	1.07%	1.06%	1.07%
Net investment income (loss)	1.93%	2.21%	1.60%	1.51%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,200	$ 46,323	$ 95,871	$ 68,729	$ 49,373
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 25.27	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.27	.43	.42	.36	.02
Net realized and unrealized gain (loss)	2.92	(10.62)	3.41	3.29	2.88
Total from investment operations	3.19	(10.19)	3.83	3.65	2.90
Distributions from net investment income	(.28)	(.48)	(.81)	(.20)	-
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	-
Total distributions	(.32)	(2.94)	(2.47)	(.33)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Total Return B, C, D	26.42%	(43.89)%	17.25%	17.94%	16.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.97%	.96%	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.97%	.96%	.96%	1.01%	1.07% A
Expenses net of all reductions	.94%	.93%	.94%	.93%	1.00% A
Net investment income (loss)	2.08%	2.36%	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,806	$ 124,111	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	78%	77%	62%	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 363,115,495
Gross unrealized depreciation	(158,782,613)
Net unrealized appreciation (depreciation)	$ 204,332,882

Tax Cost	$ 1,617,603,686

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (523,704,930)
Net unrealized appreciation (depreciation)	$ 204,344,474

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 37,936,129	$ 129,796,240
Long-term Capital Gains	-	280,492,329
Total	$ 37,936,129	$ 410,288,569

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares, and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,235,794,737 and $1,388,794,451, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 157,863
Service Class 2	1,015,748
Service Class R	59,353
Service Class 2 R	129,173
$ 1,362,137

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 556,149
Service Class	127,850
Service Class 2	324,897
Initial Class R	91,962
Service Class R	46,147
Service Class 2R	39,780
Investor Class R	225,052
$ 1,411,837

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,696 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,924,943.45%		$ 4,550

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,212 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,657,246.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,933,500. The weighted average interest rate was .77%. The interest expense amounted to $512 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $575,901 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 14,372,278	$ 27,449,630
Service Class	3,138,360	6,285,159
Service Class 2	7,783,553	14,726,472
Initial Class R	2,454,887	4,651,583
Service Class R	1,206,143	2,342,494
Service Class 2R	1,088,142	1,653,621
Investor Class R	2,716,315	4,689,140
Total	$ 32,759,678	$ 61,798,099
From net realized gain
Initial Class	$ 2,196,333	$ 163,022,999
Service Class	510,078	34,891,161
Service Class 2	1,322,412	79,417,694
Initial Class R	370,967	26,045,726
Service Class R	192,822	12,931,868
Service Class 2R	169,786	9,495,528
Investor Class R	414,053	22,685,494
Total	$ 5,176,451	$ 348,490,470

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	5,347,946	5,742,422	$ 70,803,136	$ 105,330,600
Reinvestment of distributions	1,154,164	10,416,592	16,568,611	190,472,629
Shares redeemed	(13,947,134)	(25,565,528)	(175,327,331)	(491,629,057)
Net increase (decrease)	(7,445,024)	(9,406,514)	$ (87,955,584)	$ (195,825,828)
Service Class
Shares sold	959,799	1,370,007	$ 12,824,467	$ 23,974,828
Reinvestment of distributions	255,575	2,274,580	3,648,438	41,176,320
Shares redeemed	(3,455,536)	(4,518,541)	(43,871,038)	(82,046,840)
Net increase (decrease)	(2,240,162)	(873,954)	$ (27,398,133)	$ (16,895,692)
Service Class 2
Shares sold	2,952,474	5,449,407	$ 36,740,955	$ 97,500,340
Reinvestment of distributions	640,998	5,238,634	9,105,965	94,144,166
Shares redeemed	(7,248,281)	(9,062,599)	(89,623,254)	(161,377,161)
Net increase (decrease)	(3,654,809)	1,625,442	$ (43,776,334)	$ 30,267,345
Initial Class R
Shares sold	612,315	600,161	$ 8,157,631	$ 11,570,605
Reinvestment of distributions	197,166	1,690,588	2,825,854	30,697,309
Shares redeemed	(2,020,970)	(3,415,687)	(24,694,123)	(60,745,148)
Net increase (decrease)	(1,211,489)	(1,124,938)	$ (13,710,638)	$ (18,477,234)
Service Class R
Shares sold	305,936	517,294	$ 4,003,822	$ 9,780,288
Reinvestment of distributions	98,069	845,462	1,398,965	15,274,362
Shares redeemed	(1,102,231)	(1,613,463)	(13,550,063)	(28,583,442)
Net increase (decrease)	(698,226)	(250,707)	$ (8,147,276)	$ (3,528,792)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Service Class 2R
Shares sold	1,006,368	716,923	$ 12,396,135	$ 13,560,422
Reinvestment of distributions	88,897	621,801	1,257,928	11,149,149
Shares redeemed	(625,865)	(1,313,080)	(7,643,458)	(23,348,326)
Net increase (decrease)	469,400	25,644	$ 6,010,605	$ 1,361,245
Investor Class R
Shares sold	1,131,791	1,767,383	$ 15,649,216	$ 32,933,570
Reinvestment of distributions	218,381	1,527,774	3,130,368	27,374,634
Shares redeemed	(1,661,407)	(2,169,278)	(20,149,633)	(35,892,907)
Net increase (decrease)	(311,235)	1,125,879	$ (1,370,049)	$ 24,415,297

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and three otherwise unaffiliated shareholders were the owners of record of 46% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	2/13/2009	$.017	$.000
Initial Class	12/18/2009	$.331	$.015
Service Class	2/13/2009	$.017	$.000
Service Class	12/18/2009	$.317	$.015
Service Class 2	2/13/2009	$.017	$.000
Service Class 2	12/18/2009	$.298	$.015

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2008 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0210
1.540205.112

Fidelity® Variable Insurance Products:
Overseas Portfolio - Class R

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class R A	26.60%	3.25%	-0.29%
VIP Overseas - Service Class R B	26.49%	3.14%	-0.39%
VIP Overseas - Service Class 2R C	26.20%	2.99%	-0.52%
VIP Overseas - Investor Class R D	26.42%	3.14%	-0.34%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 24, 2002 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Initial Class R took place on April 24, 2002. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the 12 months ending December 31, 2009, the fund underperformed the MSCI EAFE index, largely because it was too defensive at the market bottom and too invested in quality names when the market turned upward in March. (For specific portfolio results, please refer to the performance section of this report.) Stockpicking in financials hurt a lot, and my choices within industrials and energy also detracted. Security selection in technology offset some of these relative losses. Individual detractors from performance included four Japanese financials: Promise, a consumer lender that missed its earnings estimates; Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group, two banks that lacked positive catalysts; and Nomura Holdings, a diversified financial company that raised capital on terms injurious to shareholders. The position in Promise was sold by period end. The fund's ownership of UniCredit, an Italian bank, was poorly timed, and an overweighting in Swiss food giant Nestlé also hurt. On the other hand, Signet Jewelers, a Bermuda-registered mass-market retailer, contributed to fund performance, as did Belgian and U.S. beer maker Anheuser-Busch InBev. Hong Kong Exchanges & Clearing also helped. The fund benefited as well from not owning German automaker and index component Volkswagen.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.87%
Actual		$ 1,000.00	$ 1,227.00	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Service Class	.97%
Actual		$ 1,000.00	$ 1,225.90	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Service Class 2	1.12%
Actual		$ 1,000.00	$ 1,224.70	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Initial Class R	.87%
Actual		$ 1,000.00	$ 1,226.60	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Service Class R	.97%
Actual		$ 1,000.00	$ 1,226.40	$ 5.44
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Service Class 2R	1.12%
Actual		$ 1,000.00	$ 1,225.20	$ 6.28
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Investor Class R	.96%
Actual		$ 1,000.00	$ 1,225.80	$ 5.39
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2009
United Kingdom	19.6%
Japan	17.2%
France	12.0%
Germany	10.8%
Switzerland	5.9%
Australia	4.7%
Spain	3.6%
Hong Kong	2.9%
Italy	2.7%
Other	20.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2009
United Kingdom	23.0%
Japan	17.5%
France	11.3%
Germany	10.0%
Switzerland	7.1%
Hong Kong	3.4%
Australia	3.3%
Spain	3.2%
United States of America	3.1%
Other	18.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.9
Short-Term Investments and Net Other Assets	0.4	0.1
Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (United Kingdom, Commercial Banks)	2.6	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	1.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	2.0
Total SA (France, Oil, Gas & Consumable Fuels)	1.7	1.9
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.6	1.9
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.4	1.2
LVMH Moet Hennessy - Louis Vuitton (France, Textiles, Apparel & Luxury Goods)	1.3	0.0
E.ON AG (Germany, Electric Utilities)	1.3	1.3
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.4
	16.3
Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	28.0
Consumer Discretionary	16.6	11.0
Materials	11.3	8.7
Industrials	9.9	7.4
Energy	8.0	8.7
Information Technology	8.2	7.4
Health Care	5.9	6.9
Consumer Staples	5.2	11.6
Telecommunication Services	5.3	6.7
Utilities	2.6	3.5

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 4.7%
AMP Ltd.	1,348,842	$ 8,202,514
Aristocrat Leisure Ltd.	1,524,596	5,505,263
Australia & New Zealand Banking Group Ltd.	200,176	4,114,009
BHP Billiton Ltd.	338,994	12,972,204
Commonwealth Bank of Australia	309,710	15,259,106
National Australia Bank Ltd.	394,279	9,704,015
Newcrest Mining Ltd.	120,084	3,810,886
Rio Tinto Ltd.	120,780	8,124,864
SEEK Ltd.	593,800	3,680,328
Wesfarmers Ltd.	93,194	2,617,659
Westfield Group unit	945,730	10,652,755
TOTAL AUSTRALIA		84,643,603
Austria - 0.5%
Wienerberger AG (a)(c)	479,120	8,766,213
Bailiwick of Jersey - 0.8%
Informa PLC	1,288,973	6,666,156
WPP PLC	779,322	7,626,489
TOTAL BAILIWICK OF JERSEY		14,292,645
Belgium - 1.5%
Anheuser-Busch InBev SA NV	420,093	21,888,905
Fortis (a)	420,100	1,577,567
Hamon & Compagnie International SA	73,974	2,901,794
TOTAL BELGIUM		26,368,266
Bermuda - 0.4%
Huabao International Holdings Ltd.	2,642,000	2,840,863
Signet Jewelers Ltd. (United Kingdom) (a)	197,365	5,278,977
TOTAL BERMUDA		8,119,840
Brazil - 0.7%
TIM Participacoes SA sponsored ADR (non-vtg.)	160,500	4,768,455
Vivo Participacoes SA sponsored ADR	246,200	7,632,200
TOTAL BRAZIL		12,400,655
Canada - 0.6%
Open Text Corp. (a)	59,700	2,426,866
Suncor Energy, Inc.	232,400	8,230,718
TOTAL CANADA		10,657,584
Cayman Islands - 1.3%
Anta Sports Products Ltd.	2,100,000	3,096,752
BaWang International (Group) Holding Ltd.	7,271,000	5,034,736
Bosideng International Holdings Ltd.	26,702,000	5,951,203
China Dongxiang Group Co. Ltd.	3,995,000	3,082,370
Hengdeli Holdings Ltd.	17,914,000	6,763,871
TOTAL CAYMAN ISLANDS		23,928,932
China - 1.6%
Baidu.com, Inc. sponsored ADR (a)	17,400	7,155,402

	Shares	Value
BYD Co. Ltd. (H Shares) (a)	417,000	$ 3,655,183
China Merchants Bank Co. Ltd. (H Shares)	1,963,650	5,109,026
Home Inns & Hotels Management, Inc. sponsored ADR (a)	65,710	2,322,849
Li Ning Co. Ltd.	768,000	2,912,001
Parkson Retail Group Ltd.	1,296,500	2,281,379
Tencent Holdings Ltd.	244,800	5,294,261
TOTAL CHINA		28,730,101
Denmark - 1.4%
Danske Bank AS (a)	96,100	2,181,549
Novo Nordisk AS:
Series B	119,642	7,641,547
Series B sponsored ADR	151,900	9,698,815
Vestas Wind Systems AS (a)	52,200	3,183,386
William Demant Holding AS (a)	37,700	2,846,693
TOTAL DENMARK		25,551,990
France - 12.0%
Accor SA	130,202	7,129,941
Alstom SA	80,193	5,632,496
AXA SA	209,420	4,910,455
AXA SA sponsored ADR	158,600	3,755,648
BNP Paribas SA	208,799	16,710,024
CNP Assurances	19,045	1,847,529
Compagnie de St. Gobain	234,927	12,804,207
Credit Agricole SA	251,600	4,452,111
Danone	264,112	16,194,706
Essilor International SA	70,800	4,231,814
Iliad Group SA	28,200	3,371,914
Ingenico SA	141,620	3,438,645
Ipsos SA	113,100	3,426,219
Laurent-Perrier Group	21,000	1,623,792
LVMH Moet Hennessy - Louis Vuitton	211,699	23,755,322
Michelin CGDE Series B	86,156	6,608,838
Remy Cointreau SA	55,496	2,828,847
Sanofi-Aventis sponsored ADR	416,400	16,352,028
Schneider Electric SA	92,273	10,803,354
Societe Generale Series A	180,737	12,665,917
Total SA:
Series B	286,700	18,390,328
sponsored ADR	194,700	12,468,588
Unibail-Rodamco	32,205	7,086,537
Vallourec SA	26,321	4,787,557
Veolia Environnement	133,597	4,422,983
Wendel	84,800	5,196,088
TOTAL FRANCE		214,895,888
Germany - 10.6%
Aixtron AG	203,400	6,843,144
Allianz AG (Reg.)	77,600	9,661,200
BASF AG	117,800	7,329,458
Bayer AG	134,710	10,792,310
Common Stocks - continued
	Shares	Value
Germany - continued
Bayerische Motoren Werke AG (BMW)	241,660	$ 11,001,927
Daimler AG	93,800	4,999,540
Daimler AG (Reg.)	130,200	6,939,660
Deutsche Bank AG (c)	119,346	8,462,825
Deutsche Bank AG (NY Shares)	33,900	2,403,849
Deutsche Boerse AG	191,620	15,911,301
Deutsche Lufthansa AG (Reg.)	248,900	4,186,968
Deutsche Post AG	273,501	5,280,156
Deutsche Postbank AG (a)	60,800	1,991,574
Deutsche Telekom AG (Reg.)	132,049	1,941,120
E.ON AG	551,573	23,081,747
HeidelbergCement AG	191,786	13,242,532
Linde AG	74,315	8,954,041
Metro AG	269,000	16,394,297
Munich Re Group (Reg.)	27,109	4,217,548
Puma AG	15,683	5,205,403
SAP AG	154,842	7,248,154
SAP AG sponsored ADR (c)	79,000	3,697,990
SGL Carbon AG (a)	72,100	2,141,856
Siemens AG (Reg.)	87,749	8,046,583
TOTAL GERMANY		189,975,183
Hong Kong - 2.9%
Cathay Pacific Airways Ltd. (a)	4,003,000	7,433,626
China Unicom (Hong Kong) Ltd. sponsored ADR	340,600	4,465,266
Hang Lung Properties Ltd.	1,939,000	7,601,267
Hang Seng Bank Ltd.	131,600	1,936,022
Hong Kong Exchanges and Clearing Ltd.	644,100	11,459,640
Hutchison Whampoa Ltd.	1,328,000	9,085,639
Swire Pacific Ltd. (A Shares)	750,000	9,069,674
Tingyi (Cayman Island) Holding Corp.	682,000	1,687,543
TOTAL HONG KONG		52,738,677
Indonesia - 0.2%
PT Telkomunikasi Indonesia Tbk Series B	4,106,500	4,117,400
Ireland - 1.1%
CRH PLC	432,989	11,839,874
Kingspan Group PLC (United Kingdom) (a)	398,800	3,388,541
Paddy Power PLC (Ireland)	146,800	5,201,614
TOTAL IRELAND		20,430,029
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	71,200	4,000,016
Italy - 2.7%
Bulgari SpA	550,500	4,535,650
ENI SpA	260,871	6,634,487
ENI SpA sponsored ADR (c)	43,100	2,181,291
Intesa Sanpaolo SpA	3,187,500	14,374,661
Mediaset SpA	567,600	4,660,287

	Shares	Value
Tod's SpA	43,100	$ 3,200,592
UniCredit SpA	2,558,038	8,578,739
Unione di Banche Italiane SCPA	246,904	3,548,940
TOTAL ITALY		47,714,647
Japan - 17.2%
Asahi Glass Co. Ltd.	234,000	2,226,901
Canon, Inc.	218,000	9,277,870
Canon, Inc. sponsored ADR	124,900	5,285,768
Citizen Holdings Co. Ltd.	776,600	4,489,991
Denso Corp.	334,800	10,121,563
East Japan Railway Co.	68,200	4,317,832
Fanuc Ltd.	49,400	4,606,405
Fuji Media Holdings, Inc.	1,132	1,569,236
Honda Motor Co. Ltd.	407,000	13,815,655
Hoya Corp.	131,100	3,499,770
Japan Retail Fund Investment Corp.	1,205	5,421,803
JFE Holdings, Inc.	123,900	4,899,992
JSR Corp.	121,600	2,475,977
JTEKT Corp.	434,100	5,585,975
Keyence Corp.	30,200	6,270,848
Kirin Holdings Co. Ltd.	426,000	6,835,061
Konica Minolta Holdings, Inc.	114,000	1,175,363
Mazda Motor Corp. (a)	3,229,000	7,428,439
Mitsubishi Corp.	150,800	3,758,031
Mitsubishi Electric Corp.	1,084,000	8,056,555
Mitsubishi Estate Co. Ltd.	537,000	8,577,817
Mitsubishi UFJ Financial Group, Inc.	3,112,600	15,339,412
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	710,800	3,497,136
Mitsui & Co. Ltd.	393,600	5,586,353
Mitsui Sumitomo Insurance Group Holdings, Inc.	141,900	3,626,048
Mizuho Financial Group, Inc.	1,836,800	3,304,718
Murata Manufacturing Co. Ltd.	98,100	4,898,264
Nippon Telegraph & Telephone Corp.	87,200	3,446,333
Nomura Holdings, Inc.	1,325,200	9,859,845
NSK Ltd.	480,000	3,523,936
Omron Corp.	564,700	10,160,929
ORIX Corp.	110,910	7,554,876
Rakuten, Inc.	10,484	7,985,643
Ricoh Co. Ltd.	616,000	8,830,787
Sharp Corp.	473,000	5,976,071
Shin-Etsu Chemical Co., Ltd.	121,400	6,857,357
SMC Corp.	66,100	7,551,076
SOFTBANK CORP.	85,600	2,007,668
Sony Corp.	98,600	2,867,862
Sony Corp. sponsored ADR	34,500	1,000,500
Sumitomo Corp.	611,100	6,225,684
Sumitomo Metal Industries Ltd.	2,621,000	7,048,760
Sumitomo Mitsui Financial Group, Inc.	394,700	11,331,541
T&D Holdings, Inc.	186,650	3,840,375
Tokio Marine Holdings, Inc.	128,400	3,505,628
Tokyo Electron Ltd.	68,900	4,424,694
Common Stocks - continued
	Shares	Value
Japan - continued
Toshiba Corp.	1,203,000	$ 6,678,554
Toyota Motor Corp.	541,100	22,824,324
Toyota Motor Corp. sponsored ADR	63,600	5,352,576
Yahoo! Japan Corp.	12,647	3,804,388
TOTAL JAPAN		308,608,190
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	8,594	5,888,650
Luxembourg - 0.7%
ArcelorMittal SA (NY Shares) Class A (c)	266,600	12,196,950
Netherlands - 2.2%
Aegon NV (a)	308,300	2,003,855
ASML Holding NV (NY Shares)	146,200	4,983,958
ING Groep NV (Certificaten Van Aandelen) unit (a)	574,784	5,528,059
Koninklijke KPN NV	362,401	6,142,964
Koninklijke Philips Electronics NV	359,400	10,609,549
Randstad Holdings NV (a)	116,500	5,820,874
Royal DSM NV	72,462	3,574,888
TOTAL NETHERLANDS		38,664,147
Norway - 1.3%
Aker Solutions ASA	437,400	5,693,947
DnB NOR ASA (a)	413,200	4,473,520
Petroleum Geo-Services ASA (a)	374,300	4,294,542
Sevan Marine ASA (a)	431,000	755,521
StatoilHydro ASA	203,600	5,086,531
StatoilHydro ASA sponsored ADR	109,200	2,720,172
TOTAL NORWAY		23,024,233
Papua New Guinea - 0.3%
Lihir Gold Ltd.	2,003,574	5,903,050
Singapore - 0.5%
CapitaCommercial Trust (REIT)	4,340,000	3,613,835
United Overseas Bank Ltd.	390,000	5,467,938
TOTAL SINGAPORE		9,081,773
South Africa - 1.0%
Aspen Pharmacare Holdings Ltd. (a)	640,300	6,359,795
Impala Platinum Holdings Ltd.	246,800	6,760,855
MTN Group Ltd.	295,100	4,695,316
TOTAL SOUTH AFRICA		17,815,966
Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA	404,189	7,356,596
Banco Santander SA	1,164,703	19,220,831
EDP Renovaveis SA (a)	492,400	4,673,782
Iberdrola SA	663,400	6,334,877
NH Hoteles SA (a)	1,319,200	7,025,714
Telefonica SA	655,538	18,323,575
Telefonica SA sponsored ADR	25,900	2,163,168
TOTAL SPAIN		65,098,543

	Shares	Value
Sweden - 1.0%
Elekta AB (B Shares)	477,700	$ 11,410,829
Nordea Bank AB	188,800	1,922,628
Svenska Handelsbanken AB (A Shares)	98,900	2,821,096
Swedbank AB (A Shares)	181,632	1,801,427
TOTAL SWEDEN		17,955,980
Switzerland - 5.9%
ABB Ltd. sponsored ADR (c)	138,200	2,639,620
Adecco SA (Reg.)	93,720	5,163,674
Compagnie Financiere Richemont SA Series A	362,264	12,150,687
Credit Suisse Group sponsored ADR	117,600	5,781,216
Credit Suisse Group (Reg.)	71,082	3,518,098
Nestle SA (Reg.)	169,550	8,220,011
Panalpina Welttransport Holding AG	18,695	1,188,016
Roche Holding AG (participation certificate)	196,664	33,389,861
Swiss Reinsurance Co. (Reg.)	40,826	1,967,865
The Swatch Group AG (Bearer)	49,060	12,408,918
UBS AG:
(For. Reg.) (a)	447,317	6,958,993
(NY Shares) (a)	300,443	4,659,871
Zurich Financial Services AG (Reg.)	32,844	7,184,476
TOTAL SWITZERLAND		105,231,306
Taiwan - 0.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	874,000	4,139,137
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	376,267	4,304,494
TOTAL TAIWAN		8,443,631
United Kingdom - 19.6%
Aberdeen Asset Management PLC	359,922	779,462
AMEC PLC	202,752	2,595,207
Anglo American PLC:
ADR (a)	404,400	8,767,392
(United Kingdom) (a)	287,380	12,591,217
Aviva PLC	431,600	2,775,473
Barclays PLC	1,612,200	7,108,278
Barclays PLC Sponsored ADR	390,500	6,872,800
BG Group PLC	615,172	11,155,039
BHP Billiton PLC	766,229	24,704,903
BP PLC	2,534,906	24,491,915
BP PLC sponsored ADR	79,600	4,614,412
British Land Co. PLC	1,162,323	9,016,744
Cairn Energy PLC (a)	1,169,990	6,289,065
Carphone Warehouse Group PLC	878,391	2,666,031
Centrica PLC	2,184,600	9,924,633
Debenhams PLC	2,924,200	3,681,512
Great Portland Estates PLC	805,600	3,737,957
Hays PLC	1,754,300	2,951,456
Hikma Pharmaceuticals PLC	223,300	1,840,520
Common Stocks - continued
	Shares	Value
United Kingdom - continued
HSBC Holdings PLC:
(United Kingdom) (Reg.)	915,380	$ 10,449,119
sponsored ADR	629,832	35,957,099
InterContinental Hotel Group PLC	443,064	6,394,397
ITV PLC	6,089,400	5,151,964
Johnson Matthey PLC	254,570	6,298,891
Kesa Electricals PLC	4,752,600	11,459,924
Land Securities Group PLC	373,700	4,137,093
Legal & General Group PLC	948,319	1,235,296
Lloyds TSB Group PLC	1,749,544	1,433,273
Man Group PLC	1,810,904	9,028,846
Prudential PLC	658,006	6,805,993
Rio Tinto PLC:
(Reg.)	186,315	10,066,335
sponsored ADR	69,500	14,969,605
Royal Bank of Scotland Group PLC (a)	1,668,800	787,533
Royal Dutch Shell PLC:
Class A (United Kingdom)	547,000	16,637,521
Class A sponsored ADR	97,000	5,830,670
Class B	236,000	6,877,128
Standard Chartered PLC (United Kingdom)	290,623	7,397,623
Sthree PLC	229,400	1,092,585
Vedanta Resources PLC	69,300	2,924,299
Vodafone Group PLC	12,843,498	29,759,355
William Hill PLC	1,690,331	5,073,005
Xstrata PLC (a)	344,400	6,239,509
TOTAL UNITED KINGDOM		352,571,079
United States of America - 2.1%
Apple, Inc. (a)	17,100	3,605,706
Deckers Outdoor Corp. (a)	86,900	8,839,468
Estee Lauder Companies, Inc. Class A	146,300	7,075,068

	Shares	Value
Google, Inc. Class A (a)	21,600	$ 13,391,568
Philip Morris International, Inc.	86,700	4,178,073
TOTAL UNITED STATES OF AMERICA		37,089,883
TOTAL COMMON STOCKS (Cost $1,556,023,492)		1,784,905,050
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.2%
ProSiebenSat.1 Media AG (Cost $2,563,634)	292,300	3,372,879
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 0.16% (d)	6,880,664	6,880,664
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	26,777,975	26,777,975
TOTAL MONEY MARKET FUNDS (Cost $33,658,639)		33,658,639
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $1,592,245,765)		1,821,936,568
NET OTHER ASSETS - (1.5)%		(26,985,556)
NET ASSETS - 100%		$ 1,794,951,012
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 41,060
Fidelity Securities Lending Cash Central Fund	1,657,246
Total	$ 1,698,306
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 352,571,079	$ 263,818,949	$ 88,752,130	$ -
Japan	308,608,190	15,135,980	293,472,210	-
France	214,895,888	191,595,105	23,300,783	-
Germany	193,348,062	151,048,520	42,299,542	-
Switzerland	105,231,306	94,754,215	10,477,091	-
Australia	84,643,603	71,671,399	12,972,204	-
Spain	65,098,543	20,197,541	44,901,002	-
Hong Kong	52,738,677	4,465,266	48,273,411	-
Italy	47,714,647	41,080,160	6,634,487	-
Other	363,427,934	293,642,192	69,785,742	-
Money Market Funds	33,658,639	33,658,639	-	-
Total Investments in Securities:	$ 1,821,936,568	$ 1,181,067,966	$ 640,868,602	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 37,656,594
Total Realized Gain (Loss)	(20,215,322)
Total Unrealized Gain (Loss)	2,806,090
Cost of Purchases	29,255,436
Proceeds of Sales	(27,102,374)
Amortization/Accretion	-
Transfers in/out of Level 3	(22,400,424)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $523,704,930 of which $243,257,460 and $280,447,470 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $25,792,543) - See accompanying schedule: Unaffiliated issuers (cost $1,558,587,126)	$ 1,788,277,929
Fidelity Central Funds (cost $33,658,639)	33,658,639
Total Investments (cost $1,592,245,765)		$ 1,821,936,568
Receivable for investments sold		618,530
Receivable for fund shares sold		982,015
Dividends receivable		2,491,959
Distributions receivable from Fidelity Central Funds		14,545
Prepaid expenses		7,976
Other receivables		489,983
Total assets		1,826,541,576

Liabilities
Payable to custodian bank	$ 36,388
Payable for investments purchased	815,162
Payable for fund shares redeemed	1,760,655
Accrued management fee	1,058,938
Distribution fees payable	128,026
Other affiliated payables	175,679
Other payables and accrued expenses	837,741
Collateral on securities loaned, at value	26,777,975
Total liabilities		31,590,564

Net Assets		$ 1,794,951,012
Net Assets consist of:
Paid in capital		$ 2,114,356,908
Distributions in excess of net investment income		(45,440)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(549,062,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		229,702,395
Net Assets		$ 1,794,951,012

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($758,018,432 ÷ 50,362,360 shares)	$ 15.05

Service Class: Net Asset Value, offering price and redemption price per share ($171,252,211 ÷ 11,424,611 shares)	$ 14.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($457,971,192 ÷ 30,692,005 shares)	$ 14.92

Initial Class R: Net Asset Value, offering price and redemption price per share ($128,688,597 ÷ 8,570,296 shares)	$ 15.02

Service Class R: Net Asset Value, offering price and redemption price per share ($66,014,049 ÷ 4,411,023 shares)	$ 14.97

Service Class 2R: Net Asset Value, offering price and redemption price per share ($64,200,140 ÷ 4,337,624 shares)	$ 14.80

Investor Class R: Net Asset Value, offering price and redemption price per share ($148,806,391 ÷ 9,910,844 shares)	$ 15.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 50,526,806
Interest		3,332
Income from Fidelity Central Funds		1,698,306
		52,228,444
Less foreign taxes withheld		(4,134,060)
Total income		48,094,384

Expenses
Management fee	$ 11,353,371
Transfer agent fees	1,411,837
Distribution fees	1,362,137
Accounting and security lending fees	728,364
Custodian fees and expenses	288,018
Independent trustees' compensation	11,405
Appreciation in deferred trustee compensation account	119
Audit	97,262
Legal	49,612
Interest	5,062
Miscellaneous	150,606
Total expenses before reductions	15,457,793
Expense reductions	(575,901)	14,881,892
Net investment income (loss)		33,212,492
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(285,481,723)
Capital gain distributions from Fidelity Central Funds	5,710
Foreign currency transactions	(423,404)
Total net realized gain (loss)		(285,899,417)
Change in net unrealized appreciation (depreciation) on: Investment securities	627,364,536
Assets and liabilities in foreign currencies	70,859
Total change in net unrealized appreciation (depreciation)		627,435,395
Net gain (loss)		341,535,978
Net increase (decrease) in net assets resulting from operations		$ 374,748,470

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 33,212,492	$ 62,527,697
Net realized gain (loss)	(285,899,417)	(249,321,918)
Change in net unrealized appreciation (depreciation)	627,435,395	(1,217,207,504)
Net increase (decrease) in net assets resulting from operations	374,748,470	(1,404,001,725)
Distributions to shareholders from net investment income	(32,759,678)	(61,798,099)
Distributions to shareholders from net realized gain	(5,176,451)	(348,490,470)
Total distributions	(37,936,129)	(410,288,569)
Share transactions - net increase (decrease)	(176,347,409)	(178,683,659)
Redemption fees	22,016	67,067
Total increase (decrease) in net assets	160,486,948	(1,992,906,886)

Net Assets
Beginning of period	1,634,464,064	3,627,370,950
End of period (including distributions in excess of net investment income of $45,440 and undistributed net investment income of $34,945, respectively)	$ 1,794,951,012	$ 1,634,464,064

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.17	$ 25.33	$ 23.96	$ 20.60	$ 17.51
Income from Investment Operations
Net investment income (loss) C	.28	.46	.45	.38	.20
Net realized and unrealized gain (loss)	2.93	(10.67)	3.42	3.30	3.10
Total from investment operations	3.21	(10.21)	3.87	3.68	3.30
Distributions from net investment income	(.29)	(.49)	(.84)	(.19)	(.12)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.33)	(2.95)	(2.50)	(.32)	(.21)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.05	$ 12.17	$ 25.33	$ 23.96	$ 20.60
Total Return A, B	26.53%	(43.83)%	17.41%	18.09%	19.06%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.87%	.85%	.88%	.89%
Expenses net of fee waivers, if any	.88%	.87%	.85%	.88%	.89%
Expenses net of all reductions	.84%	.84%	.82%	.81%	.82%
Net investment income (loss)	2.17%	2.45%	1.85%	1.76%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 758,018	$ 703,357	$ 1,702,235	$ 1,624,901	$ 1,549,179
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 25.23	$ 23.86	$ 20.52	$ 17.44
Income from Investment Operations
Net investment income (loss) C	.26	.44	.43	.36	.18
Net realized and unrealized gain (loss)	2.93	(10.61)	3.39	3.28	3.09
Total from investment operations	3.19	(10.17)	3.82	3.64	3.27
Distributions from net investment income	(.28)	(.48)	(.79)	(.17)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.32)	(2.94)	(2.45)	(.30)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.99	$ 12.12	$ 25.23	$ 23.86	$ 20.52
Total Return A, B	26.44%	(43.89)%	17.25%	17.95%	18.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.97%	.95%	.98%	.99%
Expenses net of fee waivers, if any	.98%	.97%	.95%	.98%	.99%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.92%
Net investment income (loss)	2.07%	2.35%	1.75%	1.66%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,252	$ 165,608	$ 366,777	$ 362,060	$ 329,759
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 25.12	$ 23.75	$ 20.43	$ 17.39
Income from Investment Operations
Net investment income (loss) C	.24	.40	.39	.33	.14
Net realized and unrealized gain (loss)	2.91	(10.54)	3.37	3.27	3.08
Total from investment operations	3.15	(10.14)	3.76	3.60	3.22
Distributions from net investment income	(.26)	(.45)	(.73)	(.15)	(.09)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.30)	(2.91)	(2.39)	(.28)	(.18)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.92	$ 12.07	$ 25.12	$ 23.75	$ 20.43
Total Return A, B	26.22%	(43.96)%	17.05%	17.83%	18.72%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.12%	1.10%	1.13%	1.14%
Expenses net of fee waivers, if any	1.12%	1.12%	1.10%	1.13%	1.14%
Expenses net of all reductions	1.09%	1.09%	1.07%	1.06%	1.07%
Net investment income (loss)	1.93%	2.21%	1.60%	1.51%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 457,971	$ 414,492	$ 821,943	$ 703,421	$ 502,801
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 25.28	$ 23.92	$ 20.57	$ 17.49
Income from Investment Operations
Net investment income (loss) C	.28	.46	.45	.38	.19
Net realized and unrealized gain (loss)	2.93	(10.65)	3.41	3.29	3.10
Total from investment operations	3.21	(10.19)	3.86	3.67	3.29
Distributions from net investment income	(.29)	(.49)	(.84)	(.19)	(.12)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.33)	(2.95)	(2.50)	(.32)	(.21)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.02	$ 12.14	$ 25.28	$ 23.92	$ 20.57
Total Return A, B	26.60%	(43.84)%	17.40%	18.08%	19.05%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.87%	.85%	.88%	.89%
Expenses net of fee waivers, if any	.88%	.87%	.85%	.88%	.89%
Expenses net of all reductions	.84%	.84%	.82%	.81%	.82%
Net investment income (loss)	2.17%	2.46%	1.85%	1.76%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 128,689	$ 118,749	$ 275,678	$ 240,693	$ 184,245
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 12.10	$ 25.19	$ 23.83	$ 20.50	$ 17.43
Income from Investment Operations
Net investment income (loss) C	.27	.43	.43	.36	.17
Net realized and unrealized gain (loss)	2.92	(10.58)	3.38	3.27	3.09
Total from investment operations	3.19	(10.15)	3.81	3.63	3.26
Distributions from net investment income	(.28)	(.48)	(.79)	(.17)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.32)	(2.94)	(2.45)	(.30)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.97	$ 12.10	$ 25.19	$ 23.83	$ 20.50
Total Return A. B	26.49%	(43.88)%	17.23%	17.95%	18.92%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	.96%	.94%	.98%	.99%
Expenses net of fee waivers, if any	.97%	.96%	.94%	.98%	.99%
Expenses net of all reductions	.94%	.94%	.92%	.91%	.92%
Net investment income (loss)	2.08%	2.36%	1.75%	1.66%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,014	$ 61,825	$ 135,038	$ 133,934	$ 115,449
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.98	$ 24.95	$ 23.61	$ 20.32	$ 17.30
Income from Investment Operations
Net investment income (loss) C	.25	.40	.39	.32	.14
Net realized and unrealized gain (loss)	2.87	(10.46)	3.35	3.26	3.07
Total from investment operations	3.12	(10.06)	3.74	3.58	3.21
Distributions from net investment income	(.26)	(.45)	(.74)	(.16)	(.10)
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	(.09)
Total distributions	(.30)	(2.91)	(2.40)	(.29)	(.19)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.80	$ 11.98	$ 24.95	$ 23.61	$ 20.32
Total Return A, B	26.20%	(43.94)%	17.06%	17.81%	18.74%
Ratios to Average Net Assets D, F
Expenses before reductions	1.12%	1.11%	1.09%	1.13%	1.14%
Expenses net of fee waivers, if any	1.12%	1.11%	1.09%	1.13%	1.14%
Expenses net of all reductions	1.09%	1.09%	1.07%	1.06%	1.07%
Net investment income (loss)	1.93%	2.21%	1.60%	1.51%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,200	$ 46,323	$ 95,871	$ 68,729	$ 49,373
Portfolio turnover rate E	78%	77%	62%	123%	92%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 12.14	$ 25.27	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.27	.43	.42	.36	.02
Net realized and unrealized gain (loss)	2.92	(10.62)	3.41	3.29	2.88
Total from investment operations	3.19	(10.19)	3.83	3.65	2.90
Distributions from net investment income	(.28)	(.48)	(.81)	(.20)	-
Distributions from net realized gain	(.04)	(2.46)	(1.66)	(.13)	-
Total distributions	(.32)	(2.94)	(2.47)	(.33)	-
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.01	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Total Return B, C, D	26.42%	(43.89)%	17.25%	17.94%	16.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.97%	.96%	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.97%	.96%	.96%	1.01%	1.07% A
Expenses net of all reductions	.94%	.93%	.94%	.93%	1.00% A
Net investment income (loss)	2.08%	2.36%	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 148,806	$ 124,111	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	78%	77%	62%	123%	92%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 363,115,495
Gross unrealized depreciation	(158,782,613)
Net unrealized appreciation (depreciation)	$ 204,332,882

Tax Cost	$ 1,617,603,686

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (523,704,930)
Net unrealized appreciation (depreciation)	$ 204,344,474

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 37,936,129	$ 129,796,240
Long-term Capital Gains	-	280,492,329
Total	$ 37,936,129	$ 410,288,569

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2 R shares, and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,235,794,737 and $1,388,794,451, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 157,863
Service Class 2	1,015,748
Service Class R	59,353
Service Class 2 R	129,173
$ 1,362,137

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 556,149
Service Class	127,850
Service Class 2	324,897
Initial Class R	91,962
Service Class R	46,147
Service Class 2R	39,780
Investor Class R	225,052
$ 1,411,837

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,696 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,924,943.45%		$ 4,550

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,212 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,657,246.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $11,933,500. The weighted average interest rate was .77%. The interest expense amounted to $512 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $575,901 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 14,372,278	$ 27,449,630
Service Class	3,138,360	6,285,159
Service Class 2	7,783,553	14,726,472
Initial Class R	2,454,887	4,651,583
Service Class R	1,206,143	2,342,494
Service Class 2R	1,088,142	1,653,621
Investor Class R	2,716,315	4,689,140
Total	$ 32,759,678	$ 61,798,099
From net realized gain
Initial Class	$ 2,196,333	$ 163,022,999
Service Class	510,078	34,891,161
Service Class 2	1,322,412	79,417,694
Initial Class R	370,967	26,045,726
Service Class R	192,822	12,931,868
Service Class 2R	169,786	9,495,528
Investor Class R	414,053	22,685,494
Total	$ 5,176,451	$ 348,490,470

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	5,347,946	5,742,422	$ 70,803,136	$ 105,330,600
Reinvestment of distributions	1,154,164	10,416,592	16,568,611	190,472,629
Shares redeemed	(13,947,134)	(25,565,528)	(175,327,331)	(491,629,057)
Net increase (decrease)	(7,445,024)	(9,406,514)	$ (87,955,584)	$ (195,825,828)
Service Class
Shares sold	959,799	1,370,007	$ 12,824,467	$ 23,974,828
Reinvestment of distributions	255,575	2,274,580	3,648,438	41,176,320
Shares redeemed	(3,455,536)	(4,518,541)	(43,871,038)	(82,046,840)
Net increase (decrease)	(2,240,162)	(873,954)	$ (27,398,133)	$ (16,895,692)
Service Class 2
Shares sold	2,952,474	5,449,407	$ 36,740,955	$ 97,500,340
Reinvestment of distributions	640,998	5,238,634	9,105,965	94,144,166
Shares redeemed	(7,248,281)	(9,062,599)	(89,623,254)	(161,377,161)
Net increase (decrease)	(3,654,809)	1,625,442	$ (43,776,334)	$ 30,267,345
Initial Class R
Shares sold	612,315	600,161	$ 8,157,631	$ 11,570,605
Reinvestment of distributions	197,166	1,690,588	2,825,854	30,697,309
Shares redeemed	(2,020,970)	(3,415,687)	(24,694,123)	(60,745,148)
Net increase (decrease)	(1,211,489)	(1,124,938)	$ (13,710,638)	$ (18,477,234)
Service Class R
Shares sold	305,936	517,294	$ 4,003,822	$ 9,780,288
Reinvestment of distributions	98,069	845,462	1,398,965	15,274,362
Shares redeemed	(1,102,231)	(1,613,463)	(13,550,063)	(28,583,442)
Net increase (decrease)	(698,226)	(250,707)	$ (8,147,276)	$ (3,528,792)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Service Class 2R
Shares sold	1,006,368	716,923	$ 12,396,135	$ 13,560,422
Reinvestment of distributions	88,897	621,801	1,257,928	11,149,149
Shares redeemed	(625,865)	(1,313,080)	(7,643,458)	(23,348,326)
Net increase (decrease)	469,400	25,644	$ 6,010,605	$ 1,361,245
Investor Class R
Shares sold	1,131,791	1,767,383	$ 15,649,216	$ 32,933,570
Reinvestment of distributions	218,381	1,527,774	3,130,368	27,374,634
Shares redeemed	(1,661,407)	(2,169,278)	(20,149,633)	(35,892,907)
Net increase (decrease)	(311,235)	1,125,879	$ (1,370,049)	$ 24,415,297

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and three otherwise unaffiliated shareholders were the owners of record of 46% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	2/13/2009	$.017	$.000
Initial Class R	12/18/2009	$.332	$.015
Service Class R	2/13/2009	$.017	$.000
Service Class R	12/18/2009	$.318	$.015
Service Class 2R	2/13/2009	$.017	$.000
Service Class 2R	12/18/2009	$.302	$.015
Investor Class R	2/13/2009	$0.017	$.000
Investor Class R	12/18/2009	$0.320	$.015

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class R, Service Class, and Service Class R ranked below its competitive median for 2008 and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0210
1.781996.107

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Life of fundA
VIP Value - Initial Class	42.66%	-1.06%	1.65%
VIP Value - Service ClassB	42.35%	-1.16%	1.55%
VIP Value - Service Class 2 C	42.32%	-1.32%	1.39%
VIP Value - Investor Class D	42.41%	-1.16%	1.59%

A From May 9, 2001.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Richard Fentin, Portfolio Manager of VIP Value Portfolio: During the year, the fund's shares strongly outpaced the Russell 3000® Value Index, which returned 19.76%. (For specific portfolio results, please refer to the performance section of this report.) Overweighting the consumer discretionary area was key to the fund's relative outperformance, including stakes in upscale home-goods retailer Williams-Sonoma, appliance manufacturer Whirlpool and an out-of-index position in automaker Ford Motor's convertible bonds. Unfortunately, not owning Ford's common stock, an index component, offset most of the gains from the company's bonds. Elsewhere, overweighting technology along with good stock picks in energy - including not owning major index component Exxon Mobil, which lagged when the markets rebounded - were positives, as was stock picking in industrials, consumer discretionary and financials. The biggest drag on relative performance was from stock picking in the materials sector, including not owning Freeport-McMoRan Copper & Gold, which benefited from an improved outlook for the global economy. Some weak picks in technology detracted, including overweighting NCR, which hurt when sales of the company's point-of-sale terminals and ATMs were hit hard by the weak economy. Some picks in financials also hurt, including not owning index component Goldman Sachs and overweighting Zions Bancorp.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.79%
Actual		$ 1,000.00	$ 1,323.30	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class	.87%
Actual		$ 1,000.00	$ 1,322.20	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Service Class 2	1.04%
Actual		$ 1,000.00	$ 1,321.10	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Investor Class	.87%
Actual		$ 1,000.00	$ 1,320.90	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
PNC Financial Services Group, Inc.	1.4	1.2
Avnet, Inc.	1.4	1.4
The Stanley Works	1.3	1.1
Wells Fargo & Co.	1.2	1.1
JPMorgan Chase & Co.	1.2	1.3
Agilent Technologies, Inc.	1.2	1.0
Arrow Electronics, Inc.	1.2	1.2
Xerox Corp.	1.0	1.0
Avon Products, Inc.	1.0	1.0
Tyco Electronics Ltd.	0.9	0.8
	11.8
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.7	21.5
Industrials	15.0	13.1
Information Technology	13.5	16.8
Consumer Discretionary	11.8	15.8
Energy	10.1	8.2
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 99.3%		Stocks 98.0%
	Bonds 0.4%		Bonds 1.0%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	11.9%	** Foreign investments	11.7%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 1.5%
Johnson Controls, Inc.	29,151	$ 794,073
The Goodyear Tire & Rubber Co. (a)	83,800	1,181,580
		1,975,653
Automobiles - 1.0%
Bayerische Motoren Werke AG (BMW)	4,074	185,475
Harley-Davidson, Inc.	12,627	318,200
Thor Industries, Inc.	11,333	355,856
Winnebago Industries, Inc. (a)	40,964	499,761
		1,359,292
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	4,900	74,627
Brinker International, Inc.	30,200	450,584
Burger King Holdings, Inc.	7,590	142,844
Carnival Corp. unit	3,500	110,915
Darden Restaurants, Inc.	13,300	466,431
DineEquity, Inc. (a)	6,800	165,172
NH Hoteles SA (a)	7,229	38,500
Penn National Gaming, Inc. (a)	11,855	322,219
Starwood Hotels & Resorts Worldwide, Inc.	14,700	537,579
Vail Resorts, Inc. (a)(d)	6,400	241,920
WMS Industries, Inc. (a)	11,126	445,040
Wyndham Worldwide Corp.	36,396	734,107
		3,729,938
Household Durables - 2.4%
Ethan Allen Interiors, Inc.	38,105	511,369
Jarden Corp.	700	21,637
KB Home	12,700	173,736
La-Z-Boy, Inc.	16,000	152,480
Leggett & Platt, Inc.	34,400	701,760
Pulte Homes, Inc.	28,957	289,570
Standard Pacific Corp. (a)	14,900	55,726
Whirlpool Corp.	14,300	1,153,438
		3,059,716
Leisure Equipment & Products - 0.7%
Brunswick Corp.	44,052	559,901
Eastman Kodak Co. (d)	70,800	298,776
Polaris Industries, Inc.	1,300	56,719
		915,396
Media - 1.3%
Discovery Communications, Inc. Class C (a)	8,590	227,807
DISH Network Corp. Class A	12,100	251,317
Interpublic Group of Companies, Inc. (a)	20,777	153,334
Live Nation, Inc. (a)	19,300	164,243
McGraw-Hill Companies, Inc.	7,700	258,027
United Business Media Ltd.	15,100	113,332

	Shares	Value
Virgin Media, Inc.	21,200	$ 356,796
WPP PLC	14,119	138,169
		1,663,025
Multiline Retail - 0.2%
Macy's, Inc.	16,518	276,842
Specialty Retail - 1.6%
AnnTaylor Stores Corp. (a)	10,677	145,634
AutoZone, Inc. (a)	800	126,456
bebe Stores, Inc.	5,100	31,977
Best Buy Co., Inc.	3,700	146,002
Limited Brands, Inc.	11,200	215,488
OfficeMax, Inc. (a)	68,625	870,851
RadioShack Corp.	6,300	122,850
Sherwin-Williams Co.	1,210	74,597
Talbots, Inc. (d)	12,015	107,054
The Children's Place Retail Stores, Inc. (a)	2,200	72,622
Williams-Sonoma, Inc.	4,817	100,097
		2,013,628
Textiles, Apparel & Luxury Goods - 0.2%
Bosideng International Holdings Ltd.	16,000	3,566
Iconix Brand Group, Inc. (a)	9,999	126,487
Liz Claiborne, Inc.	17,736	99,854
		229,907
TOTAL CONSUMER DISCRETIONARY		15,223,397
CONSUMER STAPLES - 4.7%
Beverages - 0.7%
Anheuser-Busch InBev SA NV	7,265	378,542
Carlsberg AS:
Series A	2,675	201,472
Series B	3,000	221,622
Dr Pepper Snapple Group, Inc.	3,300	93,390
Molson Coors Brewing Co. Class B	1,200	54,192
		949,218
Food & Staples Retailing - 1.1%
Safeway, Inc.	30,600	651,474
SUPERVALU, Inc.	25,500	324,105
Sysco Corp.	13,500	377,190
Winn-Dixie Stores, Inc. (a)	12,487	125,369
		1,478,138
Food Products - 1.6%
Bunge Ltd.	15,200	970,216
Ralcorp Holdings, Inc. (a)	6,700	400,057
Sara Lee Corp.	3,400	41,412
Smithfield Foods, Inc. (a)	18,600	282,534
Tyson Foods, Inc. Class A	30,131	369,707
		2,063,926
Household Products - 0.2%
Energizer Holdings, Inc. (a)	3,474	212,887
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.1%
Avon Products, Inc.	40,300	$ 1,269,450
Herbalife Ltd.	2,000	81,140
		1,350,590
TOTAL CONSUMER STAPLES		6,054,759
ENERGY - 10.1%
Energy Equipment & Services - 3.9%
BJ Services Co.	32,540	605,244
Ensco International Ltd. ADR	9,900	395,406
Exterran Holdings, Inc. (a)	3,800	81,510
Helmerich & Payne, Inc.	15,866	632,736
Nabors Industries Ltd. (a)	25,600	560,384
National Oilwell Varco, Inc.	18,228	803,673
Patterson-UTI Energy, Inc.	44,900	689,215
Pride International, Inc. (a)	5,611	179,047
Seahawk Drilling, Inc. (a)	1,600	36,064
Smith International, Inc.	13,997	380,298
Weatherford International Ltd. (a)	37,966	679,971
		5,043,548
Oil, Gas & Consumable Fuels - 6.2%
Arch Coal, Inc.	11,600	258,100
Brigham Exploration Co. (a)	1,700	23,035
Cabot Oil & Gas Corp.	17,000	741,030
Canadian Natural Resources Ltd.	6,200	448,484
Chesapeake Energy Corp.	15,500	401,140
Cloud Peak Energy, Inc.	5,200	75,712
Compton Petroleum Corp. (a)	29,400	26,304
EOG Resources, Inc.	9,900	963,270
EXCO Resources, Inc.	24,800	526,504
Frontier Oil Corp.	5,000	60,200
Holly Corp.	1,800	46,134
Iteration Energy Ltd. (a)	29,400	33,859
Marathon Oil Corp.	23,872	745,284
Painted Pony Petroleum Ltd. (a)(e)	1,100	6,072
Painted Pony Petroleum Ltd. Class A (a)	1,200	6,624
PetroBakken Energy Ltd. Class A	1,800	55,389
Petrohawk Energy Corp. (a)	25,500	611,745
Plains Exploration & Production Co. (a)	4,800	132,768
Range Resources Corp.	11,600	578,260
Reliance Industries Ltd.	1,329	31,229
SandRidge Energy, Inc. (a)	11,500	108,445
Southwestern Energy Co. (a)	16,900	814,580
Suncor Energy, Inc.	18,000	637,491
Ultra Petroleum Corp. (a)	14,100	703,026
		8,034,685
TOTAL ENERGY		13,078,233

	Shares	Value
FINANCIALS - 24.4%
Capital Markets - 1.6%
Bank of New York Mellon Corp.	24,575	$ 687,363
Invesco Ltd.	10,700	251,343
Morgan Stanley	12,260	362,896
Northern Trust Corp.	2,600	136,240
Och-Ziff Capital Management Group LLC Class A	11,357	156,045
TD Ameritrade Holding Corp. (a)	26,900	521,322
		2,115,209
Commercial Banks - 8.2%
Associated Banc-Corp.	17,351	191,035
Banco Santander (Brasil) SA ADR	4,700	65,518
BB&T Corp.	7,800	197,886
Boston Private Financial Holdings, Inc.	11,063	63,834
CapitalSource, Inc.	56,600	224,702
Comerica, Inc.	27,200	804,304
Fifth Third Bancorp	86,000	838,500
Huntington Bancshares, Inc.	149,911	547,175
KeyCorp	120,916	671,084
Marshall & Ilsley Corp.	48,759	265,737
Mitsubishi UFJ Financial Group, Inc.	21,800	107,434
PNC Financial Services Group, Inc.	34,990	1,847,114
Regions Financial Corp.	82,800	438,012
SunTrust Banks, Inc.	25,600	519,424
SVB Financial Group (a)	2,442	101,807
TCF Financial Corp.	23,200	315,984
U.S. Bancorp, Delaware	38,600	868,886
Umpqua Holdings Corp.	16,700	223,947
Wells Fargo & Co.	59,295	1,600,372
Wilmington Trust Corp., Delaware	33,758	416,574
Zions Bancorp	20,504	263,066
		10,572,395
Consumer Finance - 1.6%
American Express Co.	18,477	748,688
Capital One Financial Corp.	17,803	682,567
Discover Financial Services	42,539	625,749
		2,057,004
Diversified Financial Services - 2.4%
Bank of America Corp.	75,210	1,132,663
JPMorgan Chase & Co.	38,186	1,591,211
Moody's Corp.	15,367	411,836
		3,135,710
Insurance - 4.2%
Aon Corp.	4,300	164,862
Arthur J. Gallagher & Co.	9,333	210,086
Everest Re Group Ltd.	6,767	579,797
Lincoln National Corp.	22,268	554,028
Loews Corp.	22,986	835,541
Marsh & McLennan Companies, Inc.	41,100	907,488
MBIA, Inc. (a)(d)	33,100	131,738
MetLife, Inc.	5,600	197,960
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
PartnerRe Ltd.	7,000	$ 522,620
StanCorp Financial Group, Inc.	7,300	292,146
The First American Corp.	7,228	239,319
Unum Group	28,920	564,518
Willis Group Holdings Ltd.	2,400	63,312
XL Capital Ltd. Class A	6,000	109,980
		5,373,395
Real Estate Investment Trusts - 4.6%
Alexandria Real Estate Equities, Inc.	6,100	392,169
Camden Property Trust (SBI)	2,953	125,119
CBL & Associates Properties, Inc.	9,400	90,898
Corporate Office Properties Trust (SBI)	6,688	244,981
Digital Realty Trust, Inc.	4,008	201,522
Duke Realty LP	30,200	367,534
Franklin Street Properties Corp.	24,901	363,804
Highwoods Properties, Inc. (SBI)	870	29,015
ProLogis Trust	57,991	793,897
Public Storage	7,500	610,875
Regency Centers Corp.	4,800	168,288
Segro PLC	26,750	148,978
Simon Property Group, Inc.	7,683	613,103
SL Green Realty Corp.	4,705	236,379
The Macerich Co. (d)	12,584	452,395
U-Store-It Trust	3,000	21,960
Ventas, Inc.	14,000	612,360
Vornado Realty Trust	7,007	490,070
		5,963,347
Real Estate Management & Development - 1.3%
Allgreen Properties Ltd.	48,000	42,018
Avatar Holdings, Inc. (a)	1,500	25,515
Brookfield Properties Corp.	20,800	253,405
CB Richard Ellis Group, Inc. Class A (a)	66,322	899,990
Forest City Enterprises, Inc. Class A	29,683	349,666
The St. Joe Co. (a)	1,700	49,113
Unite Group PLC (a)	7,800	37,755
		1,657,462
Thrifts & Mortgage Finance - 0.5%
New York Community Bancorp, Inc. (d)	41,700	605,067
TOTAL FINANCIALS		31,479,589
HEALTH CARE - 4.5%
Biotechnology - 0.4%
AMAG Pharmaceuticals, Inc. (a)	1,100	41,833
Biogen Idec, Inc. (a)	4,100	219,350
Cephalon, Inc. (a)	981	61,224
Clinical Data, Inc. (a)	5,321	97,161
Dendreon Corp. (a)	2,300	60,444

	Shares	Value
Genzyme Corp. (a)	700	$ 34,307
OREXIGEN Therapeutics, Inc. (a)	7,300	54,312
		568,631
Health Care Equipment & Supplies - 1.0%
C. R. Bard, Inc.	4,700	366,130
Cooper Companies, Inc.	4,226	161,095
Covidien PLC	5,300	253,817
ev3, Inc. (a)	14,686	195,911
Hologic, Inc. (a)	6,500	94,250
Orthofix International NV (a)	3,475	107,621
Stryker Corp.	1,200	60,444
		1,239,268
Health Care Providers & Services - 2.5%
Brookdale Senior Living, Inc. (a)	21,047	382,845
CIGNA Corp.	10,700	377,389
Henry Schein, Inc. (a)	12,598	662,655
Humana, Inc. (a)	9,163	402,164
McKesson Corp.	7,800	487,500
Quest Diagnostics, Inc.	1,900	114,722
Universal Health Services, Inc. Class B	17,584	536,312
VCA Antech, Inc. (a)	7,931	197,641
		3,161,228
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc. (a)	3,100	104,439
Pharmaceuticals - 0.5%
Cadence Pharmaceuticals, Inc. (a)	6,647	64,276
King Pharmaceuticals, Inc. (a)	36,000	441,720
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,052	115,281
ViroPharma, Inc. (a)	9,000	75,510
		696,787
TOTAL HEALTH CARE		5,770,353
INDUSTRIALS - 14.9%
Aerospace & Defense - 1.2%
DigitalGlobe, Inc.	3,000	72,600
Heico Corp. Class A	11,617	417,747
Precision Castparts Corp.	6,700	739,345
Raytheon Co.	5,580	287,482
		1,517,174
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	9,600	550,752
Airlines - 0.5%
Alaska Air Group, Inc. (a)	700	24,192
Delta Air Lines, Inc. (a)	32,500	369,850
Hawaiian Holdings, Inc. (a)	4,984	34,888
Southwest Airlines Co.	14,441	165,061
		593,991
Building Products - 1.7%
Armstrong World Industries, Inc. (a)	1,684	65,558
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
Masco Corp.	86,300	$ 1,191,803
Owens Corning (a)	38,775	994,191
		2,251,552
Commercial Services & Supplies - 2.3%
ACCO Brands Corp. (a)	41,321	300,817
Clean Harbors, Inc. (a)	8,100	482,841
Consolidated Graphics, Inc. (a)	11,788	412,816
R.R. Donnelley & Sons Co.	13,717	305,478
Republic Services, Inc.	40,890	1,157,596
The Brink's Co.	12,100	294,514
		2,954,062
Construction & Engineering - 0.5%
Aveng Ltd.	6,650	35,808
Dycom Industries, Inc. (a)	20,545	164,976
Fluor Corp.	3,000	135,120
Granite Construction, Inc.	5,423	182,538
Jacobs Engineering Group, Inc. (a)	4,101	154,239
		672,681
Electrical Equipment - 0.9%
Acuity Brands, Inc. (d)	8,200	292,248
Baldor Electric Co.	3,600	101,124
Regal-Beloit Corp.	4,100	212,954
Renewable Energy Corp. AS (a)(d)	14,000	108,093
SunPower Corp. Class B (a)	12,374	259,235
Zumtobel AG (a)	7,373	144,611
		1,118,265
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	12,400	424,824
Machinery - 3.8%
AGCO Corp. (a)	2,500	80,850
Albany International Corp. Class A	13,065	293,440
Crane Co.	3,200	97,984
Cummins, Inc.	16,981	778,749
Deere & Co.	2,800	151,452
Eaton Corp.	7,000	445,340
Ingersoll-Rand Co. Ltd.	11,400	407,436
Kennametal, Inc.	13,100	339,552
Navistar International Corp. (a)	12,200	471,530
Oshkosh Co.	1,800	66,654
Pentair, Inc.	2,623	84,723
Robbins & Myers, Inc.	1,000	23,520
The Stanley Works	32,800	1,689,528
		4,930,758
Professional Services - 1.1%
Equifax, Inc.	3,400	105,026
Experian PLC	22,172	220,375
IHS, Inc. Class A (a)	2,750	150,728
Manpower, Inc.	8,708	475,283

	Shares	Value
Monster Worldwide, Inc. (a)	24,141	$ 420,053
Robert Half International, Inc.	2,000	53,460
		1,424,925
Road & Rail - 1.9%
Avis Budget Group, Inc. (a)	7,300	95,776
Canadian National Railway Co.	6,200	338,370
Con-way, Inc.	14,403	502,809
CSX Corp.	13,600	659,464
Dollar Thrifty Automotive Group, Inc. (a)	1,200	30,732
Ryder System, Inc.	4,301	177,072
Union Pacific Corp.	9,500	607,050
		2,411,273
Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. (a)	1,300	20,800
Transportation Infrastructure - 0.3%
Macquarie Infrastructure Co. LLC	25,861	317,573
TOTAL INDUSTRIALS		19,188,630
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.5%
Motorola, Inc.	89,400	693,744
Computers & Peripherals - 1.1%
NCR Corp. (a)	67,398	750,140
Seagate Technology	20,900	380,171
Western Digital Corp. (a)	5,300	233,995
		1,364,306
Electronic Equipment & Components - 5.8%
Agilent Technologies, Inc. (a)	50,549	1,570,557
Arrow Electronics, Inc. (a)	52,153	1,544,250
Avnet, Inc. (a)	58,334	1,759,353
Corning, Inc.	6,222	120,147
Flextronics International Ltd. (a)	139,900	1,022,669
Itron, Inc. (a)	1,973	133,316
Keyence Corp.	700	145,351
Tyco Electronics Ltd.	48,800	1,198,040
		7,493,683
Internet Software & Services - 0.5%
VeriSign, Inc. (a)	20,538	497,841
Yahoo!, Inc. (a)	12,000	201,360
		699,201
IT Services - 1.1%
Accenture PLC Class A	6,250	259,375
Fidelity National Information Services, Inc.	8,724	204,491
Fiserv, Inc. (a)	2,500	121,200
Hewitt Associates, Inc. Class A (a)	6,479	273,803
The Western Union Co.	5,526	104,165
Visa, Inc. Class A	4,864	425,405
		1,388,439
Office Electronics - 1.0%
Xerox Corp.	155,900	1,318,914
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.2%
Applied Materials, Inc.	43,600	$ 607,784
ASM International NV (NASDAQ) (a)	3,786	97,414
ASML Holding NV (NY Shares)	9,144	311,719
Fairchild Semiconductor International, Inc. (a)	107,500	1,073,925
KLA-Tencor Corp.	5,100	184,416
Lam Research Corp. (a)	3,400	133,314
Maxim Integrated Products, Inc.	9,000	182,700
Micron Technology, Inc. (a)	65,554	692,250
MKS Instruments, Inc. (a)	10,105	175,928
National Semiconductor Corp.	26,662	409,528
Standard Microsystems Corp. (a)	12,354	256,716
		4,125,694
Software - 0.2%
BMC Software, Inc. (a)	4,300	172,430
Software AG (Bearer)	700	76,565
		248,995
TOTAL INFORMATION TECHNOLOGY		17,332,976
MATERIALS - 7.5%
Chemicals - 2.8%
Albemarle Corp.	25,726	935,655
Ashland, Inc.	3,500	138,670
Calgon Carbon Corp. (a)	8,943	124,308
Celanese Corp. Class A	12,200	391,620
Clariant AG (Reg.) (a)	15,340	181,037
Cytec Industries, Inc.	3,940	143,495
Ferro Corp.	21,300	175,512
FMC Corp.	7,948	443,180
Kraton Performance Polymers, Inc.	2,300	31,188
Solutia, Inc. (a)	36,191	459,626
Tokyo Ohka Kogyo Co. Ltd.	2,600	48,384
W.R. Grace & Co. (a)	20,255	513,464
		3,586,139
Construction Materials - 0.7%
HeidelbergCement AG	6,794	469,115
Texas Industries, Inc.	4,300	150,457
Vulcan Materials Co. (d)	5,556	292,635
		912,207
Containers & Packaging - 1.7%
Ball Corp.	9,500	491,150
Owens-Illinois, Inc. (a)	33,212	1,091,678
Packaging Corp. of America	12,900	296,829
Rexam PLC	55,014	258,375
		2,138,032
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. (Canada)	2,300	124,605

	Shares	Value
AngloGold Ashanti Ltd. sponsored ADR	4,200	$ 168,756
Barrick Gold Corp.	7,700	303,852
Commercial Metals Co.	9,358	146,453
Goldcorp, Inc.	1,900	74,778
Lihir Gold Ltd.	68,621	202,175
Newcrest Mining Ltd.	11,823	375,205
Newmont Mining Corp.	7,714	364,949
Randgold Resources Ltd. sponsored ADR	5,234	414,114
Steel Dynamics, Inc.	1,000	17,720
		2,192,607
Paper & Forest Products - 0.6%
Weyerhaeuser Co.	18,345	791,403
TOTAL MATERIALS		9,620,388
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.2%
Iliad Group SA	489	58,470
Qwest Communications International, Inc.	62,666	263,824
		322,294
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	136,730	500,432
TOTAL TELECOMMUNICATION SERVICES		822,726
UTILITIES - 7.2%
Electric Utilities - 3.5%
Allegheny Energy, Inc.	26,721	627,409
American Electric Power Co., Inc.	25,429	884,675
Entergy Corp.	13,800	1,129,392
FirstEnergy Corp.	23,600	1,096,220
Pinnacle West Capital Corp.	22,044	806,370
		4,544,066
Gas Utilities - 0.2%
Energen Corp.	4,400	205,920
Independent Power Producers & Energy Traders - 1.6%
AES Corp.	62,900	837,199
Calpine Corp. (a)	8,908	97,988
Constellation Energy Group, Inc.	18,300	643,611
Dynegy, Inc. Class A (a)	19,700	35,657
NRG Energy, Inc. (a)	18,634	439,949
		2,054,404
Multi-Utilities - 1.9%
Alliant Energy Corp.	2,500	75,650
CMS Energy Corp.	14,500	227,070
DTE Energy Co.	8,100	353,079
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	18,470	$ 824,686
Sempra Energy	18,600	1,041,228
		2,521,713
TOTAL UTILITIES		9,326,103
TOTAL COMMON STOCKS (Cost $132,177,262)		127,897,154
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Capital Markets - 0.1%
Legg Mason, Inc. 7.00%	2,900	100,485
Diversified Financial Services - 0.1%
Bank of America Corp.	8,000	119,360
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $265,000)		219,845
Convertible Bonds - 0.4%
	Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Gaylord Entertainment Co. 3.75% 10/1/14 (e)	$ 30,000	30,506
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (c)(e)	182,000	114,888
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
SunPower Corp. 4.75% 4/15/14	50,000	56,690
Industrial Conglomerates - 0.0%
Textron, Inc. 4.5% 5/1/13	30,000	48,336
TOTAL INDUSTRIALS		105,026
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 4.25% 10/15/13	30,000	65,213

	Principal Amount	Value
MATERIALS - 0.1%
Metals & Mining - 0.1%
Newmont Mining Corp. 3% 2/15/12	$ 50,000	$ 62,780
United States Steel Corp. 4% 5/15/14	60,000	112,275
		175,055
TOTAL CONVERTIBLE BONDS (Cost $299,715)		490,688
Money Market Funds - 3.6%
	Shares
Fidelity Cash Central Fund, 0.16% (f)	3,369,584	3,369,584
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	1,333,027	1,333,027
TOTAL MONEY MARKET FUNDS (Cost $4,702,611)		4,702,611
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $137,444,588)		133,310,298
NET OTHER ASSETS - (3.3)%		(4,204,341)
NET ASSETS - 100%		$ 129,105,957
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $151,466 or 0.1% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,573
Fidelity Securities Lending Cash Central Fund	6,442
Total	$ 12,015
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 15,223,397	$ 15,081,662	$ 141,735	$ -
Consumer Staples	6,054,759	6,054,759	-	-
Energy	13,078,233	13,078,233	-	-
Financials	31,699,434	31,491,515	207,919	-
Health Care	5,770,353	5,770,353	-	-
Industrials	19,188,630	19,188,630	-	-
Information Technology	17,332,976	17,187,625	145,351	-
Materials	9,620,388	9,572,004	48,384	-
Telecommunication Services	822,726	822,726	-	-
Utilities	9,326,103	9,326,103	-	-
Corporate Bonds	490,688	-	490,688	-
Money Market Funds	4,702,611	4,702,611	-	-
Total Investments in Securities:	$ 133,310,298	$ 132,276,221	$ 1,034,077	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Canada	2.3%
Bermuda	2.0%
Switzerland	1.6%
Others (individually less than 1%)	6.0%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $24,662,354 of which $9,078,392 and $15,583,962 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $1,278,652) - See accompanying schedule: Unaffiliated issuers (cost $132,741,977)	$ 128,607,687
Fidelity Central Funds (cost $4,702,611)	4,702,611
Total Investments (cost $137,444,588)		$ 133,310,298
Foreign currency held at value (cost $1,242)		1,242
Receivable for investments sold		217,943
Receivable for fund shares sold		76,157
Dividends receivable		115,154
Interest receivable		2,151
Distributions receivable from Fidelity Central Funds		639
Prepaid expenses		546
Other receivables		1,552
Total assets		133,725,682
Liabilities
Payable to custodian bank	$ 2
Payable for investments purchased	2,990,735
Payable for fund shares redeemed	168,173
Accrued management fee	58,960
Distribution fees payable	1,764
Other affiliated payables	14,931
Other payables and accrued expenses	52,133
Collateral on securities loaned, at value	1,333,027
Total liabilities		4,619,725
Net Assets		$ 129,105,957
Net Assets consist of:
Paid in capital		$ 159,903,690
Undistributed net investment income		136
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,663,561)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,134,308)
Net Assets		$ 129,105,957

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($64,198,243 ÷ 6,781,413 shares)	$ 9.47

Service Class: Net Asset Value, offering price and redemption price per share ($250,781 ÷ 26,512 shares)	$ 9.46

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,276,954 ÷ 882,374 shares)	$ 9.38

Investor Class: Net Asset Value, offering price and redemption price per share ($56,379,979 ÷ 5,960,018 shares)	$ 9.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009
Investment Income
Dividends		$ 1,701,678
Interest		21,471
Income from Fidelity Central Funds		12,015
Total income		1,735,164
Expenses
Management fee	$ 557,877
Transfer agent fees	134,351
Distribution fees	16,009
Accounting and security lending fees	39,574
Custodian fees and expenses	42,889
Independent trustees' compensation	657
Audit	50,670
Legal	578
Miscellaneous	8,070
Total expenses before reductions	850,675
Expense reductions	(3,844)	846,831
Net investment income (loss)		888,333
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,419,280)
Foreign currency transactions	(1,121)
Total net realized gain (loss)		(11,420,401)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $56)	47,254,802
Assets and liabilities in foreign currencies	362
Total change in net unrealized appreciation (depreciation)		47,255,164
Net gain (loss)		35,834,763
Net increase (decrease) in net assets resulting from operations		$ 36,723,096

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 888,333	$ 1,292,768
Net realized gain (loss)	(11,420,401)	(15,033,581)
Change in net unrealized appreciation (depreciation)	47,255,164	(45,673,621)
Net increase (decrease) in net assets resulting from operations	36,723,096	(59,414,434)
Distributions to shareholders from net investment income	(908,042)	(1,169,017)
Distributions to shareholders from net realized gain	-	(3,606,092)
Total distributions	(908,042)	(4,775,109)
Share transactions - net increase (decrease)	10,552,112	21,293,415
Total increase (decrease) in net assets	46,367,166	(42,896,128)

Net Assets
Beginning of period	82,738,791	125,634,919
End of period (including undistributed net investment income of $136 and undistributed net investment income of $7,426, respectively)	$ 129,105,957	$ 82,738,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 13.10	$ 14.28	$ 12.63	$ 11.97
Income from Investment Operations
Net investment income (loss) C	.07	.13	.10	.16	.15
Net realized and unrealized gain (loss)	2.78	(6.07)	.22	1.70	.58
Total from investment operations	2.85	(5.94)	.32	1.86	.73
Distributions from net investment income	(.07)	(.10)	(.09)	(.13)	(.07)
Distributions from net realized gain	-	(.37)	(1.41)	(.08)	-
Total distributions	(.07)	(.47)	(1.50) G	(.21)	(.07)
Net asset value, end of period	$ 9.47	$ 6.69	$ 13.10	$ 14.28	$ 12.63
Total Return A,B	42.66%	(46.50)%	2.02%	14.75%	6.09%
Ratios to Average Net Assets D,F
Expenses before reductions	.80%	.79%	.77%	.88%	1.19%
Expenses net of fee waivers, if any	.80%	.79%	.77%	.85%	.85%
Expenses net of all reductions	.80%	.79%	.77%	.84%	.78%
Net investment income (loss)	.95%	1.25%	.68%	1.16%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,198	$ 41,306	$ 52,544	$ 35,416	$ 18,478
Portfolio turnover rate E	73%	53%	52%	263%	181%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.50 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 13.06	$ 14.24	$ 12.60	$ 11.93
Income from Investment Operations
Net investment income (loss) C	.06	.13	.09	.14	.13
Net realized and unrealized gain (loss)	2.77	(6.05)	.21	1.69	.60
Total from investment operations	2.83	(5.92)	.30	1.83	.73
Distributions from net investment income	(.06)	(.08)	(.08)	(.11)	(.06)
Distributions from net realized gain	-	(.37)	(1.41)	(.08)	-
Total distributions	(.06)	(.45)	(1.48) G	(.19)	(.06)
Net asset value, end of period	$ 9.46	$ 6.69	$ 13.06	$ 14.24	$ 12.60
Total Return A,B	42.35%	(46.49)%	1.92%	14.56%	6.08%
Ratios to Average Net Assets D,F
Expenses before reductions	.91%	.88%	.86%	.96%	1.60%
Expenses net of fee waivers, if any	.91%	.88%	.86%	.95%	.97%
Expenses net of all reductions	.90%	.88%	.86%	.94%	.90%
Net investment income (loss)	.84%	1.17%	.60%	1.06%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 251	$ 293	$ 958	$ 1,017	$ 1,232
Portfolio turnover rate E	73%	53%	52%	263%	181%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.48 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 6.63	$ 12.97	$ 14.14	$ 12.53	$ 11.87
Income from Investment Operations
Net investment income (loss) C	.05	.11	.06	.12	.11
Net realized and unrealized gain (loss)	2.75	(6.01)	.23	1.67	.59
Total from investment operations	2.80	(5.90)	.29	1.79	.70
Distributions from net investment income	(.05)	(.07)	(.06)	(.10)	(.04)
Distributions from net realized gain	-	(.37)	(1.41)	(.08)	-
Total distributions	(.05)	(.44)	(1.46) G	(.18)	(.04)
Net asset value, end of period	$ 9.38	$ 6.63	$ 12.97	$ 14.14	$ 12.53
Total Return A,B	42.32%	(46.68)%	1.86%	14.32%	5.92%
Ratios to Average Net Assets D,F
Expenses before reductions	1.05%	1.04%	1.02%	1.15%	1.76%
Expenses net of fee waivers, if any	1.05%	1.04%	1.02%	1.10%	1.11%
Expenses net of all reductions	1.05%	1.04%	1.02%	1.09%	.05%
Net investment income (loss)	.70%	1.01%	.43%	.91%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,277	$ 4,941	$ 11,081	$ 7,803	$ 5,262
Portfolio turnover rate E	73%	53%	52%	263%	181%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.46 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 13.09	$ 14.26	$ 12.63	$ 12.23
Income from Investment Operations
Net investment income (loss) E	.07	.12	.08	.14	.06
Net realized and unrealized gain (loss)	2.77	(6.06)	.23	1.69	.40
Total from investment operations	2.84	(5.94)	.31	1.83	.46
Distributions from net investment income	(.07)	(.09)	(.08)	(.12)	(.06)
Distributions from net realized gain	-	(.37)	(1.41)	(.08)	-
Total distributions	(.07)	(.46)	(1.48) J	(.20)	(.06)
Net asset value, end of period	$ 9.46	$ 6.69	$ 13.09	$ 14.26	$ 12.63
Total Return B,C,D	42.41%	(46.53)%	1.99%	14.49%	3.77%
Ratios to Average Net Assets F,I
Expenses before reductions	.89%	.87%	.88%	.99%	1.27% A
Expenses net of fee waivers, if any	.89%	.87%	.88%	.99%	1.00%A
Expenses net of all reductions	.88%	.87%	.88%	.98%	.93%A
Net investment income (loss)	.86%	1.17%	.58%	1.01%	1.06%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,380	$ 36,199	$ 61,052	$ 37,239	$ 11,034
Portfolio turnover rate G	73%	53%	52%	263%	181%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.48 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs), and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 18,894,847
Gross unrealized depreciation	(23,907,461)
Net unrealized appreciation (depreciation)	$ (5,012,614)

Tax Cost	$ 138,322,912

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (24,662,354)
Net unrealized appreciation (depreciation)	$ (5,012,576)

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 908,042	$ 2,728,408
Long-term Capital Gains	-	2,046,701
Total	$ 908,042	$ 4,775,109

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $82,973,630 and $71,583,850, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 229
Service Class 2	15,780
$ 16,009

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 48,173
Service Class	233
Service Class 2	6,212
Investor Class	79,733
$ 134,351

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,843 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $447 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,442.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,844 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 478,243	$ 616,899
Service Class	1,636	3,725
Service Class 2	47,870	51,555
Investor Class	380,293	496,838
Total	$ 908,042	$ 1,169,017
From net realized gain
Initial Class	$ -	$ 1,550,219
Service Class	-	27,064
Service Class 2	-	300,918
Investor Class	-	1,727,891
Total	$ -	$ 3,606,092

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	2,751,446	3,223,694	$ 21,075,692	$ 28,731,973
Reinvestment of distributions	51,811	226,797	478,243	2,167,047
Shares redeemed	(2,194,877)	(1,287,498)	(16,803,915)	(13,483,541)
Net increase (decrease)	608,380	2,162,993	$ 4,750,020	$ 17,415,479
Service Class
Shares sold	1,781	388	$ 15,343	$ 4,284
Reinvestment of distributions	180	2,886	1,636	30,789
Shares redeemed	(19,214)	(32,811)	(127,485)	(294,997)
Net increase (decrease)	(17,253)	(29,537)	$ (110,506)	$ (259,924)
Service Class 2
Shares sold	426,973	332,542	$ 3,212,958	$ 3,626,908
Reinvestment of distributions	5,254	33,900	47,870	352,473
Shares redeemed	(294,560)	(476,305)	(2,309,735)	(5,036,302)
Net increase (decrease)	137,667	(109,863)	$ 951,093	$ (1,056,921)
Investor Class
Shares sold	2,278,184	2,041,288	$ 17,900,905	$ 18,461,315
Reinvestment of distributions	41,298	223,750	380,293	2,224,729
Shares redeemed	(1,772,319)	(1,516,336)	(13,319,693)	(15,491,263)
Net increase (decrease)	547,163	748,702	$ 4,961,505	$ 5,194,781

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 16% of the total outstanding shares of the Fund. The VIP Freedom Funds were the owners of record, in the aggregate, of approximately 35% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1981

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

Initial Class	100%
Service Class	100%
Service Class 2	100%
Investor Class	100%

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of Service Class 2 ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0210
1.768949.108

Item 2. Code of Ethics

As of the end of the period, December 31, 2009, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$-

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$39,000	$-	$5,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$70,000	$-	$5,900	$5,500
Growth Portfolio	$64,000	$-	$4,000	$4,000
High Income Portfolio	$76,000	$-	$3,200	$2,200
Overseas Portfolio	$64,000	$-	$5,100	$2,700

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$76,000	$-	$6,200	$8,400
Growth Portfolio	$65,000	$-	$3,600	$6,300
High Income Portfolio	$72,000	$-	$4,000	$2,300
Overseas Portfolio	$61,000	$-	$6,000	$3,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$725,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$515,000	$225,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$2,655,000	$2,530,000B
Tax Fees	$-	$2,000
All Other Fees	$-	$- B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2009 A	December 31, 2008 A,B
PwC	$4,575,000	$3,125,000
Deloitte Entities	$1,245,000	$1,260,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 26, 2010